As filed with the Securities and Exchange Commission on June 28, 2004

                                                   File Nos.02-94222
                                                            811-04149

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.  34                      (X)
                                   ----

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  35                                     (X)
                    ----

                            FRANKLIN TAX-FREE TRUST
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650)312-2000

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on July 1, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.









JULY 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

Franklin Tax-Free Trust


Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund






















[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]





CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies                        2

Main Risks                                  5

Performance                                 9

Fees and Expenses                          17

Management                                 23

Distributions and Taxes                    26

Financial Highlights                       28



YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                     42

Buying Shares                              47

Investor Services                          50

Selling Shares                             53

Exchanging Shares                          55

Account Policies                           63

Questions                                  67


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOALS AND STRATEGIES

GOALS

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

As a nonfundamental policy, under normal market conditions, each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are six municipal bond insurers with an AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.


In addition to investing at least 80% of its net assets in insured, municipal securities, each Fund may invest the balance (up to 20%)of its net assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations;
(ii) municipal securities rated in one of the top three ratings by a U.S. nationally recognized rating service (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; and
(iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities.


Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for a Fund.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goals.

IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF AN INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES OF THE FUND ARE NOT INSURED.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]



STATE

Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may affect the Fund's investments and its performance.

U.S. TERRITORIES

Consistent with its policy of investing 80% of its net assets in insured municipal securities, each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.


More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION

The Florida Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain tax diversification requirements. The other Funds are all diversified funds. The Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.


More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

The bar charts and tables below show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

FLORIDA FUND ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-9.85  21.24%  8.00%  5.02%  6.67%  -4.59%  13.14%  4.46%  8.64%   4.79%
------------------------------------------------------------------------
94     95      96     97     98     99      00      01     02      03
                               YEAR



Best Quarter:                             Q1 '95     9.30%
Worst Quarter:                            Q1 '94    -8.79%




AVERAGE ANNUAL TOTAL RETURNS     For the periods ended December 31, 2003




                                                           SINCE
                                                         INCEPTION
                                     1 YEAR     5 YEARS  (4/30/93)
-------------------------------------------------------------------
Florida Fund - Class A/2
Return Before Taxes                   0.30%      4.21%     4.98%
Return After Taxes on                 0.31%      4.21%     4.98%
Distributions
Return After Taxes on
Distributions
 and Sale of Fund Shares              1.64%      4.25%     4.95%
Lehman Brothers Municipal Bond
Index/3                               5.31%      5.83%     6.03%
(index reflects no
deduction for fees, expenses,
or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 2.16% for Class A.


2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]



-3.59%  13.60%  4.18%  8.11%  6.04%  -3.40%  12.01%  4.60%  8.65%  5.45%
-----------------------------------------------------------------------
94      95      96     97     98     99      00      01     02     03


                                YEAR


Best Quarter:                             Q1 '95      5.63%
Worst Quarter:                            Q1 '94     -4.22%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Insured Fund - Class A/2
Return Before Taxes                   0.95%     4.42%     4.97%
Return After Taxes on Distributions   0.96%     4.41%     4.93%
Return After Taxes on
Distributions                         2.17%     4.46%     4.97%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        5.31%     5.83%     6.03%
Index/3
(index reflects no deduction for
fees, expenses, or taxes)
                                                          SINCE
                                                        INCEPTION
                                                1 YEAR   (2/1/00)
-------------------------------------------------------------------
Insured Fund - Class B/2                        0.85%     6.85%
Lehman Brothers Municipal Bond                  5.31%     8.19%
Index/3

                                                          SINCE
                                                        INCEPTION
                                      1 YEAR   5 YEARS   (5/1/95)
-------------------------------------------------------------------
Insured Fund - Class C/2              2.82%     4.56%     5.39%
Lehman Brothers Municipal Bond        5.31%     5.83%     6.78%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.81% for Class A.


2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-3.63%  14.06%  8.53%  4.21%  5.39%  -3.72%  13.21%  4.18%  8.58%  5.26%
----------------------------------------------------------------------
94      95      96     97     98     99      00      01     02     03


                              YEAR


Best Quarter:                             Q1 '95     5.87%
Worst Quarter:                            Q1 '97    -4.53%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                     1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------
Massachusetts Fund - Class A/2
Return Before Taxes                   0.75%      4.44%      5.00%
Return After Taxes on Distributions   0.76%      4.44%      4.95%
Return After Taxes on
Distributions                         1.99%      4.48%      4.97%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        5.31%      5.83%      6.03%
Index/3
(index reflects no deduction for
fees, expenses, or taxes)

                                                            SINCE
                                                          INCEPTION
                                     1 YEAR     5 YEARS   (5/1/95)
--------------------------------------------------------------------

Massachusetts Fund - Class C/2        2.69%      4.56%      5.37%
Lehman Brothers Municipal Bond        5.31%      5.83%      6.78%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.98% for Class A.


2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-3.93%  13.83%  8.87%  3.58%  6.47%  -2.27%  11.02%  4.83%  9.01%  4.95%
----------------------------------------------------------------------
94      95      96     97     98     99      00      01     02     03


                               YEAR

Best Quarter:                             Q1 '95     5.70%
Worst Quarter:                            Q1 '97    -4.60%


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                                        1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------
Michigan Fund - Class A/2
Return Before Taxes                     0.50%     4.49%     5.05%
Return After Taxes on Distributions     0.40%     4.44%     4.99%
Return After Taxes on Distributions
and Sale of Fund Shares                 1.94%     4.51%     5.02%
Lehman Brothers Municipal Bond          5.31%     5.83%     6.03%
Index/3
(index reflects no deduction for
fees, expenses, or taxes)

                                                            SINCE
                                                          INCEPTION
                                                  1 YEAR  (2/1/00)
--------------------------------------------------------------------
Michigan Fund - Class B/2                         0.35%     6.57%
Lehman Brothers Municipal Bond Index/3            5.31%     8.19%

                                                            SINCE
                                                          INCEPTION
                                        1 YEAR   5 YEARS  (5/1/95)
--------------------------------------------------------------------
Michigan Fund - Class C/2               2.33%     4.63%     5.51%
Lehman Brothers Municipal Bond Index/3  5.31%     5.83%     6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.63% for Class A.


2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-3.55%  13.31%  3.49%  7.69%  5.68%  -3.74%  11.90%  4.73% 7.95% 5.19
----------------------------------------------------------------------
94      95      96     97     98     99      00      01    02    03


                               YEAR


Best Quarter:                             Q1 '95     5.70%
Worst Quarter:                            Q1 '94     -3.83%




AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003
                                    1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

Minnesota Fund - Class A/2
Return Before Taxes                  0.71%    4.17%     4.67%
Return After Taxes on                0.72%    4.16%     4.64%
Distributions
Return After Taxes on
Distributions                        1.98%    4.24%     4.69%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond       5.31%    5.83%     6.03%
Index/3
(index reflects no deduction
for   fees, expenses, or taxes)

                                                       SINCE
                                                      INCEPTION
                                    1 YEAR   5 YEARS  (5/1/95)
----------------------------------------------------------------

Minnesota Fund - Class C/2           2.46%    4.28%     5.00%
Lehman Brothers Municipal Bond       5.31%    5.83%     6.78%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.72% for Class A.


2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

OHIO FUND - CLASS A ANNUAL TOTAL RETURNS/1
[Insert bar graph]


-4.48%  14.34%  4.47%  8.16%  5.94%  -3.00%  11.34%  4.74%  8.31%  4.93%
----------------------------------------------------------------------
94      95      96     97     98     99      00      01     02     03


                               YEAR


Best Quarter:                             Q1 '95     6.09%
Worst Quarter:                            Q1 '94    -4.75%




AVERAGE ANNUAL TOTAL RETURNS   FOR THE PERIODS ENDED DECEMBER 31, 2003

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Ohio Fund - Class A/2
Return Before Taxes                    0.45%    4.24%     4.88%
Return After Taxes on Distributions    0.45%    4.23%     4.86%
Return After Taxes on Distributions
and Sale of Fund Shares                1.80%    4.30%     4.88%
Lehman Brothers Municipal Bond         5.31%    5.83%     6.03%
Index/3
(index reflects no deduction for
fees, expenses, or taxes)

                                                          SINCE
                                                        INCEPTION
                                                1 YEAR   (2/1/00)
-------------------------------------------------------------------
Ohio Fund - Class B/2                           0.34%     6.42%
Lehman Brothers Municipal Bond                  5.31%     8.19%
Index/3

                                                          SINCE
                                                        INCEPTION
                                      1 YEAR   5 YEARS   (5/1/95)
-------------------------------------------------------------------
Ohio Fund - Class C/2                  2.25%    4.37%     5.34%
Lehman Brothers Municipal Bond         5.31%    5.83%     6.78%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.84% for Class A.


2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES            (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------


                                MASSA-
               FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
                FUND    FUND    FUND      FUND     FUND    FUND
----------------------------------------------------------------
CLASS A
Maximum sales     4.25%  4.25%   4.25%   4.25%   4.25%   4.25%
charge (load) as
a percentage of
offering price

Load imposed on   4.25%  4.25%   4.25%   4.25%   4.25%   4.25%
purchases

Maximum deferred   None   None   None    None     None    None
sales charge
(load)/1

Redemption fee    2.00%  2.00%   2.00%   2.00%   2.00%   2.00%
on shares sold
within 5 New
York Stock
Exchange trading
days following
their purchase
date/3

CLASS B
----------------------------------------------------------------
Maximum sales       -    4.00%     -     4.00%     -     4.00%
charge (load) as
a percentage of
offering price

Load imposed on     -     None     -     None      -      None
purchases

Maximum deferred    -    4.00%     -     4.00%     -     4.00%
sales charge
(load)/2

Redemption fee      -    2.00%     -     2.00%     -     2.00%
on shares sold
within 5 New
York Stock
Exchange trading
days following
their purchase
date/3

CLASS C
----------------------------------------------------------------
Maximum sales       -    1.00%   1.00%   1.00%   1.00%   1.00%
charge (load) as
a percentage of
offering price
Load imposed on     -     None   None    None     None    None
purchases

Maximum deferred    -    1.00%   1.00%   1.00%   1.00%   1.00%
sales charge
(load)

Redemption fee      -    2.00%   2.00%   2.00%   2.00%   2.00%
on shares sold
within 5 New
York Stock
Exchange trading
days following
their purchase
date/3

Please see "Choosing a Share Class" on page 42 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                 MASSA-
               FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
                FUND    FUND/4   FUND/4  FUND/4   FUND/4   FUND/4
------------------------------------------------------------------
CLASS A
Management fees   0.58%  0.46%   0.50%  0.47%   0.49%   0.48%
Distribution
and service
(12b-1) fees      0.10%  0.10%   0.10%  0.10%   0.10%   0.10%
Other expenses    0.07%  0.07%   0.07%  0.07%   0.08%   0.07%
                  ---------------------------------------------
Total annual
 Fund operating   0.75%  0.63%   0.67%  0.64%   0.67%   0.65%
 expenses
                  ---------------------------------------------

CLASS B
---------------------------------------------------------------
Management fees     -    0.46%     -    0.47%     -     0.48%
Distribution and
 service (12b-1)
 fees               -    0.65%     -    0.65%     -     0.65%
Other expenses      -    0.07%     -    0.07%     -     0.07%
                  ---------------------------------------------
Total annual
Fund operating      -    1.18%     -    1.19%     -     1.20%
 expenses
                  ---------------------------------------------

CLASS C
---------------------------------------------------------------
Management fees     -    0.46%   0.50%  0.47%   0.49%   0.48%
Distribution and
service (12b-1)
fees                -    0.65%   0.65%  0.65%   0.65%   0.65%
Other expenses      -    0.07%   0.07%  0.07%   0.08%   0.07%
                  ---------------------------------------------
Total annual
Fund operating      -      -     1.18%  1.22%   1.22%   1.20%
 expenses
                  ---------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 43).
2. Declines to zero after six years.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. Class C total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the "Financial Highlights" section, due to a timing difference between the end of the 12b-1 plan year and the Fund's fiscal year end.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             MASSA-
           FLORIDA  INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
            FUND     FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------
If you sell
your shares
at the end
of the
period:
CLASS A
1 Year/1      $498   $487     $491     $488     $491    $489
3 Years       $654   $618     $630     $621     $630    $624
5 Years       $824   $761     $782     $767     $782    $772
10 Years    $1,316 $1,178   $1,224   $1,189   $1,224  $1,201

CLASS B
1 Year         -     $520      -       $521      -      $522
3 Years        -     $675      -       $678      -      $681
5 Years        -     $849      -       $854      -      $860
10 Years/2     -   $1,279     -      $1,290     -     $1,302

CLASS C/3
1 Year         -     $220     $224     $221     $224    $222
3 Years        -     $375     $387     $378     $387    $381
5 Years        -     $649     $670     $654     $670    $660
10 Years       -   $1,432   $1,477   $1,443   $1,477  $1,455

                             MASSA-
            FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
             FUND   FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------
If you do
not sell
your shares:
CLASS B
1 Year         -     $120      -       $121      -      $122
3 Years        -     $375      -       $378      -      $381
5 Years        -     $649      -       $654      -      $660
10 Years/2     -   $1,279     -      $1,290     -     $1,302

CLASS C/3
1 Year         -     $120     $124     $121     $124    $122
3 Years        -     $375     $387     $378     $387    $381
5 Years        -     $649     $670     $654     $670    $660
10 Years       -   $1,432   $1,477   $1,443   $1,477  $1,455

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were:

                              MASSA-
             FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND    FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------
If you sell
your shares
at the end
of the
period:
CLASS C
1 Year         -     $317     $322     $319     $322    $320
3 Years        -     $470     $483     $474     $483    $477
5 Years        -     $742     $764     $748     $764    $753
10 Years       -   $1,517   $1,563   $1,529   $1,563  $1,540

If you do
not sell
your shares:
CLASS C
1 Year         -     $218     $223     $220     $223    $221
3 Years        -     $470     $483     $474     $483    $477
5 Years        -     $742     $764     $748     $764    $753
10 Years       -   $1,517   $1,563   $1,529   $1,563  $1,540


MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds, and affiliate to the other funds' advisers) relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff's investigation. Such discussions are preliminary and the Company cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $345 billion in assets.


The team responsible for the Funds' management is:


SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Florida Fund since its inception and the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1999. He joined Franklin Templeton Investments in 1996.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Florida, Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Massachusetts Fund since 1996. He joined Franklin Templeton Investments in 1994.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida Fund since its inception and the Ohio Fund since 1986. She joined Franklin Templeton Investments in 1986.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 29, 2004, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

MANAGEMENT FEES            (AS A PERCENTAGE OF AVERAGE
                           MONTHLY ASSETS)
----------------------------------------------------------
Florida Fund                                        0.58%
Insured Fund                                        0.46%
Massachusetts Fund                                  0.50%
Michigan Fund                                       0.47%
Minnesota Fund                                      0.49%
Ohio Fund                                           0.48%



DISTRIBUTIONS AND TAXES



INCOME AND CAPITAL GAIN DISTRIBUTIONS
Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest". Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS


You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.


Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


o TAXABLE INCOME DIVIDENDS Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

ANNUAL STATEMENTS. If a Fund makes a taxable ordinary income or capital gain distribution to you of $10 or more, you will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of taxable income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


FLORIDA FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                2004/3   2003   2002   2001  2000/3
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    10.76  10.50  10.36   9.61  10.53
year
                                -----------------------------------
 Net investment income/1           .46    .46    .48    .49    .48
 Net realized and unrealized
 gains (losses)                    .20    .27    .14    .74   (.92)
                                -----------------------------------
Total from investment              .66    .73    .62   1.23   (.44)
operations
                                -----------------------------------
Distributions from net
investment income                 (.45)  (.47)  (.48)  (.48)  (.48)
                                -----------------------------------
Net asset value, end of year     10.97  10.76  10.50  10.36   9.61
                                ===================================
Total return (%)/2                6.29   7.14   6.14  13.10  (4.22)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x  156,033 156,973 127,595 116,581 108,831
1,000)
Ratios to average net assets:
(%)
 Expenses                          .75    .76    .78    .78    .76
 Expenses excluding waiver
 and payments by affiliate         .75    .76    .78    .78    .77
 Net investment income            4.27   4.39   4.58   4.87   4.79
Portfolio turnover rate (%)      11.38  10.83  23.17  29.18  23.92

1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.

INSURED FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                2004/3   2003   2002   2001  2000/3
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    12.37   12.13  11.98  11.24 12.26
year
                                -----------------------------------
 Net investment income/1           .55     .58    .59    .60   .61
 Net realized and unrealized
 gains (losses)                    .25     .24    .16    .74 (1.00)
                                -----------------------------------
Total from investment              .80     .82    .75   1.34  (.39)
operations
                                -----------------------------------
 Distributions from net           (.55)   (.58)  (.60)  (.60) (.61)
investment
 income
 Distributions from net           -       -      -      -     (.02)
realized gains
                                -----------------------------------
Total distributions               (.55)   (.58)  (.60)  (.60) (.63)
                                -----------------------------------
Net asset value, end of year     12.62   12.37  12.13  11.98 11.24
                                ===================================
Total return (%)/2                6.65    6.90   6.39  12.24 (3.21)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1   1,697   1,646  1,554  1,472  1,446
million)
Ratios to average net assets:
(%)
 Expenses                          .63     .62    .63    .62   .62
 Net investment income            4.45    4.73   4.90   5.23  5.23
Portfolio turnover rate (%)       9.41   11.74   8.48  10.40 13.29


INSURED FUND
CLASS B                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                 2004/3   2003  2002   2001  2000/3,4
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    12.42   12.17  12.00 11.24  11.14
year
                                -----------------------------------
 Net investment income/1           .49     .51    .53   .55    .05
 Net realized and unrealized       .24     .25    .17   .75    .10
gains
                                -----------------------------------
Total from investment              .73     .76    .70  1.30    .15
operations
                                -----------------------------------
 Distributions from net           (.48)   (.51)  (.53) (.54)  (.05)
investment
 income
Net asset value, end of year     12.67   12.42  12.17 12.00  11.24
                                -----------------------------------
Total return (%)/2                6.04    6.37   5.96 11.80   1.31

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                         108,518  82,062  38,158  6,291    63
Ratios to average net assets:
(%)
 Expenses                         1.18    1.18   1.18  1.18   1.18/5
 Net investment income            3.90    4.17   4.35  4.68   5.23/5
Portfolio turnover rate (%)       9.41   11.74   8.48 10.40  13.29

INSURED FUND
CLASS C                               YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                 2004/3   2003  2002   2001  2000/3
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    12.47   12.21  12.05 11.31  12.33
year
                                -----------------------------------
 Net investment income/1           .48     .52    .53   .55    .55
 Net realized and unrealized
 gains (losses)                    .25     .25    .16   .73  (1.00)
                                -----------------------------------
Total from investment              .73     .77    .69  1.28   (.45)
operations
                                -----------------------------------
 Distributions from net
 investment income                (.48)   (.51)  (.53) (.54)  (.55)
                                -----------------------------------
 Distributions from net           -       -      -     -      (.02)
 realized gains
                                -----------------------------------
Total distributions               (.48)   (.51)  (.53) (.54)  (.57)
                                -----------------------------------
Net asset value, end of year     12.72   12.47  12.21 12.05  11.31
                                ===================================
Total return (%)/2                5.99    6.45   5.84 11.55  (3.74)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   152,833 129,608  90,403 62,212 56,627
1,000)
Ratios to average net assets:
(%)
 Expenses                         1.20    1.15   1.18  1.18   1.18
 Net investment income            3.88    4.20   4.35  4.67   4.66
Portfolio turnover rate (%)       9.41   11.74   8.48 10.40  13.29

1. Based on average shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. For the year ended February 29.
4. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
5. Annualized.

MASSACHUSETTS FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                2004/3  2003   2002   2001   2000/3
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    11.91  11.64  11.54  10.75  11.71
year
                                -----------------------------------
 Net investment income/1           .52    .54    .55    .57    .58
 Net realized and unrealized
 gains (losses)                    .20    .27    .11    .79   (.96)
                                -----------------------------------
Total from investment              .72    .81    .66   1.36   (.38)
operations
                                -----------------------------------
 Distributions from net
 investment income                (.52)  (.54)  (.56)  (.57)  (.58)

Net asset value, end of year     12.11  11.91  11.64  11.54  10.75
                                ===================================
Total return (%)/2                6.16   7.19   5.87  12.94  (3.34)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x   432,467 426,319 382,300 327,650 306,531
1,000)
Ratios to average net assets:
(%)
 Expenses                          .67    .67    .69    .70    .68
 Net investment income            4.36   4.59   4.79   5.12   5.16
Portfolio turnover rate (%)      10.99  16.23   6.31  15.69  25.75


MASSACHUSETTS FUND
CLASS C                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                2004/3   2003   2002   2001  2000/3
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    11.98  11.70  11.61  10.81  11.76
year
                                -----------------------------------
 Net investment income/1           .46    .48    .49    .51    .52
 Net realized and unrealized
 gains (losses)                    .20    .28    .09    .80   (.96)
                                -----------------------------------
Total from investment              .66    .76    .58   1.31   (.44)
operations
                                -----------------------------------
Distributions from net
investment income                 (.45)  (.48)  (.49)  (.51)  (.51)
                                -----------------------------------
Net asset value, end of year     12.19  11.98  11.70  11.61  10.81
                                ===================================
Total return (%)/2                5.62   6.66   5.16  12.35  (3.78)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    48,268 43,002 32,354 28,397 27,253
1,000)
Ratios to average net assets:
(%)
 Expenses                         1.23   1.21   1.24   1.25   1.24
 Net investment income            3.80   4.05   4.24   4.57   4.60
Portfolio turnover rate (%)      10.99  16.23   6.31  15.69  25.75

1. Based on average shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. For the year ended February 29.


MICHIGAN FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                               2004/3   2003   2002   2001   2000/3
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    12.46  12.25  12.08  11.37  12.28
year
                               ------------------------------------
 Net investment income/1           .55    .57    .58    .60    .60
 Net realized and unrealized
 gains (losses)                    .18    .28    .18    .70   (.91)
                               ------------------------------------
Total from investment              .73    .85    .76   1.30   (.31)
operations
                               ------------------------------------
 Distributions from net
investment                        (.54)  (.57)  (.59)  (.59)  (.60)
 income
                               ------------------------------------
 Distributions from net
realized                          (.07)  (.07)  -      -     -4
 gains
Total distributions               (.61)  (.64)  (.59)  (.59)  (.60)
                               ------------------------------------

Net asset value, end of year     12.58  12.46  12.25  12.08  11.37
                               ====================================

Total return (%)/2                6.06   7.17   6.44  11.74  (2.57)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   1,249  1,254  1,185  1,085   1,058
1 million)
Ratios to average net assets:
(%)
 Expenses                          .64    .64    .64    .64    .63
 Net investment income            4.42   4.62   4.81   5.10   5.10
Portfolio turnover rate (%)      11.29  13.22   8.86  10.34  13.73


MICHIGAN FUND
CLASS B                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                               2004/3   2003   2002   2001  2000/3,5
-------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of   12.51  12.29  12.12  11.38  11.31
year
                               ------------------------------------
 Net investment income/1          .48    .50    .52    .54    .05
 Net realized and unrealized      .19    .30    .17    .73    .07
 gains
                               ------------------------------------
Total from investment             .67    .80    .69   1.27    .12
operations
                               ------------------------------------
 Distributions from net          (.48)  (.51)  (.52)  (.53)  (.05)
 investment income

 Distributions from net          (.07)  (.07)  -      -      -
 realized gains
                                ------------------------------------
Total distributions              (.55)  (.58)  (.52)  (.53)  (.05)
                               ------------------------------------
Net asset value, end of year    12.63  12.51  12.29  12.12  11.38
                               ====================================
Total return (%)/2               5.46   6.64   5.81  11.28   1.11

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($  58,687  49,931  30,225  7,818   228
x 1,000)
Ratios to average net assets:
(%)
 Expenses                        1.19   1.19   1.19   1.20   1.19/6
 Net investment income           3.87   4.07   4.25   4.52   4.88/6
Portfolio turnover rate (%)     11.29  13.22   8.86  10.34  13.73


MICHIGAN FUND
CLASS C                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                               2004/3  2003   2002   2001   2000/3
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of   12.56  12.34  12.17  11.45  12.36
year
                               ------------------------------------
 Net investment income/1          .48    .51    .52    .54    .54
 Net realized and unrealized      .19    .29    .17    .71   (.92)
gains (losses)
                               ------------------------------------
Total from investment             .67    .80    .69   1.25   (.38)
operations
                               ------------------------------------
 Distributions from net          (.47)  (.51)  (.52)  (.53)  (.53)
 investment    income
 Distributions from net
 realized gains                  (.07)  (.07)  -      -     -4
                               ------------------------------------
Total distributions              (.54)  (.58)  (.52)  (.53)  (.53)
                               ------------------------------------
Net asset value, end of year    12.69  12.56  12.34  12.17  11.45
                               ====================================
Total return (%)/2               5.50   6.63   5.80  11.14  (3.11)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x  116,544 110,159 77,514 53,620 49,038
1,000)
Ratios to average net assets:
(%)
 Expenses                        1.22   1.16   1.19   1.20   1.19
 Net investment income           3.84   4.10   4.26   4.54   4.54
Portfolio turnover rate (%)     11.29  13.22   8.86  10.34  13.73


1. Based on average shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. For the year ended February 29.
4. The Fund made a capital gain distribution of $.0003.
5. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
6. Annualized.

MINNESOTA FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------
                                 2004/3   2003   2002   2001  2000/3
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    12.23   11.99  11.89  11.13  12.14
year
                                ------------------------------------
 Net investment income/1           .54     .56    .58    .58    .59
 Net realized and unrealized
 gains (losses)                    .15     .25    .10    .76   (.99)
                                ------------------------------------
Total from investment              .69     .81    .68   1.34   (.40)
operations
                                ------------------------------------
 Distributions from net           (.53)   (.57)  (.58)  (.58)  (.59)
 investment income

 Distributions from net           -       -      -      -      (.02)
 realized gains
                                ------------------------------------
Total distributions               (.53)   (.57)  (.58)  (.58)  (.61)
                                ------------------------------------
Net asset value, end of year     12.39   12.23  11.99  11.89  11.13
                                ====================================
Total return (%)/2                5.81    6.89   5.84  12.31  (3.30)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   528,609 524,076 485,818 465,758 451,142
1,000)
Ratios to average net assets:
(%)
 Expenses                          .67     .67    .66    .67    .66
 Net investment income            4.39    4.64   4.81   5.04   5.05
Portfolio turnover rate (%)      10.77   13.28   4.86  24.68  15.79


MINNESOTA FUND
CLASS C                             YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------
                                 2004/3   2003   2002   2001  2000/3
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    12.30   12.05  11.95  11.18  12.19
year
                                ------------------------------------
 Net investment income/1           .47     .50    .51    .52    .52
 Net realized and unrealized
 gains (losses)                    .16     .25    .10    .76   (.98)
                                ------------------------------------
Total from investment              .63     .75    .61   1.28   (.46)
operations
                                ------------------------------------
 Distributions from net
 investment income                (.46)   (.50)  (.51)  (.51)  (.53)
                                 ------------------------------------
 Distributions from net           -       -      -      -      (.02)
 realized gains
                                ------------------------------------
Total distributions               (.46)   (.50)  (.51)  (.51)  (.55)
                                ------------------------------------
NET ASSET VALUE, END OF YEAR     12.47   12.30  12.05  11.95  11.18
                                ====================================

Total return (%)/2                5.25    6.38   5.22  11.74  (3.84)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    59,389  54,704 39,170 24,738 21,828
1,000)
Ratios to average net assets:
(%)
 Expenses                         1.26    1.17   1.22   1.23   1.22
 Net investment income            3.80    4.14   4.26   4.49   4.50
Portfolio turnover rate (%)      10.77   13.28   4.86  24.68  15.79

1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.


OHIO FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                2004/3   2003   2002   2001   2000/3
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    12.60   12.37  12.21  11.52  12.49
year
                                ------------------------------------
 Net investment income/1           .55     .57    .60    .61    .61
 Net realized and unrealized
  gains (losses)                   .20     .24    .16    .68   (.95)
                                ------------------------------------
Total from investment              .75     .81    .76   1.29   (.34)
operations
                                ------------------------------------
 Distributions from net           (.54)   (.58)  (.60)  (.60)  (.61)
investment
 income
 Distributions from net            -4       -      -      -    (.02)
realized gains
                                ------------------------------------
Total distributions               (.54)   (.58)  (.60)  (.60)  (.63)
                                ------------------------------------
NET ASSET VALUE, END OF YEAR     12.81   12.60  12.37  12.21  11.52
                                ====================================
Total return (%)/2                6.17    6.77   6.41  11.48  (2.80)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   852,182 822,031 752,423 698,853 689,084
1,000)
Ratios to average net assets:
(%)
 Expenses                          .65     .65    .65    .66    .64
 Net investment income            4.38    4.64   4.86   5.10   5.07
Portfolio turnover rate (%)      14.89   13.40   9.62  16.45   9.61


OHIO FUND
CLASS B                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                 2004/3   2003   2002   2001  2000/3,5
PER SHARE DATA ($)
Net asset value, beginning of    12.64   12.40  12.23  11.52  11.43
year
                                ------------------------------------
 Net investment income1            .48     .51    .53    .55    .05
 Net realized and unrealized       .21     .25    .17    .70    .09
gains
                                ------------------------------------
Total from investment              .69     .76    .70   1.25    .14
operations
                                ------------------------------------
 Distributions from net
investment                        (.48)   (.52)  (.53)  (.54)  (.05)
 income
 Distributions from net            -/4       -      -      -      -
realized gains
                                ------------------------------------
Total distributions               (.48)   (.52)  (.53)  (.54)  (.05)
                                ------------------------------------
NET ASSET VALUE, END OF YEAR     12.85   12.64  12.40  12.23  11.52
                                ====================================
Total return (%)/2                5.57    6.24   5.89  11.04   1.19

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year  ($ x   60,869  44,222  16,629  3,649    76
1,000)
Ratios to average net assets:
(%)
 Expenses                         1.20    1.20   1.20   1.22   1.20/6
 Net investment income            3.83    4.09   4.31   4.53   5.02/6
Portfolio turnover rate (%)      14.89   13.40   9.62  16.45   9.61


OHIO FUND
CLASS C                               YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                 2004/3   2003   2002   2001  2000/3
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of   12.69   12.45  12.28  11.58  12.56
year
                                ------------------------------------
 Net investment income/1          .48     .51    .53    .54    .54
 Net realized and unrealized
 gains (losses)                   .20     .25    .17    .69   (.96)
                                ------------------------------------
Total from investment             .68     .76    .70   1.23   (.42)
operations
                                ------------------------------------
 Distributions from net
 investment                      (.47)   (.52)  (.53)  (.53)  (.54)
 income
 Distributions from net         -4       -      -      -      (.02)
realized gains
                                ------------------------------------
Total distributions              (.47)   (.52)  (.53)  (.53)  (.56)
                                ------------------------------------
NET ASSET VALUE, END OF YEAR    12.90   12.69  12.45  12.28  11.58
                                ====================================
Total return (%)/2               5.53    6.23   5.87  10.90  (3.41)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x   108,062 91,189  59,305 42,072  40,181
1,000)
Ratios to average net assets:
(%)
 Expenses                        1.22    1.17   1.20   1.22   1.20
 Net investment income           3.81    4.12   4.31   4.55   4.52
Portfolio turnover rate (%)     14.89   13.40   9.62  16.45   9.61


1. Based on average shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. For the year ended February 29.
4. The Fund made a capital gain distribution of $.0027.
5. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
6. Annualized.


YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


                         CLASS B (INSURED,
                         MICHIGAN AND OHIO     CLASS C (ALL FUNDS
CLASS A                  FUNDS ONLY)           EXCEPT FLORIDA)
--------------------------------------------------------------------

Initial sales charge of  No initial sales      No initial sales
4.25% or less            charge                charge

Deferred sales charge    Deferred sales        Deferred sales charge
of 1% on purchases of    charge of 4% on       of 1% on shares you
$1 million or more sold  shares you sell       sell within 12 months
within 18 months         within the first
                         year, declining to
                         1% within six years
                         and eliminated after
                         that

Lower annual expenses    Higher annual         Higher annual
than Class B or C due    expenses than Class   expenses than Class A
to lower distribution    A due to higher       due to higher
fees                     distribution fees.    distribution fees. No
                         Automatic conversion  conversion to Class A
                         to Class A shares     shares, so annual
                         after eight years,    expenses do not
                         reducing future       decrease.
                         annual expenses.


SALES CHARGES - CLASS A
------------------------------------------------------------------------



                              THE SALES CHARGE
                              MAKES UP THIS %        WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING PRICE* OF YOUR NET INVESTMENT*
---------------------------------------------------------------------------
Under $100,000                      4.25                  4.44
$100,000 but under $250,000         3.50                  3.63
$250,000 but under $500,000         2.50                  2.56
$500,000 but under $1               2.00                  2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 46), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 45).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.15% per year for the Florida Fund and 0.10% per year for the remaining Funds, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN           THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM        YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 45). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT


The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.


DISTRIBUTION AND SERVICE  (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C


With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 45).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one
month on the 18th day of the next month and each   following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 52 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

To sign up for these programs, complete the appropriate section of your account application.

REINSTATEMENT PRIVILEGE. If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).


GROUP INVESTMENT PROGRAM. Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

BUYING SHARES


MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time
employees, officers, trustees and
directors of Franklin Templeton
entities, and their immediate family
members                                 $100
-----------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 50). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.



BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
                     Franklin Templeton      telephone or online
BY PHONE/ONLINE      fund account with your  purchase into an
                     bank account            existing account,
(Up to $100,000 per  information on file,    please make sure we
shareholder per day) you may open a new      have your bank account
                     account by phone. At    information on file. If
1-800/632-2301       this time, a new        we do not have this
                     account may not be      information, you will
franklintempleton.   opened online.          need to send written
com                                          instructions with your
NOTE:  CERTAIN       To make a same day      bank's name and address
ACCOUNT TYPES ARE    investment, your phone  and a voided check or
NOT AVAILABLE FOR    order must be received  savings account deposit
ONLINE ACCOUNT       and accepted by us by   slip. If the bank and
ACCESS               1:00 p.m. Pacific time  Fund accounts do not
                     or the close of the     have at least one
                     New York Stock          common owner, your
                     Exchange, whichever is  written request must be
                     earlier.                signed by ALL fund AND
                                             bank account owners,
                                             and each individual
                                             must have his or her
                                             signature guaranteed.

                                             To make a same day
                                             investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.
---------------------------------------------------------------------
BY MAIL              Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
                                             your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
BY WIRE              Call  to receive a      Call to receive a wire
                     wire control number     control number and wire
1-800/632-2301       and wire                instructions.
(or 1-650/312-2000   instructions.
collect)                                     To make a same day wire
                     Wire the funds and      investment, the wired
                     mail your signed        funds must be received
                     application to          and accepted by us by
                     Investor Services.      1:00 p.m. Pacific time
                     Please include the      or the close of the New
                     wire control number or  York Stock Exchange,
                     your new account        whichever is earlier.
                     number on the
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page # 55
                     cannot be used to open  for information on
                     a new account.          exchanges.)

                     (Please see page # 55
                     for information on
                     exchanges.)
-----------------------------------------------------------------------------


                                           Franklin Templeton Investor Services
                                     P.O. Box 997151, Sacramento, CA 95899-9983
                                                 Call toll-free: 1-800/632-2301
                                                         (Monday through Friday
                                           5:30 a.m. to 5:00 p.m., Pacific time
                                 Saturday 6:30 a.m. to 2:30 p.m., Pacific time)
                              or visit us online 24 hours a day, 7 days a week,
                                                       at franklintempleton.com

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 47) with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM


Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services           1-800/632-2301
Advisor Services               1-800/524-4040


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.



TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
---------------------------------------------------------------
TO SELL SOME OR ALL
OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------


                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to
                      provide the banking instructions online
                      or send written instructions with your
                      bank's name and a voided check or
                      savings account deposit slip. If the
                      bank and Fund accounts do not have at
                      least one common owner, you must
                      provide written instructions signed by
                      ALL fund AND bank account owners, and
                      each individual must have his or her
                      signature guaranteed.


                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.


                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------


Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-9983
Call toll-free: 1-800/632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time
Saturday 6:30 a.m. to 2:30 p.m., Pacific time) or visit us online
24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

EXCHANGE LIMIT GUIDELINE. This exchange privilege is not intended to facilitate short-term or other excessive trading. In order to limit short-term or other excessive trading you generally may make up to eight (8) exchanges out of your Fund account to an account in a different Franklin Templeton fund during any calendar year (a single request to exchange out of your Fund account to accounts in two different Franklin Templeton funds will count as two exchanges out of your Fund account). Regularly scheduled exchanges or transfers resulting from automatic rebalancing plans or similar arrangements will not be counted for purposes of this exchange limit guideline. Each Fund may (but is not required to) reject any exchange request that exceeds this exchange limit guideline and may temporarily suspend or permanently terminate your exchange privileges, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed this exchange limit guideline.

Even if you don't exceed this exchange limit guideline, each Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the manager's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described in the "Market Timing Trading Policy" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (Omnibus Account) with the Funds for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. IF THERE IS A CONFLICT BETWEEN THE EXCHANGE PRIVILEGES OF TWO FUNDS INVOLVED IN AN EXCHANGE TRANSACTION, THE STRICTER POLICY WILL APPLY TO THE TRANSACTION. OTHER FRANKLIN TEMPLETON FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS. CHECK EACH FUND'S PROSPECTUS FOR DETAILS.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. Each Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o  limiting annual exchange activity per fund account,

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o  assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.


REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 51).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o   Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.



ADDITIONAL POLICIES


Please note that the Funds maintain additional policies and reserves certain rights, including:

o The Funds may restrict, reject or cancel any purchase orders, including an exchange request.


o The Funds may modify, suspend, or terminate telephone/online privileges at any time.


o The Funds may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect a Fund.


o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, each Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.


DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                             CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------
COMMISSION (%)               ---          3.00         1.00/3
Investment under $100,000    4.00         ---          ---
$100,000 but under $250,000  2.80         ---          ---
$250,000 but under $500,000  2.00         ---          ---
$500,000 but under $1        1.60         ---          ---
million
$1 million or more     up to 0.75/1       ---          ---
12B-1 FEE TO DEALER          0.10/1       0.15/2       0.65/4


A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                                           HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services     1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                           6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information         1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services      1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)   1-800/851-0637    5:30 a.m. to 5:00 p.m.
Automated Telephone      1-800/632-2301    (around-the-clock
System                   1-800/524-4040    access)
                         1-800/527-2020


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)




Investment Company Act file #811-4149                           TF1 P 07/04


--------------------------------------------------------------------------------




July 1, 2004



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS


                                    FRANKLIN
                                 TAX-FREE TRUST


Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund














[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]



Contents



-------------------------------------------------------------------------------
 THE FUNDS
-------------------------------------------------------------------------------
[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 Goals and Strategies           2

 Main Risks                     4

 Performance                    7

 Fees and Expenses             17

 Management                    23

 Distributions and Taxes       26

 Financial Highlights          28


INFORMATION
ABOUT SALES
CHARGES,
ACCOUNT
TRANSACTIONS
AND SERVICES


-------------------------------------------------------------------------------
 YOUR ACCOUNT
-------------------------------------------------------------------------------
[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

 Choosing a Share Class        46

 Buying Shares                 51

 Investor Services             54

 Selling Shares                57

 Exchanging Shares             59

 Account Policies              67

 Questions                     71

WHERE TO
LEARN MORE
ABOUT
EACH FUND


-------------------------------------------------------------------------------
 FOR MORE INFORMATION
-------------------------------------------------------------------------------
[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

 Back Cover


THE FUNDS


Goals and Strategies

GOALS
Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.


MAIN INVESTMENT STRATEGIES
Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

MUNICIPAL SECURITIES ARE ISSUED BY STATE AND LOCAL GOVERNMENTS, THEIR AGENCIES AND AUTHORITIES, AS WELL AS BY THE DISTRICT OF COLUMBIA AND U.S. TERRITORIES AND POSSESSIONS, TO BORROW MONEY FOR VARIOUS PUBLIC AND PRIVATE PROJECTS. MUNICIPAL SECURITIES PAY A FIXED, FLOATING OR VARIABLE RATE OF INTEREST, AND REQUIRE THAT THE AMOUNT BORROWED (PRINCIPAL) BE REPAID AT MATURITY.

Each Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.


TEMPORARY INVESTMENTS
When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goals.


Main Risks

INTEREST RATE
When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

BECAUSE INTEREST RATES AND MUNICIPAL SECURITY PRICES FLUCTUATE, THE AMOUNT OF A FUND'S DISTRIBUTIONS, ITS YIELD, AND THE VALUE OF YOUR INVESTMENT IN THAT FUND WILL GO UP AND DOWN. THIS MEANS YOU COULD LOSE MONEY OVER SHORT OR EVEN EXTENDED PERIODS.

STATE
Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.


U.S. TERRITORIES
Each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.


CREDIT
An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.



INCOME
Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.



CALL
A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.


MARKET
A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.


MUNICIPAL LEASE OBLIGATIONS
Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.


DIVERSIFICATION
The Maryland Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. This Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain tax diversification requirements. The other Funds are all diversified funds.


More detailed information about the Funds, their policies and risks and about municipal securities held by the Fund can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

[End callout]


PERFORMANCE
These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.


These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.



ALABAMA FUND - CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

-4.44%   15.28%   4.95%   9.03%   3.42%   -3.60%   9.75%  4.76%  8.67%   5.91%
   94      95       96      97      98      99       00    01      02     03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95  6.25%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94  -4.36%


AVERAGE ANNUAL TOTAL RETURNS            For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                                1 Year    5 Years   10 Years
-------------------------------------------------------------------------------
 Alabama Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes                            1.39%     4.08%     4.76%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions            1.39%     4.08%     4.74%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions and
 Sale of Fund Shares                            2.46%     4.19%     4.80%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3         5.31%     5.83%     6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)



-------------------------------------------------------------------------------
                                                                Since Inception
                                        1 Year         5 Years          (5/1/95)
-------------------------------------------------------------------------------
 Alabama Fund - Class C/2               3.19%           4.20%           5.14%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond
 Index/3                                5.31%           5.83%           6.78%
-------------------------------------------------------------------------------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 2.03% for Class A. 2.Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FLORIDA FUND - CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

 -3.34%  14.67%   4.39%   8.11%   6.34%   -3.31%   10.90%  5.33%  8.70%  5.45%
   94      95       96      97      98      99       00     01      02    03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95        5.93%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94        -3.84%


AVERAGE ANNUAL TOTAL RETURNSFor the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                  1 Year    5 Years     10 Years
-------------------------------------------------------------------------------
 Florida Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes              0.96%     4.39%       5.13%
-------------------------------------------------------------------------------
 Return After Taxes on
 Distributions                    0.96%     4.39%       5.13%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares          2.22%     4.46%       5.14%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal
 Bond Index/3                     5.31%     5.83%       6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)



                                                                Since Inception
                                                1 Year    5 Years       (2/1/00)
-------------------------------------------------------------------------------
 Florida Fund - Class B/2                       0.84%       --          6.83%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3         5.31%       --          8.19%



                                                                Since Inception
                                                1 Year   5 Years        (5/1/95)
-------------------------------------------------------------------------------
 Florida Fund - Class C/2                       2.78%    4.53%          5.51%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3         5.31%    5.83%          6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.99% for Class A. 2.Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.




GEORGIA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

  -3.74%  14.06%  4.66%  7.84%  5.63%   -3.82%   11.41%   4.68%   7.40%   5.79%
   94      95      96      97      98      99       00      01      02      03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95        5.84%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94        -4.26%



AVERAGE ANNUAL TOTAL RETURNS            For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                  1 Year    5 Years     10 Years
-------------------------------------------------------------------------------
 Georgia Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes              1.30%     4.06%       4.80%
-------------------------------------------------------------------------------
 Return After Taxes on
 Distributions                    1.30%     4.06%       4.79%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares          2.41%     4.15%       4.82%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond
Index/3                           5.31%     5.83%       6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)



                                                                Since Inception
                                        1 Year       5 Years            (5/1/95)
-------------------------------------------------------------------------------
 Georgia Fund - Class C/2               3.21%           4.20%           5.17%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.78%
-------------------------------------------------------------------------------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.98% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

KENTUCKY FUND ANNUAL TOTAL RETURNS/1


[Insert bar graph]

  -8.52%  19.86%  4.26%  9.35%   6.09%   -4.23%   11.47%  4.00%   8.27%  5.18%
   94      95      96      97      98      99        00      01     02     03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95        8.79%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94        -7.34%



AVERAGE ANNUAL TOTAL RETURNS            For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                                                Since Inception
                                        1 Year         5 Years        (10/12/91)
-------------------------------------------------------------------------------
 Kentucky Fund/2
-------------------------------------------------------------------------------
 Return Before Taxes                    0.71%           3.90%           4.85%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions    0.71%           3.90%           4.85%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                1.98%           4.02%           4.88%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 2.07% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


LOUISIANA FUND - CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

-4.80% 14.59%  4.83%  8.79%   5.39%   -3.87%   11.67%   4.91%    8.26%    5.18%
   94    95     96      97      98      99        00      01       02      03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95        5.84%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94        -4.47%


AVERAGE ANNUAL TOTAL RETURNS            For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                        1 Year          5 Years       10 Years
-------------------------------------------------------------------------------
 Louisiana Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes                    0.73%           4.19%           4.88%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions    0.73%           4.19%           4.88%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                2.06%           4.28%           4.92%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


                                                                Since Inception
                                        1 Year         5 Years          (5/1/95)
-------------------------------------------------------------------------------
 Louisiana Fund - Class C/2             2.57%           4.34%           5.40%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.78%
-------------------------------------------------------------------------------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 2.50% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MARYLAND FUND - CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

 -5.09%   17.27%   3.96%  8.54% 5.88% -3.81%   11.66%   5.11%     8.53%    5.05%
   94      95       96      97      98    99      00      01        02      03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95                7.25%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94                -4.78%



AVERAGE ANNUAL TOTAL RETURNS            For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                        1 Year          5 Years       10 Years
-------------------------------------------------------------------------------
 Maryland Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes                    0.60%           4.27%           5.07%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions    0.60%           4.26%           5.05%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                1.93%           4.32%           5.05%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


                                                                Since Inception
                                        1 Year         5 Years         (5/1/95)
-------------------------------------------------------------------------------
 Maryland Fund - Class C/2              2.40%           4.39%           5.54%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.78%
-------------------------------------------------------------------------------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.75% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MISSOURI FUND - CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

  -5.09%  15.68%   4.70%  9.14%  5.76%  -4.31%   11.65%   5.04%   8.86%    5.25%
     94      95       96     97     98    99        00      01      02      03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95                6.44%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94                -4.84%



AVERAGE ANNUAL TOTAL RETURNS            For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                        1 Year          5 Years       10 Years
-------------------------------------------------------------------------------
 Missouri Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes                    0.79%           4.25%           5.03%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions    0.79%           4.25%           5.01%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                2.07%           4.32%           5.02%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)



                                                                Since Inception
                                        1 Year          5 Years         (5/1/95)
-------------------------------------------------------------------------------
 Missouri Fund - Class C/2              2.63%           4.39%           5.50%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.78%
-------------------------------------------------------------------------------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 1.91% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NORTH CAROLINA FUND - CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

  -5.73%  16.12%    4.08%   8.91%  5.94%  -4.23%  11.53%   4.92%   9.29%   4.95%
   94      95       96      97      98      99      00      01       02    03

                                      YEAR


-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95                7.28%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94                -4.97%



AVERAGE ANNUAL TOTAL RETURNS            For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                        1 Year          5 Years         10 Years
-------------------------------------------------------------------------------
 North Carolina Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes                    0.51%           4.24%           4.93%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions    0.51%           4.24%           4.93%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                1.87%           4.31%           4.94%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)


                                                                 Since Inception
                                        1 Year         5 Years          (5/1/95)
-------------------------------------------------------------------------------
 North Carolina Fund - Class C/2        2.40%           4.38%           5.44%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.78%
-------------------------------------------------------------------------------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 2.01% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

VIRGINIA FUND - CLASS A ANNUAL TOTAL RETURNS/1


[Insert bar graph]

  -4.64%  15.45%  4.17%   8.50%    5.83%   -4.09%  10.72%  4.43%   7.72%   5.73%
   94      95       96      97      98      99     00      01       02      03

                                      YEAR



-------------------------------------------------------------------------------
 Best Quarter:                    Q1 '95                6.53%
-------------------------------------------------------------------------------
 Worst Quarter:                   Q1 '94                -4.30%



AVERAGE ANNUAL TOTAL RETURNS             For the periods ended December 31, 2003
-------------------------------------------------------------------------------
                                        1 Year          5 Years         10 Years
-------------------------------------------------------------------------------
 Virginia Fund - Class A/2
-------------------------------------------------------------------------------
 Return Before Taxes                    1.20%           3.87%           4.77%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions    1.20%           3.87%           4.74%
-------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                2.31%           3.99%           4.79%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.03%
-------------------------------------------------------------------------------
(index reflects no deduction for fees, expenses, or taxes)



                                                                Since Inception
                                        1 Year         5 Years          (5/1/95)
-------------------------------------------------------------------------------
 Virginia Fund - Class C/2              3.14%           4.00%           5.19%
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index/3 5.31%           5.83%           6.78%
-------------------------------------------------------------------------------
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was 2.10% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                       (fees paid directly from your investment)
-------------------------------------------------------------------------------
                         ALABAMA    FLORIDA    GEORGIA    KENTUCKY    LOUISIANA
                            FUND       FUND       FUND        FUND         FUND
-------------------------------------------------------------------------------
 Class A
-------------------------------------------------------------------------------

 Maximum sales charge
(load) as a  percentage
 of offering price          4.25%       4.25%     4.25%      4.25%      4.25%
-------------------------------------------------------------------------------
  Load imposed on purchases 4.25%       4.25%     4.25%      4.25%      4.25%
-------------------------------------------------------------------------------
  Maximum deferred sales
  charge (load)/1           None        None      None       None       None
-------------------------------------------------------------------------------
 Redemption fee on shares
 sold within 5 New York
 Stock Exchange trading
 days following their
 purchase date/2            2.00%       2.00%     2.00%      2.00%      2.00%
-------------------------------------------------------------------------------
 Class B
-------------------------------------------------------------------------------
 Maximum sales charge
 (load) as a percentage of
 offering price               --        4.00%       --          --      --
-------------------------------------------------------------------------------
  Load imposed on purchases   --        None        --          --      --
-------------------------------------------------------------------------------
  Maximum deferred sales
  charge (load)/3             --        4.00%       --          --      --
-------------------------------------------------------------------------------
 Redemption fee on shares
 sold within 5 New York Stock
 Exchange trading days following
 their purchase date/2        --        2.00%       --          --      --
-------------------------------------------------------------------------------
 Class C
-------------------------------------------------------------------------------
 Maximum sales charge (load)
 as a percentage of offering
 price                       1.00%      1.00%      1.00%        --      1.00%
-------------------------------------------------------------------------------
  Load imposed on purchases  None       None       None         --      None
-------------------------------------------------------------------------------
  Maximum deferred sales
  charge (load)              1.00%      1.00%      1.00%        --      1.00%
-------------------------------------------------------------------------------
 Redemption fee on shares
 sold within 5 New York
 Stock Exchange trading days
 following their purchase
 date/2                      2.00%      2.00%      2.00%        --      2.00%
-------------------------------------------------------------------------------

SHAREHOLDER FEES
-------------------------------------------------------------------------------
                           MARYLAND     MISSOURI     NORTH CAROLINA     VIRGINIA
                           FUND         FUND         FUND               FUND
-------------------------------------------------------------------------------
 Class A
-------------------------------------------------------------------------------
 Maximum sales charge
 (load) as a percentage
 of offering price          4.25%       4.25%         4.25%              4.25%
-------------------------------------------------------------------------------
Load imposed on
purchases                   4.25%       4.25%         4.25%              4.25%
-------------------------------------------------------------------------------
  Maximum deferred
  sales charge (load)/1     None        None          None               None
-------------------------------------------------------------------------------
 Redemption fee on
 shares sold within 5
 New York Stock Exchange
 trading days following
 their purchase date/2      2.00%       2.00%         2.00%              2.00%
-------------------------------------------------------------------------------
 Class C
-------------------------------------------------------------------------------

 Maximum sales charge
 (load) as a percentage of
 offering price            1.00%       1.00%         1.00%              1.00%
-------------------------------------------------------------------------------
  Load imposed on
  purchases                None        None          None               None
-------------------------------------------------------------------------------
  Maximum deferred
  sales charge (load)      1.00%       1.00%         1.00%              1.00%
-------------------------------------------------------------------------------
 Redemption fee on shares
 sold within 5 New York Stock
 Exchange trading days following
 their purchase date/2     2.00%        2.00%        2.00%              2.00%
-------------------------------------------------------------------------------
Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES(expenses deducted from Fund assets)
-------------------------------------------------------------------------------
                         ALABAMA    FLORIDA    GEORGIA    KENTUCKY     LOUISIANA
                         FUND/5     FUND       FUND/5     FUND/4       FUND/5
-------------------------------------------------------------------------------
 Class A
-------------------------------------------------------------------------------
 Management fees         0.55%      0.46%       0.56%     0.61%         0.56%
-------------------------------------------------------------------------------
 Distribution and
 service (12b-1) fees    0.10%      0.10%       0.10%     0.10%         0.10%
-------------------------------------------------------------------------------
 Other expenses          0.07%      0.06%       0.09%     0.07%         0.07%
-------------------------------------------------------------------------------
 Total annual Fund
 operating expenses      0.72%      0.62%       0.75%     0.78%         0.73%
-------------------------------------------------------------------------------
 Class B
-------------------------------------------------------------------------------
 Management fees         --         0.46%       --        --            --
-------------------------------------------------------------------------------
 Distribution and
 service (12b-1) fees    --         0.65%       --        --            --
-------------------------------------------------------------------------------
 Other expenses          --         0.06%       --        --            --
-------------------------------------------------------------------------------
 Total annual Fund
 operating expenses      --         1.17%       --        --            --
-------------------------------------------------------------------------------
 Class C
-------------------------------------------------------------------------------

 Management fees         0.55%      0.46%       0.56%     --            0.56%
-------------------------------------------------------------------------------
 Distribution and service
 (12b-1) fees            0.65%      0.65%       0.65%     --            0.65%
-------------------------------------------------------------------------------
 Other expenses          0.07%      0.06%       0.09%     --            0.07%
-------------------------------------------------------------------------------
 Total annual Fund
 operating expenses      1.27%      1.17%       1.30%     --            1.28%


ANNUAL FUND OPERATING EXPENSES              (expenses deducted from Fund assets)
-------------------------------------------------------------------------------
                      MARYLAND     MISSOURI        NORTH CAROLINA       VIRGINIA
                      FUND/5       FUND/5          FUND/5               FUND/5
-------------------------------------------------------------------------------
 Class A
-------------------------------------------------------------------------------
 Management fees      0.52%        0.50%           0.50%                0.50%
-------------------------------------------------------------------------------
 Distribution and
 service (12b-1) fees 0.10%        0.10%           0.10%                0.10%
-------------------------------------------------------------------------------
 Other expenses       0.08%        0.07%           0.07%                0.08%
-------------------------------------------------------------------------------
 Total annual Fund
 operating expenses   0.70%        0.67%           0.67%                0.68%
-------------------------------------------------------------------------------
 Class C
-------------------------------------------------------------------------------
 Management fees      0.52%        0.50%           0.50%                0.50%
-------------------------------------------------------------------------------
 Distribution and
 service (12b-1) fees 0.65%        0.65%           0.65%                0.65%
-------------------------------------------------------------------------------
 Other expenses       0.08%        0.07%           0.07%                0.08%
-------------------------------------------------------------------------------
 Total annual Fund
 operating expenses   1.25%        1.22%           1.22%                1.23%
-------------------------------------------------------------------------------
1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 47).
2. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
3. Declines to zero after six years.
4. For the fiscal year ended February 29, 2004, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.43% and total annual Fund operating expenses were 0.60%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.
5. Class C total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the "Financial Highlights" section, due to a timing difference between the end of the 12b-1 plan year and the Fund's fiscal year end.


EXAMPLE
This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                           ALABAMA    FLORIDA    GEORGIA    KENTUCKY  LOUISIANA
                           FUND       FUND       FUND       FUND      FUND
-------------------------------------------------------------------------------
 If you sell your shares at the end of the period:
-------------------------------------------------------------------------------
 CLASS A
-------------------------------------------------------------------------------
 1 Year/1                  $495        $486      $498       $501       $496
-------------------------------------------------------------------------------
 3 Years                   $645        $615      $654       $664       $648
-------------------------------------------------------------------------------
 5 Years                   $809        $756      $824       $840       $814
-------------------------------------------------------------------------------
 10 Years                  $1,281      $1,166    $1,316     $1,350     $1,293
-------------------------------------------------------------------------------
 CLASS B
-------------------------------------------------------------------------------
 1 Year                    --          $519       --         --         --
-------------------------------------------------------------------------------
 3 Years                   --          $672       --         --         --
-------------------------------------------------------------------------------
 5 Years                   --          $844       --         --         --
-------------------------------------------------------------------------------
 10 Years/2                --          $1,267     --         --         --
-------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------
 1 Year                    $229/3       $219/4     $232/5    --         $230/6
-------------------------------------------------------------------------------
 3 Years                   $403/3       $372/4     $412/5    --         $406/6
-------------------------------------------------------------------------------
 5 Years                   $697/3       $644/4     $713/5    --         $702/6
-------------------------------------------------------------------------------
 10 Years                  $1,534/3     $1,420/4   $1,568/5  --         $1,545/6
-------------------------------------------------------------------------------
 If you do not sell your shares:
-------------------------------------------------------------------------------
 CLASS B
-------------------------------------------------------------------------------
 1 Year                     --          $119        --       --         --
-------------------------------------------------------------------------------
 3 Years                    --          $372        --       --         --
-------------------------------------------------------------------------------
 5 Years                    --          $644        --       --         --
-------------------------------------------------------------------------------
 10 Years/2                 --          $1,267      --       --         --
-------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------
 1 Year                   $129/3        $119/4      $132/5   --         $130/6
-------------------------------------------------------------------------------
 3 Years                  $403/3        $372/4      $412/5   --         $406/6
-------------------------------------------------------------------------------
 5 Years                  $697/3        $644/4      $713/5   --         $702/6
-------------------------------------------------------------------------------
 10 Years                 $1,534/3      $1,420/4    $1,568/5 --         $1,545/6
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                        MARYLAND     MISSOURI     NORTH CAROLINA       VIRGINIA
                        FUND         FUND         FUND                 FUND
-------------------------------------------------------------------------------
 If you sell your shares at the end of the period:
-------------------------------------------------------------------------------
 CLASS A
-------------------------------------------------------------------------------
 1 Year/1               $493         $491         $491                  $492
-------------------------------------------------------------------------------
 3 Years                $639         $630         $630                  $633
-------------------------------------------------------------------------------
 5 Years                $798         $782         $782                  $788
-------------------------------------------------------------------------------
 10 Years               $1,25        $1,224       $1,224                $1,236
-------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------
 1 Year                 $227/7       $224/8       $224/9                $225/10
-------------------------------------------------------------------------------
 3 Years                $397         $387         $387                  $390
-------------------------------------------------------------------------------
 5 Years                $686         $670         $670                  $676
-------------------------------------------------------------------------------
 10 Years               $1,511       $1,477       $1,477                $1,489
-------------------------------------------------------------------------------
 If you do not sell your shares:
-------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------
 1 Year                 $127/7        $124/8        $124/9             $125/10
-------------------------------------------------------------------------------
 3 Years                $397/7        $387/8        $387/9             $390/10
-------------------------------------------------------------------------------
 5 Years                $686/7        $670/8        $670/9             $676/10
-------------------------------------------------------------------------------
 10 Years               $1,511/7      $1,477/8      $1,477/9           $1,489/10
-------------------------------------------------------------------------------
1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $327, $499, $790 and $1,619, respectively, if you sell your shares at the end of the period or $228, $499, $790 and $1,619, respectively, if you do not sell your shares.
4. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $317, $468, $737 and $1,506, respectively, if you sell your shares at the end of the period or $218, $468, $737 and $1,506, respectively, if you do not sell your shares.
5. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $330, $508, $806 and $1,652, respectively, if you sell your shares at the end of the period or $231, $508, $806 and $1,652, respectively, if you do not sell your shares.
6. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $328, $502, $795 and $1,630, respectively, if you sell your shares at the end of the period or $229, $502, $795 and $1,630, respectively, if you do not sell your shares.
7. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $325, $493, $779 and $1,596, respectively, if you sell your shares at the end of the period or $226, $493, $779 and $1,596, respectively, if you do not sell your shares.
8. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $322, $483, $764 and $1,563, respectively, if you sell your shares at the end of the period or $223, $483, $764 and $1,563, respectively, if you do not sell your shares.
9. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $322, $483, $764 and $1,563, respectively, if you sell your shares at the end of the period or $223, $483, $764 and $1,563, respectively, if you do not sell your shares.
10. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $323, $486, $769 and $1,574, respectively, if you sell your shares at the end of the period or $224, $486, $769 and $1,574, respectively, if you do not sell your shares.

MANAGEMENT
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds, and affiliate to the other funds' advisers) relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff's investigation. Such discussions are preliminary and the Company cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage $345 billion in assets.


The team responsible for the Funds' management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of each Fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Alabama and Maryland Funds since 1999. He joined Franklin Templeton Investments in 1996.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Missouri Fund since 1992. She joined Franklin Templeton Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Alabama, Georgia and Maryland Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Georgia, Kentucky, Louisiana and Texas Funds since 1996. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY CFA, VICE PRESIDENT OF ADVISERS
Mr. Sperry has been an analyst or portfolio manager of the Florida Fund since 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Louisiana and Texas Funds since 1991. He joined Franklin Templeton Investments in 1989.


STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida, Maryland, Missouri, North Carolina and Virginia Funds since their inception. She joined Franklin Templeton Investments in 1986.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 29, 2004, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

MANAGEMENT FEES                 (AS A PERCENTAGE OF AVERAGE MONTHLY NET ASSETS)
-------------------------------------------------------------------------------
 Alabama Fund                                   0.55%
-------------------------------------------------------------------------------
 Florida Fund                                   0.46%
-------------------------------------------------------------------------------
 Georgia Fund                                   0.56%
-------------------------------------------------------------------------------
 Kentucky Fund                                  0.43%/1
-------------------------------------------------------------------------------
 Louisiana Fund                                 0.56%
-------------------------------------------------------------------------------
 Maryland Fund                                  0.52%
-------------------------------------------------------------------------------
 Missouri Fund                                  0.50%
-------------------------------------------------------------------------------
 North Carolina Fund                            0.50%
-------------------------------------------------------------------------------
 Virginia Fund                                  0.50%
-------------------------------------------------------------------------------
1. Management fees, before any advance waiver, were 0.61% of the Fund's average monthly net assets. Under an agreement by the manager to limit its fees, the Fund paid the fees as shown. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.


DISTRIBUTIONS AND TAXES


INCOME AND CAPITAL GAIN DISTRIBUTIONS
Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest". Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS
You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.


Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

ANNUAL STATEMENTS. If a Fund makes a taxable ordinary income or capital gain distribution to you of $10 or more, you will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of taxable income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


FINANCIAL HIGHLIGHTS
These tables present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


ALABAMA FUND - CLASS A                                  YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                      2004/3    2003    2002    2001     2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year   11.50     11.22   11.08   10.62    11.68
-------------------------------------------------------------------------------
  Net investment income/1               .52       .54     .56     .58      .61
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                        .26       .28     .14     .47    (1.06)
-------------------------------------------------------------------------------
 Total from investment operations       .78       .82     .70    1.05     (.45)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                               (.52)     (.54)   (.56)   (.59)    (.60)
-------------------------------------------------------------------------------
  Distributions from net realized gains  --        --      --      --     (.01)
-------------------------------------------------------------------------------
 Total distributions                   (.52)     (.54)   (.56)   (.59)    (.61)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR         11.76     11.50   11.22   11.08    10.62
-------------------------------------------------------------------------------
 Total return (%)/2                    6.92      7.55    6.49   10.11    (3.92)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year ($ x 1,000) 236,225  228,746  215,649  210,198  203,256
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                              .72       .73     .73     .73      .72
-------------------------------------------------------------------------------
  Net investment income                4.47      4.81    5.05    5.32     5.46
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)          12.53     17.10    9.94   11.12    20.99
-------------------------------------------------------------------------------

ALABAMA FUND - CLASS C                                  YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                     2004/3    2003     2002     2001     2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year  11.58     11.29    11.14    10.68    11.74
-------------------------------------------------------------------------------
  Net investment income/1              .45       .49      .50      .52      .55
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                       .26       .28      .15      .47    (1.06)
-------------------------------------------------------------------------------
 Total from investment operations      .71       .77      .65      .99     (.51)
-------------------------------------------------------------------------------
  Distributions from net
  investment income                   (.45)     (.48)    (.50)    (.53)    (.54)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains                        --       --        --       --     (.01)
-------------------------------------------------------------------------------
 Total distributions                  (.45)     (.48)    (.50)    (.53)    (.55)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR        11.84     11.58    11.29    11.14    10.68
-------------------------------------------------------------------------------
 Total return (%)/2                   6.25      7.01     5.96     9.46    (4.46)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year ($ x 1,000) 30,504    25,258   18,462  14,475    14,056
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                            1.29     1.26      1.28    1.28      1.27
-------------------------------------------------------------------------------
  Net investment income               3.90     4.28      4.50    4.77      4.91
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)         12.53    17.10      9.94   11.12     20.99
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.


FLORIDA FUND - CLASS A                                  YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                    2004/6     2003     2002     2001     2000/6
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year 11.97      11.71    11.54    10.89    11.91
-------------------------------------------------------------------------------
  Net investment income/2             .56        .57      .59      .61      .61
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                      .20        .26      .18      .64    (1.02)
-------------------------------------------------------------------------------
 Total from investment operations     .76        .83      .77     1.25     (.41)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                             (.56)      (.57)    (.60)    (.60)    (.61)
-------------------------------------------------------------------------------
  Distributions from net realized
  gains                               --          --       --       --      --/3
-------------------------------------------------------------------------------
 Total distributions                 (.56)      (.57)    (.60)    (.60)    (.61)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR       12.17      11.97    11.71    11.54    10.89
-------------------------------------------------------------------------------
 Total return (%)/4                  6.47       7.32     6.83    11.77    (3.54)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
($ x 1 million)                      1,594      1,625   1,610    1,539     1,510
-------------------------------------------------------------------------------
Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                            .62        .61     .62      .62       .62
-------------------------------------------------------------------------------
  Net investment income              4.65       4.87    5.05     5.41      5.37
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)         6.89      16.84   13.91    12.05     26.39
-------------------------------------------------------------------------------


FLORIDA FUND - CLASS B                                  YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                               2004/6      2003      2002      2001     2000/1,6
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning
 of year                       12.04       11.77     11.58     10.90    10.83
-------------------------------------------------------------------------------
  Net investment income/2        .50         .51       .52       .55      .05
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains                          .20         .27       .20       .67      .07
-------------------------------------------------------------------------------
 Total from investment
 operations                      .70         .78       .72      1.22      .12
-------------------------------------------------------------------------------
  Distributions from net
  investment income             (.49)       (.51)     (.53)     (.54)    (.05)
-------------------------------------------------------------------------------
 Total distributions            (.49)       (.51)     (.53)     (.54)    (.05)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR  12.25       12.04     11.77     11.58    10.90
-------------------------------------------------------------------------------
 Total return (%)/4             5.94        6.78      6.38     11.42     1.07
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                   76,208      55,167    30,875     7,412     304
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                      1.17       1.16       1.17     1.17      1.17/5
-------------------------------------------------------------------------------
  Net investment income         4.10       4.32       4.50     4.81      5.32/5
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)    6.89      16.84      13.91    12.05     26.39
-------------------------------------------------------------------------------

FLORIDA FUND - CLASS C                                  YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                2004/6     2003      2002      2001       2000/6
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning .
 of year                        12.09      11.83    11.65      10.98      12.01
-------------------------------------------------------------------------------
  Net investment income/2         .50        .51      .53        .55        .55
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                  .20        .26      .18        .66      (1.04)
-------------------------------------------------------------------------------
 Total from investment operations .70        .77      .71       1.21       (.49)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                         (.49)      (.51)    (.53)      (.54)      (.54)
-------------------------------------------------------------------------------
  Distributions from net realized
  gains                            --         --       --         --        --/3
-------------------------------------------------------------------------------
 Total distributions             (.49)      (.51)    (.53)      (.54)      (.54)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR   12.30      12.09    11.83      11.65      10.98
-------------------------------------------------------------------------------
 Total return (%)/4              5.90       6.66     6.26      11.26      (4.14)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                   124,727    113,644   90,895     74,194     72,135
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                       1.17       1.16     1.17       1.17       1.17
-------------------------------------------------------------------------------
  Net investment income          4.10       4.32     4.51       4.86       4.83
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)     6.89      16.84    13.91      12.05      26.39
-------------------------------------------------------------------------------
1. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
2. Based on average shares outstanding.
3. The Fund made a capital gain distribution of $.0009.
4. Total return does not include sales charges and is not annualized.
5. Annualized.
6. For the year ended February 29.


GEORGIA FUND - CLASS A                                  YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                               2004/4      2003       2002      2001      2000/4
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning
 of year                       11.99       11.86      11.73     11.03     12.07
-------------------------------------------------------------------------------
  Net investment income/1         .54         .56        .57       .59      .59
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                  .28         .13        .14       .70    (1.03)
-------------------------------------------------------------------------------
 Total from investment operations .82         .69        .71      1.29     (.44)
-------------------------------------------------------------------------------
  Distributions from net
  investment income              (.54)       (.56)      (.58)     (.59)    (.60)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains                   --         --          --        --      --/2
-------------------------------------------------------------------------------
 Total distributions             (.54)       (.56)      (.58)     (.59)    (.60)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR   12.27       11.99      11.86     11.73    11.03
-------------------------------------------------------------------------------
 Total return (%)/3              7.00        6.02       6.15     11.93    (3.71)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                  176,193    171,381     169,489   163,352   151,670
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                        .75         .74        .75        .76      .75
-------------------------------------------------------------------------------
  Net investment income          4.49        4.76       4.83       5.15     5.14
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)    11.83       10.56      19.66      18.67    46.90
-------------------------------------------------------------------------------

GEORGIA FUND - CLASS C                                   YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                2004/4      2003      2002      2001      2000/4
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning
 of year                        12.08       11.94     11.81     11.10     12.15
-------------------------------------------------------------------------------
  Net investment income/1         .47         .50       .51       .53       .53
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                  .29         .14       .13       .71     (1.05)
-------------------------------------------------------------------------------
 Total from investment operations .76         .64       .64      1.24      (.52)
-------------------------------------------------------------------------------
  Distributions from net .
 investment income               (.47)      (.50)      (.51)     (.53)     (.53)
-------------------------------------------------------------------------------
  Distributions from net
  realized gains                  --         --          --        --       --/2
-------------------------------------------------------------------------------
 Total distributions             (.47)      (.50)      (.51)     (.53)     (.53)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR   12.37      12.08      11.94     11.81     11.10
-------------------------------------------------------------------------------
 Total return (%)/3              6.44       5.50       5.52     11.36     (4.32)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                   35,645      32,422     24,672    16,780    14,811
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                       1.32       1.27      1.30      1.31       1.30
-------------------------------------------------------------------------------
  Net investment income          3.92       4.23      4.29      4.60       4.58
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)    11.83      10.56     19.66     18.67      46.90
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. The Fund made a capital gain distribution of $.002.
3. Total return does not include sales charges.
4. For the year ended February 29.


KENTUCKY FUND                                           YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                 2004/3     2003      2002      2001      2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning
 of year                         11.30      11.13     11.03     10.42     11.47
-------------------------------------------------------------------------------
  Net investment income/1          .50        .52       .55       .57       .58
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                   .21        .17       .10       .61     (1.04)
-------------------------------------------------------------------------------
 Total from investment operations  .71        .69       .65      1.18      (.46)
-------------------------------------------------------------------------------
 Distributions from net
 investment income                (.50)      (.52)     (.55)     (.57)     (.59)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR    11.51      11.30     11.13     11.03     10.42
-------------------------------------------------------------------------------
 Total return (%)/2               6.43       6.38      6.08     11.65     (4.13)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                    118,797    114,541    96,299    76,369    63,964
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                        .60        .60        .52      .45        .45
-------------------------------------------------------------------------------
  Expenses excluding waiver and payments
  by affiliate                    .78        .80        .82      .82        .81
-------------------------------------------------------------------------------
 Net investment income           4.44       4.67       4.96     5.34       5.31
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)    11.87       7.34       6.07    12.80      16.31
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.


LOUISIANA FUND - CLASS A                                YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                    2004/3     2003     2002     2001     2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning
 of year                            11.55      11.38    11.22    10.55    11.59
-------------------------------------------------------------------------------
  Net investment income/1             .53        .55      .56      .58      .58
-------------------------------------------------------------------------------
  Net realized and unrealized
  gains (losses)                      .26        .17      .16      .67    (1.03)
-------------------------------------------------------------------------------
 Total from investment operations     .79        .72      .72     1.25     (.45)
-------------------------------------------------------------------------------
 Distributions from net investment
 income                              (.53)      (.55)    (.56)    (.58)    (.59)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR       11.81      11.55    11.38    11.22    10.55
-------------------------------------------------------------------------------
 Total return (%)/2                  7.01       6.52     6.73    12.05    (3.93)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
($ x 1,000)                       185,987   177,211   167,909   154,750  144,299
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                           .73         .74      .74      .74      .74
-------------------------------------------------------------------------------
  Net investment income             4.56        4.84     4.99     5.32     5.29
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)       16.35       12.60    10.05     8.63    27.31
-------------------------------------------------------------------------------


LOUISIANA FUND - CLASS C                                YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                     2004/3     2003     2002     2001    2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year  11.65      11.47    11.29    10.62   11.66
-------------------------------------------------------------------------------
  Net investment income/1              .46        .49      .51      .52     .53
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                             .26        .18      .17      .67   (1.04)
-------------------------------------------------------------------------------
 Total from investment operations      .72        .67      .68     1.19    (.51)
-------------------------------------------------------------------------------
 Distributions from net investment
 income                               (.46)      (.49)    (.50)    (.52)   (.53)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR        11.91      11.65    11.47    11.29   10.62
-------------------------------------------------------------------------------
 Total return (%)/2                   6.34       5.98     6.18    11.46   (4.45)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                         20,768    20,503   16,047   12,424   10,730
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                            1.29       1.28     1.29     1.29    1.29
-------------------------------------------------------------------------------
  Net investment income               4.00       4.30     4.44     4.77    4.74
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)         16.35      12.60    10.05     8.63   27.31
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.


MARYLAND FUND - CLASS A                                 YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                  2004/3     2003      2002      2001     2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning
 of year                          11.78      11.52      11.36    10.63    11.66
-------------------------------------------------------------------------------
  Net investment income/1           .52        .54        .55      .57      .56
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                          .16        .26        .17      .72    (1.00)
-------------------------------------------------------------------------------
 Total from investment operations   .68        .80        .72     1.29     (.44)
-------------------------------------------------------------------------------
  Distributions from net
  investment income                (.53)      (.54)      (.56)    (.56)    (.56)
-------------------------------------------------------------------------------
  Distributions from net realized
  gains                             --          --         --       --     (.03)
-------------------------------------------------------------------------------
 Total distributions               (.53)      (.54)      (.56)    (.56)    (.59)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR     11.93      11.78      11.52    11.36    10.63
-------------------------------------------------------------------------------
 Total return (%)/2                5.89       7.16       6.44    12.44    (3.86)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                     340,237   322,873   281,141   248,964   221,176
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                          .70       .70         .72     .73       .72
-------------------------------------------------------------------------------
  Net investment income            4.43      4.65        4.81    5.16      5.07
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)      10.56      6.30        6.39   13.01     11.78
-------------------------------------------------------------------------------


MARYLAND FUND - Class C Year ended February 28,
-------------------------------------------------------------------------------
                                     2004/3     2003     2002     2001    2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year  11.90      11.63    11.46    10.72   11.75
-------------------------------------------------------------------------------
  Net investment income1               .46        .48      .49      .51     .51
-------------------------------------------------------------------------------
  Net realized and unrealized gains
 (losses)                              .15        .27      .17      .73   (1.01)
-------------------------------------------------------------------------------
 Total from investment operations      .61        .75      .66     1.24    (.50)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                              (.46)      (.48)    (.49)    (.50)   (.50)
-------------------------------------------------------------------------------
  Distributions from net realized gains --         --       --       --    (.03)
-------------------------------------------------------------------------------
 Total distributions                  (.46)      (.48)    (.49)    (.50)   (.53)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR        12.05      11.90    11.63    11.46   10.72
-------------------------------------------------------------------------------
 Total return (%)/2                   5.33       6.59     5.88    11.83   (4.37)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year ($ x 1,000)  49,739   48,305  33,257    22,547   17,298
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                            1.28       1.22     1.27    1.28     1.27
-------------------------------------------------------------------------------
  Net investment income               3.85       4.13     4.26    4.61     4.53
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)         10.56       6.30     6.39   13.01    11.78
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Total return does not reflect sales charges.
3. For the year ended February 29.


MISSOURI FUND - Class AYear ended February 28,
-------------------------------------------------------------------------------
                                     2004/3     2003     2002     2001    2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year  12.23      12.00    11.77    11.02   12.19
-------------------------------------------------------------------------------
  Net investment income/1              .55        .58      .58      .60     .60
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                             .21        .23      .24      .75   (1.15)
-------------------------------------------------------------------------------
 Total from investment operations      .76        .81      .82     1.35    (.55)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                              (.55)      (.58)    (.59)    (.60)   (.61)
-------------------------------------------------------------------------------
  Distributions from net realized gains --        --        --       --    (.01)
-------------------------------------------------------------------------------
 Total distributions                  (.55)      (.58)    (.59)    (.60)   (.62)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR        12.44      12.23     12.00   11.77   11.02
-------------------------------------------------------------------------------
 Total return (%)/2                   6.38       6.90      7.13   12.50   (4.62)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                       499,238   468,008  425,795   373,190  346,649
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                            .67        .67        .68    .69      .69
-------------------------------------------------------------------------------
  Net investment income              4.50       4.72       4.91   5.22     5.16
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)        25.04       18.73     22.80  38.38    18.43
-------------------------------------------------------------------------------


MISSOURI FUND - CLASS C                                 YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                    2004/3     2003     2002     2001     2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year 12.29      12.06    11.82    11.06    12.24
-------------------------------------------------------------------------------
  Net investment income/1             .48        .51      .52      .54      .53
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                            .21        .23      .24      .75    (1.16)
-------------------------------------------------------------------------------
 Total from investment operations     .69        .74      .76     1.29     (.63)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                             (.48)      (.51)    (.52)    (.53)    (.54)
-------------------------------------------------------------------------------
  Distributions from net realized gains --       --        --        --    (.01)
-------------------------------------------------------------------------------
 Total distributions                 (.48)      (.51)    (.52)    (.53)    (.55)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR       12.50      12.29    12.06    11.82    11.06
-------------------------------------------------------------------------------
 Total return (%)/2                  5.75       6.29     6.61    11.94    (5.21)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                       60,208   55,608    41,013    28,695    23,537
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                          1.25        1.19     1.23     1.24     1.24
-------------------------------------------------------------------------------
  Net investment income             3.92        4.20     4.36     4.67     4.62
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)       25.04        18.73    22.80   38.38    18.43
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.


NORTH CAROLINA FUND - CLASS                            A YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                     2004/3     2003     2002     2001    2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year  12.24      11.96    11.78    11.04   12.16
-------------------------------------------------------------------------------
  Net investment income/1              .55        .56      .58      .60     .60
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                             .18        .28      .19      .73   (1.12)
-------------------------------------------------------------------------------
 Total from investment operations      .73        .84      .77     1.33    (.52)
-------------------------------------------------------------------------------
 Distributions from net investment
 income                               (.55)      (.56)    (.59)    (.59)   (.60)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR        12.42      12.24    11.96    11.78   11.04
-------------------------------------------------------------------------------
 Total return (%)/2                   6.10       7.23     6.74    12.38   (4.37)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year ($ x 1,000) 413,438  418,196  388,400  342,402  315,101
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                             .67       .66       .69     .69      .68
-------------------------------------------------------------------------------
  Net investment income               4.49      4.65      4.89    5.25     5.18
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)          7.67      7.69     10.85    9.61    21.07
-------------------------------------------------------------------------------


NORTH CAROLINA FUND - CLASS C                           YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                     2004/3     2003     2002     2001    2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year  12.35      12.05    11.87    11.12   12.24
-------------------------------------------------------------------------------
  Net investment income/1              .48        .50      .52      .54     .54
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                             .19        .30      .19      .74   (1.13)
-------------------------------------------------------------------------------
 Total from investment operations      .67        .80      .71     1.28    (.59)
-------------------------------------------------------------------------------
 Distributions from net investment
 income                               (.48)      (.50)    (.53)    (.53)   (.53)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR        12.54      12.35    12.05    11.87   11.12
-------------------------------------------------------------------------------
 Total return (%)/2                   5.52       6.76     6.09    11.79   (4.88)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                        82,420     76,400   57,881   43,476   38,577
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                            1.25       1.19     1.24     1.24    1.23
-------------------------------------------------------------------------------
  Net investment income               3.91       4.12     4.34     4.70    4.63
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)          7.67       7.69    10.85     9.61   21.07
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.


VIRGINIA FUND - CLASS A                                 YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                 2004/3      2003      2002      2001     2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning
 of year                         11.64        11.52    11.45      10.79   11.88
-------------------------------------------------------------------------------
  Net investment income/1          .52          .54      .56        .59     .59
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                         .30          .12      .08        .65   (1.09)
-------------------------------------------------------------------------------
 Total from investment operations  .82          .66      .64       1.24    (.50)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                          (.52)        (.54)    (.57)      (.58)   (.59)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR    11.94         11.64   11.52      11.45   10.79
-------------------------------------------------------------------------------
 Total return (%)/2               7.20          5.90    5.73      11.80   (4.31)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
($ x 1,000)                      441,916    426,371   395,579  356,599   327,235
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                         .68           .68     .69       .70      .68
-------------------------------------------------------------------------------
  Net investment income           4.44          4.67    4.88      5.27     5.19
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)      7.01         12.94   15.36      8.89    22.53
-------------------------------------------------------------------------------

VIRGINIA FUND - CLASS C                                 YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                    2004/3    2003     2002     2001     2000/3
-------------------------------------------------------------------------------
 Per share data ($)
-------------------------------------------------------------------------------
 Net asset value, beginning of year 11.74     11.62    11.53    10.86     11.95
-------------------------------------------------------------------------------
  Net investment income/1             .45       .48      .50      .53       .53
-------------------------------------------------------------------------------
  Net realized and unrealized gains
  (losses)                            .30       .12      .09      .66     (1.09)
-------------------------------------------------------------------------------
 Total from investment operations     .75       .60      .59     1.19      (.56)
-------------------------------------------------------------------------------
  Distributions from net investment
  income                             (.45)     (.48)    (.50)    (.52)     (.53)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR       12.04     11.74    11.62    11.53     10.86
-------------------------------------------------------------------------------
 Total return (%)/2                  6.54      5.28     5.28    11.23     (4.82)
-------------------------------------------------------------------------------
 Ratios/supplemental data
-------------------------------------------------------------------------------
 Net assets, end of year
 ($ x 1,000)                        43,009    41,802   33,992   24,766  21,454
-------------------------------------------------------------------------------
 Ratios to average net assets: (%)
-------------------------------------------------------------------------------
  Expenses                          1.25      1.21     1.24     1.24       1.23
-------------------------------------------------------------------------------
  Net investment income             3.87      4.14     4.34     4.72       4.64
-------------------------------------------------------------------------------
 Portfolio turnover rate (%)        7.01     12.941    5.36     8.89      22.53
-------------------------------------------------------------------------------
1. Based on average shares outstanding.
2. Total return does not include sales charges.
3. For the year ended February 29.



YOUR ACCOUNT


CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


-------------------------------------------------------------------------------
                          CLASS B                     CLASS C
 CLASS A                 (FLORIDA FUND ONLY)         (ALL FUNDS EXCEPT KENTUCKY)
-------------------------------------------------------------------------------
Initial sales charge     No initial sales charge     No initial sales charge
of 4.25% or less
-------------------------------------------------------------------------------
Deferred sales charge    Deferred sales charge of 4%  Deferred sales charge of
of 1% on purchases of    on shares you sell within    1% on shares you sell
$1 million or more sold  the first year, declining    within 12 months
within 18 months         to 1% within six years
                         and eliminated after that
-------------------------------------------------------------------------------
Lower annual expenses    Higher annual expenses       Higher annual expenses
than Class B or C due    than Class A due to higher   than Class A due to higher
to lower distribution    distribution fees.           distribution fees.
fees                     Automatic conversion to      No conversion to Class A
                         Class A shares after         shares, so annual expenses
                         eight years, reducing        do not decrease.
                         future annual expenses.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SALES CHARGES - CLASS A
-------------------------------------------------------------------------------

                                                          which equals this % of
                             the sales charge makes up           your net
when you invest this amount  this % of the offering price*      investment*
-------------------------------------------------------------------------------
 Under $100,000                       4.25                          4.44
-------------------------------------------------------------------------------
 $100,000 but under $250,000          3.50                          3.63
-------------------------------------------------------------------------------
 $250,000 but under $500,000          2.50                          2.56
-------------------------------------------------------------------------------
 $500,000 but under $1 million        2.00                          2.04
-------------------------------------------------------------------------------
*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.


INVESTMENTS OF $1 MILLION OR MORE
If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 49), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 48).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-------------------------------------------------------------------------------
 SALES CHARGES - Class B
-------------------------------------------------------------------------------

 if you sell your shares within this                     this % is deducted from
 many years after buying them                            your proceeds as a CDSC


-------------------------------------------------------------------------------
 1 Year                                                  4
-------------------------------------------------------------------------------
 2 Years                                                 4
-------------------------------------------------------------------------------
 3 Years                                                 3
-------------------------------------------------------------------------------
 4 Years                                                 3
-------------------------------------------------------------------------------
 5 Years                                                 2
-------------------------------------------------------------------------------
 6 Years                                                 1
-------------------------------------------------------------------------------
 7 Years                                                 0
-------------------------------------------------------------------------------

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 48). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.



MAXIMUM PURCHASE AMOUNT
The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.

DISTRIBUTION AND SERVICE (12B-1) FEES
Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



-------------------------------------------------------------------------------
 SALES CHARGES - CLASS C
-------------------------------------------------------------------------------
 With Class C shares, there is no initial sales charge.
-------------------------------------------------------------------------------

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.


CDSC
There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).


DISTRIBUTION AND SERVICE (12B-1) FEES
Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C
The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
-------------------------------------------------------------------------------
     The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

     For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
-------------------------------------------------------------------------------
[End callout]




To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 59 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS
If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.


[Begin callout]
-------------------------------------------------------------------------------
     FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
-------------------------------------------------------------------------------
[End callout]


o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

To sign up for these programs, complete the appropriate section of your account application.


REINSTATEMENT PRIVILEGE. If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM. Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.


BUYING SHARES
MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                  INITIAL
-------------------------------------------------------------------------------
 Regular accounts                 $1,000
-------------------------------------------------------------------------------
 Automatic investment plans       $50
-------------------------------------------------------------------------------
 UGMA/UTMA accounts               $100
-------------------------------------------------------------------------------
 Broker-dealer sponsored
 wrap account programs            $250
-------------------------------------------------------------------------------
 Current and former full-time
 employees, officers, trustees
 and directors of Franklin
 Templeton entities, and their
 immediate family members         $100
-------------------------------------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.



ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 54). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
--------------------------------------------------------------------------------
                                   OPENING AN ACCOUNT       ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
Through your investment representative
--------------------------------------------------------------------------------
                                Contact your investment Contact your investment
                                representative          representative
--------------------------------------------------------------------------------

By Phone/Online                 If you have another     Before requesting a
(Up to $100,000 per             Franklin Templeton      telephone or online
 shareholder per day)           fund account with       purchase into an
1-800/632-2301                  your bank account       existing account,
franklintempleton.com           information on file,    please make sure we
Note: certain account           you may open a new      have your bank account
types are not available         account by phone.       information on file.
for online account              At this time, a         If we do not have this
access                          new account may not     information, you will
                                be opened online.       need to send written
                                To make a same day      instructions with your
                                investment, your phone  bank's name and address
                                order must be received  and a voided check or
                                and accepted by         savings account deposit
                                us by 1:00 p.m. Pacific slip. If the bank and
                                time or the close of    Fund accounts do not
                                the New York Stock      have at least one common
                                Exchange, whichever     owner, your written
                                is earlier.             request must be signed
                                                        by all fund and bank
                                                        account owners, and each
                                                        individual must have his
                                                        or her signature
                                                        guaranteed.

                                                        To make a same day
                                                        investment, your phone
                                                        or online order must be
                                                        received and accepted by
                                                        us by 1:00 p.m. Pacific
                                                        time or the close of the
                                                        New York Stock
                                                        Exchange, whichever is
                                                        earlier.
-------------------------------------------------------------------------------

By Mail                         Make your check         Make your check
                                payable to the Fund.    payable to the Fund.
                                                        Include your account
                                Mail the check and      number on the check.
                                your signed
                                application to          Fill out the deposit
                                Investor Services.      slip from your account
                                                        statement. If you do
                                                        not have a slip, include
                                                        a note with your name,
                                                        the Fund name, and your
                                                        account number.

                                                        Mail the check and
                                                        deposit slip or note to
                                                        Investor Services.
-------------------------------------------------------------------------------

By Wire                         Call to receive a wire  Call to receive a wire
1-800/632-2301                  control number and wire control number and
(or 1-650/312-2000 collect)     instructions.           wire instructions.

                                Wire the                To make a same day wire
                                funds and mail your     nvestment, the wired
                                signed application to   funds must be received
                                Investor Services.      and accepted by us by
                                Please include the      1:00 p.m. Pacific time
                                wire control number     or the close of the
                                or your new account     New York Stock
                                number on the           Exchange, whichever
                                application.            is earlier.

                                To make a same day wire
                                investment, the wired
                                funds must be received
                                and accepted by us by
                                1:00 p.m. Pacific time
                                or the close of the
                                New York Stock
                                Exchange, whichever
                                is earlier.
-------------------------------------------------------------------------------

BY EXCHANGE                     Call Shareholder        Call Shareholder
franklintempleton.com           Services                Services at
                                at 1-800/632-2301,      1-800/632-2301, or
                                or send signed written  send signed written
                                instructions. You also  instructions. You
                                may place an online     also may place an
                                exchange order.         online exchange order.
                                The automated
                                telephone system        (Please see page
                                cannot be used to       59 for information
                                open a new account.     on exchanges.)

                                (Please see page 59
                                for information on
                                exchanges.)
-------------------------------------------------------------------------------
                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
                             (Monday through Friday
                      5:30 a.m. to 5:00 p.m., Pacific time
                 Saturday 6:30 a.m. to 2:30 p.m., Pacific time)
   or visit us online 24 hours a day, 7 days a week, at franklintempleton.com



INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services.
If you are opening a new account, please include the minimum initial investment (please see page 51) with your application.


AUTOMATIC PAYROLL DEDUCTION
You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.



AUTOMATED TELEPHONE SYSTEM
Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

-------------------------------------------------------------------------------
 Shareholder Services          1-800/632-2301
-------------------------------------------------------------------------------
 Advisor Services              1-800/524-4040
-------------------------------------------------------------------------------



DISTRIBUTION OPTIONS
You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.



TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.


As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


SELLING SHARES
You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.



SELLING SHARES IN WRITING
Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
-------------------------------------------------------------------------------
     A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

     A notary public CANNOT provide a signature guarantee.
-------------------------------------------------------------------------------
[End callout]


o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES
If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


REDEMPTION PROCEEDS
Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
-------------------------------------------------------------------------------
To sell some or all of your shares
-------------------------------------------------------------------------------

Through your investment representative
Contact your investment representative


BY MAIL
Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.


BY PHONE/ONLINE
1-800/632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone or online.

A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.


BY ELECTRONIC FUNDS TRANSFER (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to provide the banking instructions online or send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.


BY EXCHANGE
Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.


Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-9983
Call toll-free: 1-800/632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time
Saturday 6:30 a.m. to 2:30 p.m., Pacific time) or visit us online
24 hours a day, 7 days a week, at franklintempleton.com



EXCHANGING SHARES

EXCHANGE PRIVILEGE
You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.


[Begin callout]
-------------------------------------------------------------------------------
     An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
-------------------------------------------------------------------------------
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

EXCHANGE LIMIT GUIDELINE. This exchange privilege is not intended to facilitate short-term or other excessive trading. In order to limit short-term or other excessive trading you generally may make up to eight (8) exchanges out of your Fund account to an account in a different Franklin Templeton fund during any calendar year (a single request to exchange out of your Fund account to accounts in two different Franklin Templeton funds will count as two exchanges out of your Fund account). Regularly scheduled exchanges or transfers resulting from automatic rebalancing plans or similar arrangements will not be counted for purposes of this exchange limit guideline. Each Fund may (but is not required to) reject any exchange request that exceeds this exchange limit guideline and may temporarily suspend or permanently terminate your exchange privileges, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed this exchange limit guideline.

Even if you don't exceed this exchange limit guideline, each Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the manager's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described in the "Market Timing Trading Policy" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Funds for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. IF THERE IS A CONFLICT BETWEEN THE EXCHANGE PRIVILEGES OF TWO FUNDS INVOLVED IN AN EXCHANGE TRANSACTION, THE STRICTER POLICY WILL APPLY TO THE TRANSACTION. OTHER FRANKLIN TEMPLETON FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS. CHECK EACH FUND'S PROSPECTUS FOR DETAILS.


MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. Each Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o limiting annual exchange activity per fund account,

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.


REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS
The Funds reserve the right to close your account if the account value falls below the Funds' minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE
Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.


[Begin callout]
-------------------------------------------------------------------------------
     When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

     When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
-------------------------------------------------------------------------------
[End callout]


Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES
If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES
You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 55).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS
If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS
You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS
Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. THIS MEANS THAT ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


ADDITIONAL POLICIES
Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION
Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

-------------------------------------------------------------------------------
                              Class A     Class B     Class C
-------------------------------------------------------------------------------
 COMMISSION (%)                  --       3.00        1.00/3
-------------------------------------------------------------------------------
 Investment under $100,000      4.00         --           --
-------------------------------------------------------------------------------
 $100,000 but under $250,000    2.80         --           --
-------------------------------------------------------------------------------
 $250,000 but under $500,000    2.00         --           --
-------------------------------------------------------------------------------
 $500,000 but under $1 million  1.60         --           --
-------------------------------------------------------------------------------
 $1 million or more             up to 0.75/1 --           --
-------------------------------------------------------------------------------
 12B-1 FEE TO DEALER            0.10/1     0.15/2      0.65/4
-------------------------------------------------------------------------------

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


-------------------------------------------------------------------------------
                                               HOURS (PACIFIC TIME,
 DEPARTMENT NAME            TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
 Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                               6:30 a.m. to 2:30 p.m. (Saturday)
-------------------------------------------------------------------------------
 Fund Information           1-800/DIAL BEN(R)  5:30 a.m. to 5:00 p.m.
                           (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
-------------------------------------------------------------------------------
 Retirement Services        1-800/527-2020     5:30 a.m. to 5:00 p.m.
-------------------------------------------------------------------------------
 Advisor Services           1-800/524-4040     5:30 a.m. to 5:00 p.m.
-------------------------------------------------------------------------------
 Institutional Services     1-800/321-8563     6:00 a.m. to 4:00 p.m.
-------------------------------------------------------------------------------
 TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.
-------------------------------------------------------------------------------
 Automated Telephone System 1-800/632-2301     (around-the-clock access)
                            1-800/524-4040
                            1-800/527-2020
-------------------------------------------------------------------------------


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com



>GAIN FROM OUR PERSPECTIVE(R)>


















Investment Company Act file #811-04149                          TF2 P 07/04


--------------------------------------------------------------------------------






JULY 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS


FRANKLIN TAX-FREE TRUST


Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund




[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]









CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


 2  Goals and Strategies

 5  Main Risks

10  Performance

21  Fees and Expenses

28  Management

31  Distributions and Taxes

33  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

56  Choosing a Share Class

61  Buying Shares

64  Investor Services

67  Selling Shares

69  Exchanging Shares

77  Account Policies

82  Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOALS AND STRATEGIES

GOALS


The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.


The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders' capital.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of that Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.




MAIN INVESTMENT STRATEGIES


Under normal market conditions, each Fund invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's net assets (or total assets with respect to the Federal Intermediate-Term Fund and the Federal Limited-Term Fund) may be invested in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

Each Fund, except the High Yield Fund, only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The High Yield Fund may invest in securities rated in any rating category, including defaulted securities, although it currently invests primarily in securities rated BBB/Baa or below (or comparable unrated securities).

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.


None of the Funds have restrictions on the maturity of the securities they may buy, however, the Federal Intermediate-Term Fund, maintains a dollar-weighted average portfolio maturity of three to 10 years and the Federal Limited-Term Fund maintains a dollar-weighted average portfolio maturity of five years or less.


The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. When selecting securities for the High Yield Fund's portfolio, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.






MAIN RISKS

INTEREST RATE


When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STATE

Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state or territory.


To the extent the Federal Intermediate-Term, Federal Limited-Term, High Yield or Double Tax-Free Funds are invested in a state, events in that state may affect their investments and their performance.


U.S. TERRITORIES

Each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.


CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

LOWER-RATED SECURITIES. Securities rated below the top four ratings generally have more credit risk than higher-rated securities, and have greater potential to become distressed or default. The High Yield Fund may invest up to 100% of its assets in lower-rated securities. None of the other Funds invests in securities rated below the top four ratings; however if the rating of a security is lowered, each Fund may continue to hold the investment.

The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated, high yield securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Prices are especially sensitive to developments affecting issuers and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, industry conditions, large sustained sales by major investors, a high-profile default, or other factors. High yield securities may be less liquid than higher-quality securities. These securities may not trade frequently, and when they do their prices may be significantly higher or lower than expected.

In addition, the High Yield Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"). Such investments typically involve the purchase of lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such issuers. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. The High-Yield Fund currently does not intend to invest more than 10% of its assets in defaulted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION

The Connecticut and Federal Intermediate-Term Funds are non-diversified funds. They may invest a greater portion of their assets in the municipal securities of one issuer than a diversified fund. These Funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The Funds, however, intend to meet certain tax diversification requirements. The other Funds are all diversified funds.

The Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not necessarily focus their investments in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.


More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


ARIZONA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]





-4.03%  14.59% 4.21%  8.23%  5.44%  -3.83% 10.30% 3.02%  7.65%  6.34
  94      95     96     97     98     99    00     01     02     03
                                YEAR


Best Quarter:                             Q1 '95      5.83%
Worst Quarter:                            Q1 '94     -4.32%


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Arizona Fund - Class A/2
Return Before Taxes           1.84%       3.67%      4.59%
Return After Taxes on
Distributions                 1.84%       3.66%      4.52%
Return After Taxes on
Distributions and Sale of
Fund Shares                   2.84%       3.84%      4.63%
Lehman Brothers Municipal
Bond Index/3                  5.31%       5.83%      6.03%
(index reflects no deduction
for fees, expenses, or taxes)

                                                     SINCE
                                                     INCEPTION
                                          1 YEAR     (2/1/00)
----------------------------------------------------------------
Arizona Fund - Class B/2                  1.74%      6.04%
Lehman Brothers Municipal                 5.31%      8.19%
Bond Index3

                                                     SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (5/1/95)
----------------------------------------------------------------
Arizona Fund - Class C/2      3.65%       3.79%      4.97%
Lehman Brothers Municipal     5.31%       5.83%      6.78%
Bond Index/3


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -1.87% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

COLORADO FUND - CLASS A ANNUAL TOTAL RETURNS/1



-5.43%  16.07% 4.76%  8.82%  5.73%  -4.43% 11.56% 5.08%  8.08%  5.21
  94      95     96     97     98     99    00     01     02     03
                               YEAR


Best Quarter:                             Q1 '95      6.62%
Worst Quarter:                            Q1 '94     -5.02%

AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Colorado Fund - Class A/2
Return Before Taxes                     0.73%      4.05%     4.90%
Return After Taxes on Distributions     0.73%      4.04%     4.88%
Return After Taxes on Distributions
and Sale of Fund Shares                 2.02%      4.15%     4.91%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     6.78%
(index reflects no deduction for
fees, expenses, or taxes)

                                                            SINCE
                                                          INCEPTION
                                      1 YEAR     5 YEARS   (5/1/95)
----------------------------------------------------------------------
Colorado Fund - Class C/2             2.48%      4.17%     5.40%
Lehman Brothers Municipal
Bond Index/3                          5.31%      5.83%     6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -2.29% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



CONNECTICUT FUND - CLASS A ANNUAL TOTAL RETURNS/1


-5.40%  14.32% 4.48%  8.50%  5.96%  -4.82% 9.83% 5.65%  8.76%  3.63%
  94      95     96     97     98     99    00     01     02     03
                               YEAR


Best Quarter:                             Q1 '95      5.54%
Worst Quarter:                            Q1 '94     -4.73%

AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Connecticut Fund - Class A/2
Return Before Taxes                     -0.77%     3.57%     4.47%
Return After Taxes on Distributions     -0.77%     3.58%     4.47%
Return After Taxes on Distributions
and Sale of Fund Shares                 1.02%      3.74%     4.54%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     6.03%
(index reflects no deduction for
fees, expenses, or taxes)

                                                             SINCE
                                                            INCEPTION
                                        1 YEAR    5 YEARS   (5/1/95)
----------------------------------------------------------------------
Connecticut Fund - Class C/2            1.13%      3.72%     5.01%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower.

As of March 31, 2004, the Fund's year-to-date return was -2.18% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.





DOUBLE TAX-FREE INCOME FUND - CLASS A ANNUAL TOTAL RETURNS/1


-4.28%  14.49% 5.08%  8.75%  5.74%  -2.34% 10.18% 4.24%  9.26%  4.31%
  94      95     96     97     98     99    00     01     02     03


                                      YEAR

Best Quarter:                             Q1 '95     5.95%
Worst Quarter:                            Q1 '94    -4.27%


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003
                                         1 YEAR    5 YEARS  10 YEARS
----------------------------------------------------------------------
Double Tax-Free Income Fund - Class A/2
Return Before Taxes                     -0.13%    4.12%     4.95%
Return After Taxes on Distributions     -0.18%    4.10%     4.90%
Return After Taxes on Distributions
and Sale of Fund Shares                  1.47%    4.20%     4.94%
Lehman Brothers Municipal Bond Index/3   5.31%    5.83%     6.03%
(index reflects no deduction for fees,
expenses, or taxes)

                                                              SINCE
                                                            INCEPTION
                                         1 YEAR    5 YEARS  (5/1/95)
----------------------------------------------------------------------
Double Tax-Free Income Fund - Class C/2  1.61%     4.25%     5.34%
Lehman Brothers Municipal Bond Index/3   5.31%     5.83%     6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -2.04% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.







FEDERAL INTERMEDIATE FUND - CLASS A ANNUAL TOTAL RETURNS/1

-2.71%  14.42% 6.68%  5.27%  5.80%  -1.84% 7.40% 5.57%  8.94%  5.35%
  94      95     96     97     98     99    00     01     02     03

                               YEAR

Best Quarter:                             Q1 '95      5.19%
Worst Quarter:                            Q1 '94     -3.76%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003
                                          1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------------
Federal Intermediate Fund - Class A/2
Return Before Taxes                       3.00%     4.54%     5.15%
Return After Taxes on Distributions       3.00%     4.54%     5.15%
Return After Taxes on Distributions and
Sale of Fund Shares                       3.29%     4.51%     5.08%
Lehman Brothers 10-Year Municipal Bond    5.70%     5.91%     6.13%
Index/3
(index reflects no deduction for fees,
expenses, or taxes)

                                                             SINCE
                                                           INCEPTION
                                                           (7/1/03)
----------------------------------------------------------------------
Federal Intermediate Fund - Class C/2                         -1.18%
Lehman Brothers 10-Year Municipal Bond                         1.24%
Index/3


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -0.82% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FEDERAL LIMITED-TERM TAX-FREE FUND ANNUAL TOTAL RETURNS

Because the Fund is new, it has no performance history.


HIGH YIELD FUND - CLASS A ANNUAL TOTAL RETURNS/1


-2.59%  16.29% 6.16%  10.60% 4.81%  -3.13% 5.77% 5.92%  5.15%  7.97%
  94      95     96     97     98     99    00     01     02     03


                               YEAR

Best Quarter:                             Q1 '95      6.38%
Worst Quarter:                            Q1 '94     -3.02%


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
High Yield Fund - Class A/2
Return Before Taxes                     3.40%      3.36%     5.10%
Return After Taxes on Distributions     3.40%      3.36%     5.09%
Return After Taxes on Distributions
and Sale of Fund Shares                 4.17%      3.66%     5.21%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     6.03%
(index reflects no deduction for
fees, expenses, or taxes)

                                                              SINCE
                                                            INCEPTION
                                        1 YEAR    5 YEARS   (1/1/99)
----------------------------------------------------------------------
High Yield Fund - Class B/2             3.32%      3.45%     3.45%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     5.83%

                                                             SINCE
                                                           INCEPTION
                                        1 YEAR    5 YEARS   (5/1/95)
----------------------------------------------------------------------
High Yield Fund - Class C/2             5.19%      3.47%     5.29%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -2.17% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



NEW JERSEY FUND - CLASS A ANNUAL TOTAL RETURNS/1


-5.21%  15.58% 4.04%  8.34%  6.11%  -3.36% 11.54% 4.70%  8.65%  4.77%
  94      95     96     97     98     99    00     01     02     03


                               YEAR

Best Quarter:                             Q1 '95      6.44%
Worst Quarter:                            Q1 '94     -4.79%


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
New Jersey Fund - Class A/2
Return Before Taxes                     0.35%      4.23%     4.89%
Return After Taxes on Distributions     0.35%      4.23%     4.89%
Return After Taxes on Distributions
and Sale of Fund Shares                 1.76%      4.31%     4.91%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     6.03%
(index reflects no deduction for
fees, expenses, or taxes)

                                                              SINCE
                                                            INCEPTION
                                                 1 YEAR     (2/1/00)
----------------------------------------------------------------------
New Jersey Fund - Class B/2                        0.17%     6.61%
Lehman Brothers Municipal Bond Index/3             5.31%     8.19%

                                                             SINCE
                                                            INCEPTION
                                        1 YEAR    5 YEARS   (5/1/95)
----------------------------------------------------------------------
New Jersey Fund - Class C/2             2.14%      4.36%     5.40%
Lehman Brothers Municipal Bond Index/3  5.31%      5.83%     6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -2.20% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

OREGON FUND - CLASS A ANNUAL TOTAL RETURNS/1


-4.93%  15.08% 4.32%  8.24%  5.44%  -3.87% 10.98% 4.19%  8.13%  5.49%
  94      95     96     97     98     99    00     01     02     03


                                      YEAR

Best Quarter:                             Q1 '95      6.54%
Worst Quarter:                            Q1 '94     -4.55%


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                                      1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------------
Oregon Fund - Class A/2
Return Before Taxes                    0.99%      3.95%      4.69%
Return After Taxes on Distributions    0.99%      3.95%      4.69%
Return After Taxes on
Distributions and Sale of Fund         2.18%      4.06%      4.73%
Shares
Lehman Brothers Municipal Bond         5.31%      5.83%      6.03%
Index/3
(index reflects no deduction for
fees, expenses, or taxes)

                                                             SINCE
                                                           INCEPTION
                                      1 YEAR     5 YEARS    (5/1/95)
----------------------------------------------------------------------
Oregon Fund - Class C/2                2.89%      4.11%      5.15%
Lehman Brothers Municipal Bond         5.31%      5.83%      6.78%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -2.10% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.










PENNSYLVANIA FUND - CLASS A ANNUAL TOTAL RETURNS/1


-3.29%  14.34% 4.50%  8.94%  5.48%  -4.08% 10.88% 5.40%  8.99%  4.74%
  94      95     96     97     98     99    00     01     02     03


                                      YEAR

Best Quarter:                             Q1 '95      5.81%
Worst Quarter:                            Q1 '94     -3.64%


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2003

                                         1 YEAR    5 YEARS  10 YEARS
----------------------------------------------------------------------
Pennsylvania Fund - Class A/2
Return Before Taxes                     0.34%     4.14%     4.98%
Return After Taxes on Distributions     0.33%     4.14%     4.95%
Return After Taxes on Distributions
and Sale of Fund Shares                 1.77%     4.25%     5.00%
Lehman Brothers Municipal Bond Index/3  5.31%     5.83%     6.03%
(index reflects no deduction for fees,
expenses, or taxes)

                                                             SINCE
                                                           INCEPTION
                                                 1 YEAR     (2/1/00)
----------------------------------------------------------------------
Pennsylvania Fund - Class B/2                      0.15%     6.71%
Lehman Brothers Municipal Bond Index/3             5.31%     8.19%

                                                            SINCE
                                                           INCEPTION
                                         1 YEAR    5 YEARS  (5/1/95)
----------------------------------------------------------------------
Pennsylvania Fund - Class C/2           2.06%     4.27%     5.34%
Lehman Brothers Municipal Bond Index/3  5.31%     5.83%     6.78%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2004, the Fund's year-to-date return was -2.71% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES              (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                  DOUBLE     FEDERAL
                   ARIZONA COLORADO CONNECTICUT  TAX-FREE  INTERMEDIATE
CLASS A             FUND     FUND      FUND       FUND        FUND
---------------------------------------------------------------------
Maximum sales       4.25%   4.25%     4.25%      4.25%      2.25%
charge (load) as
a percentage of
offering price
 Load imposed on    4.25%   4.25%     4.25%      4.25%      2.25%
purchases
 Maximum deferred   None     None      None      None       None
sales charge
(load)/1
Redemption fee on   2.00%   2.00%     2.00%      2.00%      2.00%
shares sold
within 5 New York
Stock Exchange
trading days
following their
purchase date/2

CLASS B
---------------------------------------------------------------------
Maximum sales       4.00%     -         -          -          -
charge (load) as
a percentage of
offering price
 Load imposed on    None      -         -          -          -
purchases
 Maximum deferred   4.00%     -         -          -          -
sales  charge
(load)/3
Redemption fee on   2.00%     -         -          -          -
shares sold
within 5 New York
Stock Exchange
trading days
following their
purchase date/2

CLASS C
---------------------------------------------------------------------
Maximum sales       1.00%   1.00%     1.00%     1.00%      1.00%
charge (load) as
a percentage of
offering price
 Load imposed on    None    None      None      None       None
purchases
 Maximum deferred   1.00%   1.00%     1.00%     1.00%      1.00%
sales  charge
(load)
Redemption fee on   2.00%   2.00%     2.00%     2.00%      2.00%
shares sold
within 5 New York
Stock Exchange
trading days
following their
purchase date/2

                   FEDERAL  HIGH     NEW
CLASS A            LIMITED  YIELD    JERSEY     OREGON     PENNSYLVANIA
                    FUND    FUND     FUND        FUND      FUND
--------------------------------------------------------------------
Maximum sales       None    4.25%     4.25%     4.25%      4.25%
charge (load) as
a percentage of
offering price
 Load imposed on    None    4.25%     4.25%     4.25%      4.25%
purchases
 Maximum deferred   None     None      None      None      None
sales charge
(load)1
Redemption fee on   2.00%   2.00%     2.00%     2.00%      2.00%
shares sold
within 5 New York
Stock Exchange
trading days
following their
purchase date/2

CLASS B
--------------------------------------------------------------------
Maximum sales         -     4.00%     4.00%       -        4.00%
charge (load) as
a percentage of
offering price
 Load imposed on      -      None      None       -        None
purchases
 Maximum deferred     -
sales charge                4.00%     4.00%       -        4.00%
(load)3
Redemption fee on     -     2.00%     2.00%       -        2.00%
shares sold
within 5 New York
Stock Exchange
trading days
following their
purchase date/2

CLASS C
--------------------------------------------------------------------
Maximum sales         -     1.00%     1.00%     1.00%      1.00%
charge (load) as
a percentage of
offering price
 Load imposed on      -      None     None      None       None
purchases
 Maximum deferred     -     1.00%     1.00%     1.00%      1.00%
sales charge
(load)
Redemption fee on     -     2.00%     2.00%     2.00%      2.00%
shares sold
within 5 New York
Stock Exchange
trading days
following their
purchase date/2

Please see "Choosing a Share Class" on page 56 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                   DOUBLE      FEDERAL
                    ARIZONA COLORADO  CONNECTICUT TAX-FREE  INTERMEDIATE-TERM
CLASS A              FUND/4   FUND/4     FUND/4     FUND/4      FUND/5
------------------------------------------------------------------------
Management fees      0.48%    0.52%     0.53%      0.53%      0.51%
Distribution and
service (12b-1)
fees                 0.10%    0.10%     0.10%      0.10%      0.10%
Other expenses       0.05%    0.07%     0.07%      0.09%      0.09%
                    ----------------------------------------------------
Total annual Fund
operating expenses   0.63%    0.69%     0.70%      0.72%      0.70%
                    ----------------------------------------------------

CLASS B
------------------------------------------------------------------------
Management fees      0.48%      -         -          -          -
Distribution and
service (12b-1)
fees                 0.65%      -         -          -          -
Other expenses       0.05%      -         -          -          -
                    ----------------------------------------------------
Total annual Fund
operating expenses   1.18%      -         -          -          -
                    ----------------------------------------------------

CLASS C
------------------------------------------------------------------------
Management fees      0.48%    0.52%     0.53%      0.53%      0.51%
Distribution and
service (12b-1)
fees                 0.65%    0.65%     0.65%      0.65%      0.65%
Other expenses       0.05%    0.07%     0.07%      0.09%      0.09%
                    ----------------------------------------------------
Total annual Fund
operating expenses   1.18%    1.24%     1.25%      1.27%      1.25%
                    ----------------------------------------------------

                    FEDERAL
                    LIMITED-  HIGH
                    TERM      YIELD  NEW JERSEY     OREGON  PENNSYLVANIA
CLASS A             FUND/6    FUND/4    FUND/4       FUND/4    FUND/4
------------------------------------------------------------------------
Management fees      0.50%   0.46%     0.48%       0.49%      0.48%
Distribution and
service (12b-1)
fees                 0.15%   0.09%     0.10%       0.10%      0.10%
Other expenses       0.62%   0.07%     0.07%       0.06%      0.08%
                    ----------------------------------------------------

Total annual Fund
operating expenses   1.27%   0.62%     0.65%       0.65%      0.66%
                    ----------------------------------------------------

CLASS B
------------------------------------------------------------------------
Management fees        -     0.46%     0.48%         -        0.48%
Distribution and
service (12b-1)
fees                   -     0.65%     0.65%         -        0.65%
Other expenses         -     0.07%     0.07%         -        0.08%
                    ----------------------------------------------------

Total annual Fund
operating expenses     -     1.18%     1.20%         -        1.21%
                    ----------------------------------------------------

CLASS C
------------------------------------------------------------------------
Management fees        -     0.46%     0.48%       0.49%      0.48%
Distribution and
service (12b-1)
fees                   -     0.65%     0.65%       0.65%      0.65%
Other expenses         -     0.07%     0.07%       0.06%      0.08%
                    ----------------------------------------------------

Total annual Fund
operating expenses     -     1.18%     1.20%       1.20%      1.21%
                    ----------------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 57).
2. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
3. Declines to zero after six years.
4. Class C total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the "Financial Highlights" section, due to a timing difference between the end of the 12b-1 plan year and the Fund's fiscal year end.
5. The Federal Intermediate-Term Fund began offering Class C shares on July 1, 2003. Annual Fund operating expenses are annualized. 6. The Federal Limited-Term Fund began offering shares on September 1, 2003. Annual Fund operating expenses are annualized. For the fiscal year ended February 29, 2004, the manager and administrator had agreed in advance to waive their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. With these waivers, there were no management fees and total annual Fund operating expenses were 0.50%. The manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          FEDERAL
                                               DOUBLE   INTERMEDIATE-
              ARIZONA   COLORADO  CONNECTICUT  TAX-FREE    TERM
               FUND       FUND        FUND       FUND      FUND
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year/1     $487       $492        $493       $495       $295
3 Years      $618       $636        $639       $645       $444
5 Years      $761       $793        $798       $809       $606
10 Years     $1,178     $1,247      $1,259     $1,281     $1,076

CLASS B

1 Year       $520       -           -          -          -
3 Years      $675       -           -          -          -
5 Years      $849       -           -          -          -
10 Years/2   $1,279     -           -          -          -

CLASS C

1 Year       $2203      $226/4       $227/5      $229/6      $227/7
3 Years      $375/3     $393/4       $397/5      $403/6      $397/7
5 Years      $649/3     $681/4       $686/5      $697/6      $686/7
10 Years     $1,432/3   $1,500/4     $1,511/5    $1,534/6    $1,511/7

If you do not sell your shares:

CLASS B

1 Year       $120            -          -          -           -
3 Years      $375            -          -          -           -
5 Years      $649            -          -          -           -
10 Years/2   $1,279          -          -          -           -

CLASS C

1 Year       $120/3     $126/4      $127/5     $129/6     $127/7
3 Years      $375/3     $393/4      $397/5     $403/6     $397/7
5 Years      $649/3     $681/4      $686/5     $697/6     $686/7
10 Years     $1,432/3   $1,500/4    $1,511/5   $1,534/6   $1,511/7



            FEDERAL
            LIMITED-     HIGH YIELD  NEW JERSEY OREGON  PENNSLYVANIA
            TERM FUND    FUND        FUND       FUND    FUND
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year1      $129       $486        $489       $489       $490
3 Years      $403       $615        $624       $624       $627
5 Years      $697       $756        $772       $772       $777
10 Years     $1,534     $1,166      $1,201     $1,201     $1,213

CLASS B

1 Year           -      $520        $522           -      $523
3 Years          -      $675        $681           -      $684
5 Years          -      $849        $860           -      $865
10 Years/2       -      $1,276      $1,302         -      $1,313

CLASS C

1 Year           -      $2208       $222/9      $222/10     $223/11
3 Years          -      $3758       $381/9      $381/10     $384/11
5 Years          -      $649/8      $660/9      $660/10     $665/11
10 Years         -      $1,432/8    $1,455/9  $1,455/10   $1,466/11

If you do not sell your shares:

CLASS B

1 Year           -      $120        $122           -      $123
3 Years          -      $375        $381           -      $384
5 Years          -      $649        $660           -      $665
10 Years/2       -      $1,276      $1,302         -      $1,313

CLASS C

1 Year           -      $120/8       $122/9      $122/10     $123/11
3 Years          -      $375/8       $381/9      $381/10     $384/11
5 Years          -      $649/8       $660/9      $660/10     $665/11
10 Years         -      $1,432/8     $1,455/9    $1,455/10   $1,466/11

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $317, $470, $742 and $1,517, respectively, if you sell your shares at the end of the period or $218, $470, $742 and $1,517, respectively, if you do not sell your shares.
4. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $324, $489, $774 and $1,585, respectively, if you sell your shares at the end of the period or $225, $489, $774 and $1,585, respectively, if you do not sell your shares.
5. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $324, $492, $779 and $1,595, respectively, if you sell your shares at the end of the period or $225, $492, $779 and $1,595, respectively, if you do not sell your shares.
6. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $327, $499, $790 and $1,619, respectively, if you sell your shares at the end of the period or $228, $499, $790 and $1,619, respectively, if you do not sell your shares.
7. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $324, $492, $779 and $1,595, respectively, if you sell your shares at the end of the period or $225, $492, $779 and $1,595, respectively, if you do not sell your shares.
8. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $318, $471, $743 and $1,517, respectively, if you sell your shares at the end of the period or $219, $471, $743 and $1,517, respectively, if you do not sell your shares.
9. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $320, $477, $753 and $1,540, respectively, if you sell your shares at the end of the period or $221, $477, $753 and $1,540, respectively, if you do not sell your shares.
10. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $320, $477, $753 and $1,540, respectively, if you sell your shares at the end of the period or $221, $477, $753 and $1,540, respectively, if you do not sell your shares.
11. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $320, $479, $757 and $1,550, respectively, if you sell your shares at the end of the period or $221, $479, $757 and $1,550, respectively, if you do not sell your shares.

MANAGEMENT

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (MA Division) filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (Company), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for the Company to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

The Staff of the U.S. Securities and Exchange Commission (SEC) has informed the Company that it intends to recommend that the SEC authorize an action against Franklin Advisers, Inc. (adviser to many of the funds, and affiliate to the other funds' advisers) relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in the Staff's investigation. Such discussions are preliminary and the Company cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage $345 billion in assets.

The team responsible for the Funds' management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS

Ms. Amoroso has been an analyst or portfolio manager of the Arizona, Colorado, Connecticut, Federal Intermediate-Term, New Jersey and Oregon Funds since their inception and the High Yield, Double Tax-Free, and Pennsylvania Funds since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the Federal
Intermediate-Term Fund since December 1999 and Federal Limited-Term Fund since inception. He joined Franklin Templeton Investments in 1996.


CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS

Ms. Higgins has been an analyst or portfolio manager of the Arizona, Colorado, Double Tax-Free, New Jersey and Oregon Funds since 1992. She joined Franklin Templeton Investments in 1990.

JOHN HOPP, VICE PRESIDENT OF ADVISERS

Mr. Hopp has been an analyst or portfolio manager of the High Yield Fund since 1993. He joined Franklin Templeton Investments in 1991.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS


Mr. Pomeroy has been an analyst or portfolio manager of the Federal Intermediate-Term Fund since its inception, and Federal Limited-Term Fund since its inception and the Connecticut Fund since 1989. He joined Franklin Templeton Investments in 1986.


CHRISTOPHER SPERRY CFA, VICE PRESIDENT OF ADVISERS

Mr. Sperry has been an analyst or portfolio manager of the Arizona and Oregon Funds since 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY CFA, VICE PRESIDENT OF ADVISERS

Mr. Wiley has been an analyst or portfolio manager of the Arizona, Oregon and Pennsylvania Funds since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS

Ms. Wong has been an analyst or portfolio manager of the Colorado, Connecticut, New Jersey and Pennsylvania Funds since their inception and the Double Tax-Free Fund since 1986. She joined Franklin Templeton Investments in 1986.


Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 29, 2004, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

                                         MANAGEMENT FEES
                                        (as a percentage
                                           of average
                                         monthly assets)
----------------------------------------------------------

Arizona Fund                                   0.48%
Colorado Fund                                  0.52%
Connecticut Fund                               0.53%
Double Tax-Free Fund                           0.53%
Federal Intermediate-Term Fund                 0.51%
Federal Limited-Term Fund/1                    0.00%
High Yield Fund                                0.46%
New Jersey Fund                                0.48%
Oregon Fund                                    0.49%
Pennsylvania Fund                              0.48%

1. Management fees, before any advance waiver, were 0.50%. Under an agreement by the manager to limit its fees, the Fund paid the fees as shown. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.


TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.


   Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


o TAXABLE INCOME DIVIDENDS Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

ANNUAL STATEMENTS If a Fund makes a taxable ordinary income or capital gain distribution to you of $10 or more, you will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

BACKUP WITHHOLDING If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of taxable income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


FINANCIAL HIGHLIGHTS


These tables present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

ARIZONA FUND
CLASS A                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.88    10.76   10.83    10.31   11.38
of year
                            ------------------------------------------
 Net investment income/3        .52      .54     .55      .57     .57
 Net realized and
unrealized                      .33      .12    (.06)     .52   (1.02)
 gains (losses)             ------------------------------------------
Total from investment           .85      .66     .49     1.09    (.45)
operations                  ------------------------------------------
 Distributions from net
 investment income             (.52)    (.54)   (.56)    (.57)   (.58)
 Distributions from net
 realized gains                -        -       -         -      (.04)
                            ------------------------------------------
Total distributions            (.52)    (.54)   (.56)    (.57)   (.62)
Net asset value, end of       11.21    10.88   10.76    10.83   10.31
year
                            ------------------------------------------
Total return (%)/4             8.00     6.28    4.63    10.80   (4.15)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  900,646  880,409 877,126  777,553  756,274
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .63      .63     .64      .64     .62
 Net investment income         4.75     5.00    5.12     5.39    5.30
Portfolio turnover rate (%)   16.22    24.94   27.59    24.38   20.55

CLASS B                              YEAR ENDED FEBRUARY 28,
                            ------------------------------------------
                             2004/1    2003     2002    2001   2000/1,2
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.93   10.81    10.86    10.32   10.24
of year                     ------------------------------------------
 Net investment income/3        .46     .48      .50      .52     .05
 Net realized and
unrealized                      .33     .12     (.05)     .53     .07
 gains (losses)             ------------------------------------------
Total from investment           .79     .60      .45     1.05     .12
operations                  ------------------------------------------
Distributions from net
 investment income             (.46)   (.48)    (.50)    (.51)   (.04)
                            ------------------------------------------
Net asset value, end of       11.26   10.93    10.81    10.86   10.32
year                        ------------------------------------------
Total return (%)/4             7.28    5.76     4.22    10.37    1.21

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                     25,617   20,648   11,798   3,700   176
Ratios to average net
assets: (%)
 Expenses                      1.18    1.18     1.19     1.19    1.18/5
 Net investment income         4.20    4.45     4.57     4.82    5.26/5
Portfolio turnover rate (%)   16.22   24.94    27.59    24.38   20.55

ARIZONA FUND (CONT.)
CLASS C                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.97    10.85   10.90    10.38   11.45
of year                    ------------------------------------------
 Net investment income/3        .46      .48     .50      .52     .52
 Net realized and
unrealized                      .33      .12    (.05)     .51   (1.03)
 gains (losses)            ------------------------------------------
Total from investment           .79      .60     .45     1.03    (.51)
operations                 ------------------------------------------
 Distributions from net
 investment income             (.45)    (.48)   (.50)    (.51)   (.52)
 Distributions from net
realized                        -        -       -        -      (.04)
 gains                       ------------------------------------------
Total distributions            (.45)    (.48)   (.50)    (.51)   (.56)
                             ------------------------------------------
Net asset value, end of       11.31    10.97   10.85    10.90   10.38
year
                            ------------------------------------------
Total return (%)/4             7.42     5.66    4.21    10.13   (4.65)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($    43,027   37,315  31,526   23,840  22,671
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.20     1.16    1.19     1.19    1.18
 Net investment income         4.18     4.47    4.57     4.84    4.75
Portfolio turnover rate (%)   16.22    24.94   27.59    24.38   20.55

1. For the year ended February 29.
2. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
3. Based on average shares outstanding.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

COLORADO FUND
CLASS A                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.98    11.79   11.64    10.90   12.05
of year                     ------------------------------------------
 Net investment income/2        .55      .57     .58      .59     .59
 Net realized and
unrealized                      .19      .19     .16      .74   (1.13)
 gains (losses)
                            ------------------------------------------
Total from investment           .74      .76     .74     1.33    (.54)
operations                  ------------------------------------------
 Distributions from net
 investment income             (.53)    (.57)   (.59)    (.59)   (.60)
 Distributions from net
realized                       -        -       -        -       (.01)
 gains                      ------------------------------------------
Total distributions            (.53)    (.57)   (.59)    (.59)   (.61)
                            ------------------------------------------
Net asset value, end of       12.19    11.98   11.79    11.64   10.90
year                        ------------------------------------------
Total return (%)/3             6.39     6.62    6.48    12.50   (4.57)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   339,134  345,825 309,109  285,169 264,563
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .69      .69     .70      .71     .70
 Net investment income         4.56     4.79    4.95     5.27    5.18
Portfolio turnover rate (%)   17.79    26.30   20.72    50.05   29.30

CLASS C                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    12.06    11.86   11.70    10.96   12.11
of year                     ------------------------------------------
 Net investment income/2        .48      .51     .52      .54     .53
 Net realized and
unrealized                      .20      .20     .16      .73   (1.14)
 gains (losses)             ------------------------------------------
Total from investment           .68      .71     .68     1.27    (.61)
operations                  ------------------------------------------
Distributions from net
investment                     (.47)    (.51)   (.52)    (.53)   (.53)
 income
 Distributions from net
ralized                         -        -       -        -      (.01)
 gains                      ------------------------------------------
Total distributions            (.47)    (.51)   (.52)    (.53)    (.54)
                            ------------------------------------------
Net asset value, end of       12.27    12.06   11.86    11.70    10.96
year                        ------------------------------------------
Total return (%)/3             5.75     6.10    5.95    11.83   (5.08)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($   43,075  43,821   34,473  23,450  20,564
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.26     1.22    1.25     1.26    1.25
 Net investment income         3.99     4.26    4.40     4.72    4.63
Portfolio turnover rate (%)   17.79    26.30   20.72    50.05   29.30

1. For the year ended February 29.
2. Based on average shares outstanding.
3. Total return does not include sales charges.

CONNECTICUT FUND
CLASS A                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.10    10.88   10.63    10.06   11.27
of year                     ------------------------------------------
 Net investment income/2        .49      .51     .53      .56     .56
 Net realized and
unrealized                      .02      .22     .25      .56   (1.21)
 gains (losses)             ------------------------------------------
Total from investment           .51      .73     .78     1.12    (.65)
operations                  ------------------------------------------
 Distributions from net
 investment income             (.49)    (.51)   (.53)    (.55)   (.56)
                            ------------------------------------------
Net asset value, end of       11.12    11.10   10.88    10.63   10.06
year                        ------------------------------------------
Total return (%)/3             4.72     6.90    7.53    11.43   (5.90)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  265,854  279,268 266,100  228,844  207,745
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .70      .70     .70      .73     .71
 Net investment income         4.43     4.66    4.91     5.37    5.26
Portfolio turnover rate (%)    6.79    10.20   15.45    10.11   30.61

CLASS C                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.15    10.92   10.66    10.10   11.30
of year                    ------------------------------------------
 Net investment income/2        .43      .45     .47      .50     .50
 Net realized and               .02      .23     .26      .56   (1.20)
unrealizedsses)             ------------------------------------------
Total from investment           .45      .68     .73     1.06    (.70)
operations                  ------------------------------------------
Distributions from net
 investment income             (.43)    (.45)   (.47)    (.50)   (.50)
                            ------------------------------------------
Net asset value, end of       11.17    11.15   10.92    10.66   10.10
year                        ------------------------------------------
Total return (%)/3             4.12     6.40    7.01    10.69   (6.32)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  42,817   46,267  38,368   27,256  25,007
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.27     1.24    1.25     1.28    1.26
 Net investment income         3.86     4.12    4.36     4.83    4.73
Portfolio turnover rate (%)    6.79    10.20   15.45    10.11   30.61

1. For the year ended February 29.
2. Based on average shares outstanding.
3. Total return does not include sales charges.

DOUBLE TAX-FREE FUND
CLASS A                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.90    11.68   11.55    10.95   11.88
of year                      -----------------------------------------
 Net investment income/2        .52      .54     .56      .58     .59
 Net realized and
unrealized                      .19      .22     .15      .60    (.92)
 gains (losses)              ------------------------------------------
Total from investment           .71      .76     .71     1.18    (.33)
operations                   ------------------------------------------
 Distributions from net
 investment income             (.52)    (.54)   (.58)    (.58)   (.58)
 Distributions from net
realized                       (.03)      -      -3        -     (.02)
 gains                      ------------------------------------------
Total distributions            (.55)    (.54)   (.58)    (.58)   (.60)
                            ------------------------------------------
Net asset value, end of       12.06    11.90   11.68    11.55   10.95
year
                            ------------------------------------------
Total return (%)/4             6.18     6.67    6.29    11.06   (2.91)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  298,732  273,119  239,081  205,678 195,157
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .72      .74     .75      .77     .74
 Net investment income         4.35     4.61    4.84     5.18    5.14
Portfolio turnover rate (%)   25.31    31.54   33.53    42.32   13.41

CLASS C                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.93    11.70   11.58    10.97   11.89
of year                      ------------------------------------------
 Net investment income/2        .45      .48     .50      .52     .53
 Net realized and
unrealized                      .20      .23     .13      .61    (.92)
 gains (losses)              ------------------------------------------
Total from investment           .65      .71     .63     1.13    (.39)
operations                   ------------------------------------------
 Distributions from net
 investment income             (.45)    (.48)   (.51)    (.52)   (.51)
 Distributions from net
realized                       (.03)    -        -3        -     (.02)
 gains                       ------------------------------------------
Total distributions            (.48)    (.48)   (.51)    (.52)   (.53)
                            ------------------------------------------
Net asset value, end of       12.10    11.93   11.70    11.58   10.97
year                        ------------------------------------------
Total return (%)/4             5.67     6.17    5.59    10.54   (3.37)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  45,572   30,856  17,971   10,413   7,270
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.30     1.24    1.30     1.32    1.30
 Net investment income         3.77     4.11    4.29     4.63    4.60
Portfolio turnover rate (%)   25.31    31.54   33.53    42.32   13.41

1. For the year ended February 29.
2. Based on average shares outstanding.
3. The Fund made a capital gain distribution of $.002.
4. Total return does not include sales charges.

FEDERAL INTERMEDIATE-TERM
FUND
                                     YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
CLASS A                      2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.48    11.14   10.94    10.52   11.30
of year                     ------------------------------------------
 Net investment income2         .43      .46     .50      .52     .51
 Net realized and               .28      .35     .21      .42    (.78)
unrealized
 gains (losses)              ------------------------------------------
Total from investment           .71      .81     .71      .94    (.27)
operations                   ------------------------------------------
Distributions from net
 investment income             (.43)    (.47)   (.51)    (.52)   (.51)
                            ------------------------------------------
Net asset value, end of       11.76    11.48   11.14    10.94   10.52
year                        ------------------------------------------
Total return (%)/3             6.33     7.45    6.64     9.10   (2.43)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  454,942  365,043 240,157  164,450 170,907
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .70      .72     .77      .76     .73
 Expenses excluding waiver
 and payments by affiliate      .70      .72     .77      .76     .75
 Net investment income         3.69     4.07    4.49     4.88    4.72
Portfolio turnover rate (%)    8.62     4.86    7.47     8.87   31.27

FEDERAL INTERMEDIATE-TERM FUND
CLASS C                                PERIOD ENDED  FEBRUARY 29,
------------------------------------------------------------------
                                                       2004/4
------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning                              11.67
of period
                                                ------------------
 Net investment income/2                                  .24
 Net realized and                                         .10
unrealized gains                                ------------------
Total from investment                                     .34
operations                                      ------------------
Distributions from net
 investment income                                       (.24)
                                                ------------------
Net asset value, end of                                 11.77
period                                          ------------------
Total return (%)/3                                       2.96

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
($ x 1,000)                                            11,182
Ratios to average net
assets: (%)
 Expenses                                                1.25/5
 Expenses excluding waiver
and
 payments by affiliate                                    -
 Net investment income                                   3.14/5
Portfolio turnover rate (%)                              8.62

1. For the year ended February 29.
2. Based on average shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. For the period July 1, 2003 (effective date) to February 29, 2004.
5. Annualized.


FEDERAL LIMITED-TERM FUND    PERIOD ENDED
                             FEBRUARY 29,
------------------------------------------------
                               2004/1
------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.00
of period                   --------------------
 Net investment income/2        .06
 Net realized and               .11
unrealized
 gains
                            --------------------
Total from investment           .17
operations
                            --------------------
Distributions from net
 investment income             (.05)
                            --------------------
Net asset value, end of       10.12
period
                            --------------------
Total return (%)/3             1.74

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period   24,282
($ x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .50/4
 Expenses excluding waiver
 and payments by affiliate     1.27/4
 Net investment income         1.22/4
Portfolio turnover rate (%)    8.08

1. For the period September 2, 2003 (effective date) to February 29, 2004.
2. Based on average shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

HIGH YIELD FUND
CLASS A                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             20041    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.39    10.58   10.50    10.41   11.49
of year
                            ------------------------------------------
 Net investment income/2        .59      .59     .61      .62     .65
 Net realized and               .39     (.18)    .06      .09   (1.08)
unrealized
 gains (losses)             ------------------------------------------
Total from investment           .98      .41     .67      .71    (.43)
operations                  ------------------------------------------
 Distributions from net
 investment income             (.59)    (.60)   (.59)    (.62)   (.65)
 Distributions from net
realized                         -        -       -        -      -3
 gains                      ------------------------------------------
Total distributions            (.59)    (.60)   (.59)    (.62)   (.65)
                            ------------------------------------------
Net asset value, end of       10.78    10.39   10.58    10.50   10.41
year                        ------------------------------------------
Total return (%)/4              9.75     3.97    6.53    6.99   (3.81)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 ($ x 1,000)             4,570,744  4,410,233 4,660,764 4,709,402 5,017,322
Ratios to average net
assets: (%)
 Expenses                       .62      .62     .62      .62     .61
 Net investment income         5.62     5.69    5.78     5.90    5.92
Portfolio turnover rate (%)    8.67    11.81   10.18    11.08   25.35

CLASS B                              YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------
                             2004/1     2003    2002     2001    2000/1
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.45    10.64    10.54   10.45    11.52
of year                     -------------------------------------------
 Net investment income/2        .53      .54      .56     .56      .59
 Net realized and               .39     (.19)     .07     .09    (1.07)
unrealized
 gains (losses)              -------------------------------------------
Total from investment           .92      .35      .63     .65     (.48)
operations                   -------------------------------------------
 Distributions from net        (.53)    (.54)    (.53)   (.56)    (.59)
investment income
 Distribution from net
realized gains                  -        -        -       -          -3
Total distributions            (.53)    (.54)    (.53)   (.56)    (.59)
                            -------------------------------------------
Net asset value, end of       10.84    10.45    10.64   10.54    10.45
year                        -------------------------------------------
Total return (%)/4             9.09     3.37     6.10    6.38    (4.27)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 ($ x 1,000)                250,878  212,027  175,655   136,030  92,099
Ratios to average net
assets: (%)
 Expenses                      1.18     1.18     1.18    1.18     1.17
 Net investment income         5.06     5.13     5.23    5.33     5.44
Portfolio turnover rate (%)    8.67    11.81    10.18   11.08    25.35

HIGH YIELD FUND (CONT.)
CLASS C                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             20041    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.48    10.67   10.58    10.48   11.56
of year                     ------------------------------------------
 Net investment income/2        .54      .54     .56      .56     .59
 Net realized and               .39     (.19)    .06      .10   (1.08)
unrealized
 gains (losses)             ------------------------------------------
Total from investment           .93      .35     .62      .66    (.49)
operations                  ------------------------------------------
 Distributions from net
 investment income             (.53)    (.54)   (.53)    (.56)   (.59)
 Distributions from net
realized gains                   -        -       -        -      -3
                            ------------------------------------------
Total distributions            (.53)    (.54)   (.53)    (.56)   (.59)
                            ------------------------------------------
Net asset value, end of       10.88    10.48   10.67    10.58   10.48
year                        ------------------------------------------
Total return (%)/4             9.16     3.37    5.98     6.45   (4.41)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  565,210  508,653 504,900  501,372 540,932
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.18     1.18    1.18     1.18    1.17
 Net investment income         5.06     5.13    5.23     5.34    5.35
Portfolio turnover rate (%)    8.67    11.81   10.18    11.08   25.35

1. For the year ended February 29.
2. Based on average shares outstanding.
3. The Fund made a capital gain distribution of $.003.
4. Total return does not include sales charges.


NEW JERSEY FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                             2004/1    2003     2002    2001   2000/1
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    12.03    11.85   11.70    10.99   11.96
of year                     -----------------------------------------
 Net investment income/2        .54      .56     .57      .59     .60
 Net realized and               .19      .18     .15      .71    (.96)
unrealized gains (losses)   ------------------------------------------
Total from investment           .73      .74     .72     1.30    (.36)
operations                  ------------------------------------------
Distributions from net
 investment income             (.53)    (.56)   (.57)    (.59)   (.61)
 Distributions from net
realized gains                   -        -       -        -        -3
                            ------------------------------------------
Total distributions            (.53)    (.56)   (.57)    (.59)   (.61)

Net asset value, end of       12.23    12.03   11.85    11.70   10.99
year                         -----------------------------------------
Total return (%)/4             6.27     6.41    6.35    12.16   (3.08)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  786,938  778,716 731,972  654,709 617,407
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .65      .65     .65      .67     .65
 Net investment income         4.31     4.68    4.86     5.24    5.23
Portfolio turnover rate (%)    8.95    17.95    6.11    20.19   21.21

CLASS B                             YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                            2004/1     2003     2002    2001  2000/1,5
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,             12.09    11.90    11.74    11.00   10.89
beginning of year          -------------------------------------------
 Net investment income/2       .48      .49      .51      .54     .06
 Net realized and              .19      .19      .16      .73     .10
unrealized gains           -------------------------------------------
Total from investment          .67      .68      .67     1.27     .16
operations                 -------------------------------------------
Distributions from net
 investment income            (.47)    (.49)    (.51)    (.53)   (.05)
                           -------------------------------------------
Net asset value, end of      12.29    12.09    11.90    11.74   11.00
year                       -------------------------------------------
Total return (%)/4            5.67     5.88     5.82    11.81    1.44

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                80,303   67,994   36,461  9,798       226
Ratios to average net
assets: (%)
 Expenses                     1.20     1.20     1.20     1.21    1.20/6
 Net investment income        4.86     4.13     4.31     4.64    4.66/6
Portfolio turnover rate       8.95    17.95     6.11    20.19   21.21
(%)


NEW JERSEY FUND (CONT.)
CLASS C                             YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                             20041    2003     2002     2001  2000/1
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    12.11    11.93   11.77     11.05  12.03
of year                     -----------------------------------------
 Net investment income/2        .48      .50     .51       .53    .54
 Net realized and
unrealized                      .20      .18     .16       .72   (.98)
 gains (losses)              -----------------------------------------
Total from investment           .68      .68     .67      1.25   (.44)
operations                   -----------------------------------------
Distributions from net
 investment income             (.47)    (.50)   (.51)     (.53)  (.54)
 Distributions from net
realized gains                   -        -       -         -     -3

Total distributions            (.47)    (.50)   (.51)     (.53)  (.54)
                            -----------------------------------------
Net asset value, end of       12.32    12.11   11.93     11.77  11.05
year
                            -----------------------------------------
Total return (%)/4             5.72     5.80    5.81     11.59  (3.69)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  111,847  100,410 74,104    53,381   46,403
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.22     1.18    1.20      1.21   1.20
 Net investment income         4.88     4.15    4.31      4.69   4.67
Portfolio turnover rate (%)    8.95    17.95    6.11     20.19  21.21

1. For the year ended February 29.
2. Based on average shares outstanding.
3. The Fund made a capital gain distribution of $.003.
4. Total return does not include sales charges, and is not annualized.
5. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
6. Annualized.

OREGON FUND
CLASS A                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             20041    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.69    11.52   11.42    10.81   11.83
of year                     ------------------------------------------
 Net investment income2         .54      .53     .55      .58     .58
 Net realized and
unrealized                      .24      .18     .11      .61   (1.02)
 gains (losses)             ------------------------------------------
Total from investment           .78      .71     .66     1.19    (.44)
operations                  ------------------------------------------
Distributions from net
 investment income             (.52)    (.54)   (.56)    (.58)   (.58)
                            ------------------------------------------
Net asset value, end of       11.95    11.69   11.52    11.42   10.81
year                        ------------------------------------------
Total return (%)/3             6.87     6.32    5.95    11.25   (3.76)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  554,871  559,531 513,733  457,613 432,675
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .65      .65     .67      .67     .66
 Net investment income         4.62     4.63    4.79     5.20    5.16
Portfolio turnover rate (%)    4.82     8.92   19.36    16.22   24.58

CLASS C                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    11.79    11.61   11.50    10.88   11.90
of year                     ------------------------------------------
 Net investment income/2        .48      .48     .49      .52     .52
 Net realized and
unrealized                      .25      .18     .12      .62   (1.02)
 gains (losses)             ------------------------------------------
Total from investment           .73      .66     .61     1.14    (.50)
operations                  ------------------------------------------
Distributions from net
 investment income             (.46)    (.48)   (.50)    (.52)   (.52)
                            ------------------------------------------
Net asset value, end of       12.06    11.79   11.61    11.50   10.88
year                        ------------------------------------------
Total return (%)/3             6.30     5.79    5.50    10.58   (4.36)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  80,108   75,491  56,449   38,733  34,071
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.22     1.17    1.22     1.22    1.21
 Net investment income         4.05     4.11    4.24     4.65    4.62
Portfolio turnover rate (%)    4.82     8.92   19.36    16.22   24.58

1. For the year ended February 29.
2. Based on average shares outstanding.
3. Total return does not include sales charges.


PENNSYLVANIA FUND
CLASS A                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1    2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.51    10.29   10.12     9.55   10.52
of year                    ------------------------------------------
 Net investment income/2        .47      .50     .52      .53     .53
 Net realized and               .11      .22     .17      .56    (.97)
unrealized
 gains (losses)             ------------------------------------------
Total from investment           .58      .72     .69     1.09    (.44)
operations                  ------------------------------------------
 Distributions from net
 investment income             (.47)    (.50)   (.52)    (.52)   (.53)
 Distributions from net
realized gains                     -        -       -        -      -3
                            ------------------------------------------
Total distributions            (.47)    (.50)   (.52)    (.52)   (.53)
                            ------------------------------------------
Net asset value, end of       10.62    10.51   10.29    10.12    9.55
year                        ------------------------------------------
Total return (%)/4             5.66     7.23    7.01    11.73   (4.24)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  732,998  722,865 676,684  649,603 639,004
x 1,000)
Ratios to average net
assets: (%)
 Expenses                       .66      .66     .67      .67     .66
 Net investment income         4.51     4.82    5.07     5.40    5.32
Portfolio turnover rate (%)   17.63     6.60   11.23     7.56   24.21

CLASS B                             YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                            2004/1     2003     2002    2001   2000/1,5
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,             10.54    10.31    10.13     9.55    9.47
beginning of year          -------------------------------------------
 Net investment income/2       .42      .44      .46      .48     .04
 Net realized and
unrealized gains               .10      .24      .18      .57     .08
                           -------------------------------------------
Total from investment          .52      .68      .64     1.05     .12
operations                 -------------------------------------------
Distributions from net
 investment income            (.41)    (.45)    (.46)    (.47)   (.04)
                           -------------------------------------------
Net asset value, end of      10.65    10.54    10.31    10.13    9.55
year
                           -------------------------------------------
Total return (%)/4            5.06     6.74     6.50    11.23    1.27

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                50,112   36,575   16,480   3,205    186
Ratios to average net
assets: (%)
 Expenses                     1.21     1.21     1.22     1.22    1.21/6
 Net investment income        3.96     4.27     4.50     4.85    5.06/6
Portfolio turnover rate      17.63     6.60    11.23     7.56   24.21
(%)

PENNSYLVANIA FUND (CONT.)
CLASS C                              YEAR ENDED FEBRUARY 28,
----------------------------------------------------------------------
                             2004/1   2003     2002    2001    2000/1
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    10.58    10.35   10.18     9.60   10.57
of year                     ------------------------------------------
 Net investment income/2        .42      .45     .46      .48     .48
 Net realized and
unrealized                      .10      .23     .17      .57    (.97)
 gains (losses)              ------------------------------------------
Total from investment           .52      .68     .63     1.05    (.49)
operations
                            ------------------------------------------
 Distributions from net
 investment income             (.41)    (.45)   (.46)    (.47)   (.48)
 Distributions from net
realized gains                    -        -       -        -      -3
                             ------------------------------------------
Total distributions            (.41)    (.45)   (.46)    (.47)   (.48)
                            ------------------------------------------
Net asset value, end of       10.69    10.58   10.35    10.18    9.60
year                        ------------------------------------------
Total return (%)/4             5.04     6.71    6.38    11.18   (4.76)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($  81,137   74,605  55,692   43,907  40,973
x 1,000)
Ratios to average net
assets: (%)
 Expenses                      1.23     1.19    1.22     1.22    1.21
 Net investment income         3.94     4.29    4.52     4.85    4.77
Portfolio turnover rate (%)   17.63     6.60   11.23     7.56   24.21

1. For the year ended February 29.
2. Based on average shares outstanding.
3. The Fund made a capital gain distribution of $.0002.
4. Total return does not include sales charges, and is not annualized.
5. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
6. Annualized.


YOUR ACCOUNT

CHOOSING A SHARE CLASS

The Federal Limited-Term Fund began offering shares on September 1, 2003. You may buy shares of the Federal Limited Fund without a sales charge. The rest of this section describes the sales charges that apply to the other Funds and does not apply to the Federal Limited-Term Fund.


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A            CLASS B          CLASS C
-----------------------------------------------------
o  Initial         o  No            o  No
   sales charge       initial          initial
   of 2.25% or        sales charge     sales charge
   less (Federal
   Intermediate-Term
   Fund) or 4.25%
   or less (all
   other Funds)

o  Deferred        o  Deferred      o  Deferred
   sales charge       sales charge     sales charge
   of 1% on           of 4% on         of 1% on
   purchases of       shares you       shares you
   $1 million or      sell within      sell within
   more sold          the first        12 months
   within  18         year,
   months.            declining to
                      1% within
                      six years
                      and
                      eliminated
                      after that

o  Lower           o  Higher         o Higher
   annual             annual           annual
   expenses than      expenses         expenses
   Class B or C       than Class A     than Class A
   due to lower       due to           due to
   distribution       higher           higher
   fees               distribution     distribution
                      fees.            fees. No
                      Automatic        conversion
                      conversion       to Class A
                      to Class A       shares, so
                      shares after     annual
                      eight years,     expenses do
                      reducing         not decrease.
                      future
                      annual
                      expenses.





SALES CHARGES - CLASS A

                                THE SALES CHARGE   WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT     MAKES UP THIS %      % OF YOUR NET
                                OF THE OFFERING       INVESTMENT*
                                     PRICE*
----------------------------------------------------------------------
ALL FUNDS (EXCEPT FEDERAL
INTERMEDIATE-TERM)
Under $100,000                         4.25               4.44
$100,000 but under $250,000            3.50               3.63
$250,000 but under $500,000            2.50               2.56
$500,000 but under $1 million          2.00               2.04

FEDERAL INTERMEDIATE-TERM FUND
Under $100,000                         2.25               2.30
$100,000 but under $250,000            1.75               1.78
$250,000 but under $500,000            1.25               1.27
$500,000 but under $1 million          1.00               1.01


*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 60), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 59). The CDSC will not apply to purchases over $250 million in the High Yield Fund.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 59). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT

The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see BELOW).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A , B & C


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 69 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE. If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).


GROUP INVESTMENT PROGRAM. Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

BUYING SHARES



MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time $100 employees, officers,
trustees and directors of Franklin Templeton entities,
and their immediate family members
-----------------------------------------------------


           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


Certain Franklin Templeton funds, like the other Funds in this Trust, offer multiple share classes not offered by the Federal Limited-Term Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Federal Limited-Term Fund are considered Class A shares.

Distribution and Service (12b-1) Fees

The Federal Limited-Term Fund has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.15% per year to those who sell and distribute the Fund's shares and provide other services to shareholders. Because these fees are paid out of the Fund's assets, on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 64). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
-------------------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------


THROUGH YOUR         Contact your            Contact your investment
INVESTMENT           investment              representative
REPRESENTATIVE       representative
-------------------------------------------------------------------------------
                     If you have another     Before requesting a
                     Franklin Templeton      telephone or online
BY PHONE/ONLINE      fund account with your  purchase into an
                     bank account            existing account,
(Up to $100,000 per  information on file,    please make sure we
shareholder per day) you may open a new      have your bank account
                     account by phone. At    information on file. If
1-800/632-2301       this time, a new        we do not have this
                     account may not be      information, you will
franklintempleton.   opened online.          need to send written
com                                          instructions with your
NOTE:  CERTAIN       To make a same day      bank's name and address
ACCOUNT TYPES ARE    investment, your phone  and a voided check or
NOT AVAILABLE FOR    order must be received  savings account deposit
ONLINE ACCOUNT       and accepted by us by   slip. If the bank and
ACCESS               1:00 p.m. Pacific time  Fund accounts do not
                     or the close of the     have at least one
                     New York Stock          common owner, your
                     Exchange, whichever is  written request must be
                     earlier.                signed by ALL fund AND
                                             bank account owners,
                                             and each individual
                                             must have his or her
                                             signature guaranteed.

                                             To make a same day investment,
                                             your phone or online order must
                                             be received and accepted by us by
                                             1:00 p.m. Pacific time or the
                                             close of the New York Stock
                                             Exchange, whichever is earlier.

-------------------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
BY MAIL                                      your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
-------------------------------------------------------------------------------


                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.
BY WIRE
                     Wire the funds and      To make a same day wire
1-800/632-2301       mail your signed        investment, the wired
(or 1-650/312-2000   application to          funds must be received
collect)             Investor Services.      and accepted by us by
                     Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day wire
                     investment, the wired
                     funds must be received
                     and accepted by us by
                     1:00 p.m. Pacific time or
                     the close of the New York
                     Stock Exchange, whichever
                     is earlier.
-------------------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
                     also may place an       may place an online
franklintempleton.   online exchange order.  exchange order.
com                  The automated
                     telephone system        (Please see page 69 for
                     cannot be used to open  information on
                     a new account.          exchanges.)

                     (Please see page 69 for
                     information on exchanges.)

-------------------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 61) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.



TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
-------------------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
-------------------------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the
                      account, or otherwise according to your written
                      instructions.
-------------------------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature guarantee,
                      are required to send the check to another
                      address or to make it payable to another person.
-------------------------------------------------------------------------------


                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to provide the banking instructions online or send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to three business
                      days.
-------------------------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.


                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
-------------------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


EXCHANGING SHARES

EXCHANGE PRIVILEGE

For all Funds, except the Federal Limited-Term Fund:

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

For the Federal Limited-Term Fund:

You can exchange shares between most Franklin Templeton funds within the same class*. If you exchange shares from Federal Limited-Term Fund to another Franklin Templeton fund, a sales charge may apply unless you acquired your Fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

EXCHANGE LIMIT GUIDELINE. This exchange privilege is not intended to facilitate short-term or other excessive trading. In order to limit short-term or other excessive trading you generally may make up to eight (8) exchanges out of your Fund account to an account in a different Franklin Templeton fund during any calendar year (a single request to exchange out of your Fund account to accounts in two different Franklin Templeton funds will count as two exchanges out of your Fund account). Regularly scheduled exchanges or transfers resulting from automatic rebalancing plans or similar arrangements will not be counted for purposes of this exchange limit guideline. Each Fund may (but is not required to) reject any exchange request that exceeds this exchange limit guideline and may temporarily suspend or permanently terminate your exchange privileges, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed this exchange limit guideline.

Even if you don't exceed this exchange limit guideline, each Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the manager's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described in the "Market Timing Trading Policy" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of a Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (Omnibus Account) with the Funds for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. Each Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o  limiting annual exchange activity per fund account,
o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and
o  assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona-fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Fund's transfer agent (due to systems limitations which we anticipate being resolved within 180 days of the effective date of this policy) or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS The Funds reserve the right to close your account if the account value falls below the Funds' minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 65).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES


Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


ALL FUNDS                    CLASS A    CLASS B    CLASS C
(EXCEPT FEDERAL
INTERMEDIATE-TERM AND
FEDERAL LIMITED-TERM FUNDS)
--------------------------------------------------------------
COMMISSION (%)               ---        3.00       1.00/3
Investment under $100,000    4.00       ---        ---
$100,000 but under $250,000  2.80       ---        ---
$250,000 but under $500,000  2.00       ---        ---
$500,000 but under $1        1.60       ---        ---
million
$1 million or more           up to      ---        ---
                             0.75/1
12B-1 FEE TO DEALER          0.10/1     0.15/2      0.65/4

FEDERAL INTERMEDIATE-TERM
FUND
--------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00/3
Investment under $100,000    2.00       ---        ---
$100,000 but under $250,000  1.50       ---        ---
$250,000 but under $500,000  1.00       ---        ---
$500,000 but under $1        0.85       ---        ---
million
$1 million or more           up to      ---        ---
                             0.75/1
12B-1 FEE TO DEALER          0.10/1     ---        0.65/4


A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock
System                1-800/524-4040    access)
                      1-800/527-2020



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-04149                             TF3 P 07/04

-------------------------------------------------------------------------------





FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


STATEMENT OF ADDITIONAL INFORMATION

JULY 1, 2004


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended February 29, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS
Goals, Strategies and Risks                     2
State and U.S. Territory Risks                  7
Officers and Trustees                          12
Management and Other Services                  17
Portfolio Transactions                         20
Distributions and Taxes                        21
Organization, Voting Rights and
 Principal Holders                             23
Buying and Selling Shares                      23
Pricing Shares                                 29
The Underwriter                                29
Performance                                    31
Miscellaneous Information                      36
Description of Ratings                         37
State Tax Treatment                            40



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or
(ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.


Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.


Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Florida Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, which allows the Fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.

11. In the case of the Florida Fund, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

Each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy.


Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. Unlike the state Funds, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.


Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to a state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION All of the Funds, except the Florida Fund, are diversified funds. The Florida Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Florida Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INSURANCE Each Fund invests primarily in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

Each Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of a Fund's shares, or (iii) a Fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

Each Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

Each Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

QUALIFIED MUNICIPAL BOND INSURERS. Each Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are five primary, triple A rated municipal bond insurers. The Fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Funds' rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------------------

STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the Prospectus.


FLORIDA. Florida's population growth has been substantial for the past few decades although its rate of growth has slowed in recent years. Population growth during the 1990s slowed to about 24% from a 30% growth rate in the 1980s and is projected to slow to about 18% in the next decade. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth has both strengthened the economy and placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the state remains vulnerable to fluctuations in the costs of providing such services.


Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-a-vis transfer payments.


Florida has experienced slower job growth in recent years but still above national medians. From 1997 to 2000, non-farm payroll employment growth averaged over 3%. The growth rate slowed to 1.7% in 2001 and just 0.2% for 2002 but in 2003 returned to more normal growth rates. A significant portion of the state's employment base is related to tourism and air travel, Florida's economy suffered significantly from the attacks on September 11, 2001. However, the unemployment rate has remained below national levels.
The rate increased in 2002 to 5.5% from a low of 3.8% in 2000. The State had a 5.6% unemployment rate in June 2003.

Florida's tax base has been relatively narrow, with no personal income tax and 60% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source has created some vulnerability to recession and slower growth in the tax base. To help provide some protection against the historically volatile nature of the sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance remains fully funded, the required fund level of 5% of the previous year's General Fund revenues.

In December 2001, the governor addressed a projected revenue shortfall resulting from the slowing economy and aftermath of the attacks with a special legislative session. The state adopted an emergency plan to reduce spending by $1 billion, delay various tax cuts and draw $300 million from the unreserved Trust Fund, leaving the Rate Stabilization Fund at its fully funded level or $958.9 million as of June 30, 2003. Also, the state did not appropriate $948 million of federal aid monies that are now in a working capital fund. Combined reserves are projected to be $2.3 billion at June 30, 2004. During fiscal year 2002, General Fund revenues grew 1%. In January 2003, forecasts for general revenues were reduced for fiscal year 2003 and fiscal year 2004. Fiscal year 2003 produced a surplus.

Over the past decade, Florida's debt burden has grown dramatically with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. Consequently, the state has built a complex debt structure with several special debt programs. Debt medians for the state exceed national levels with approximately $16 billion in net tax-supported debt. Approximately $600 million in new bonding was approved for fiscal year 2004 to fund the Amendment 9 class-size reduction initiative approved by the electorate in 2002.

MASSACHUSETTS

Since 2001, Massachusetts has been struggling with the economic recession that was felt nationwide. The state's unemployment rate continually climbed from a low 2.6% in 2000 to 5.5% in 2003, and personal income growth slowed from the 2001 high of 11.5% to 1.5% in 2003. In the latter half of calendar year '03, the economy began to show signs of a turnaround. Job losses bottomed out, business confidence went up, and the rising stock market bolstered consumer confidence. The improvement is evidenced by a declining rate of unemployment (5.3% in February 2004) and 12% increase in state exports (namely pharmaceuticals, plastics, chemicals, and IT) compared with the prior year period. Massachusetts' economy is diverse and fundamentally sound, and the continued recovery is expected to be driven by technology, health care, and the business and financial services sector. The state also maintains one of the nation's highest wealth levels, with 2002 per capita income at 127% of national levels.

Despite adverse economic conditions, the state has done well in managing its finances. The state finished off the FY2003 year with a General Fund surplus before transfers of $1.562 billion, which marks a 129% improvement over FY2002's surplus before transfers of $681 million. The improvement was driven by effective cost controlling measures, including reductions in department allocations and local aid. In addition, revenue enhancements, such as closing tax loop holes and revising fee structures, added nearly $300 million to the state's revenues for the year. The state also relied on $550 million from the Budget Stabilization Fund in order to balance operations in FY2003. For FY2004, the state has budgeted conservatively, and the governor's $22.29 billion budget is less than 0.05% greater than total spending in FY2003. Income tax revenues (36% of budget) were actually budgeted to decline and sales tax revenues (17% of budget) were budgeted to be flat. Through the first 7 months of the year however, revenues are coming in 4.9% higher than the first 6 months of FY2003. The increase is reflective of higher corporate and business tax collections and higher than estimated personal income tax payments. The state also has access to reserve funds, including the Budget Stabilization Fund, which are expected to have a FY2004 balance of nearly $805 million. The reserve monies provide the state with a bit of financial flexibility, but the state should not rely on these one-time revenues going forward.

Massachusetts maintains one of the highest debt levels of any of the states. As of June 30, 2003, the state had nearly $13.9 billion in general obligation debt outstanding. Much of the burden is attributable to the Central Artery/Tunnel Project ($14.625 billion in total costs) and the project is expected to be fully complete by May 2005.

MICHIGAN. While Michigan's economy has expanded into tourism and agriculture, the manufacturing sector is still the largest income producing industry. Michigan has remained dependent on its durable goods manufacturing sector, especially on its cyclical auto industry. The state's reliance on manufacturing makes Michigan's economy more volatile than the economies of more diverse states and more susceptible to the adverse effects of another recession. High unemployment remains a key issue for the state and the rate stabilization fund, which was set up to assist the state in balancing its budget, has been depleted.

Michigan's economy grew at a healthy pace from 1992-2000. However, unfavorable economic conditions over the past three years caused the state's total employment to decline 1.4 percent, 1.1 percent, and 1.1 percent in 2001, 2002 and 2003 respectively.

Michigan's unemployment levels increased to an estimated 7.1% in 2003, or 150 basis points higher then the national average of 5.7%. While the state's prolonged economic growth through 2000 and tight budget controls allowed the state to replenish its reserves; three consecutive years of general fund and school aide fund deficits have once again depleted the state's budget stabilization reserve fund to zero, from $145 million in fiscal year 2002. The continued downturn in the economy has required transfers from the fund to assist the state in balancing its budget.

While the state also has been able to maintain its traditionally low debt levels, contingency debt continues to rise through the Michigan Qualified
School Bond Loan Fund Program.   Under this program, schools can issue debt,
which carries the full faith and obligation of the State of Michigan. As of September 30, 2003, the principal amount of qualified school bonds outstanding was $12.5 billion. Total debt service requirements on these bonds including interest will approximate $1.1 billion in 2004. The state's contingent debt exposure will need to be carefully managed in the coming years to help maintain the state's financial stability.

Pursuant to a Michigan Supreme Court ruling, Michigan is required to repay school districts for unfunded state-mandated programs. The costs associated with this decision are $375 million, which the state plans to finance over 10 to 15 years.

MINNESOTA. Minnesota continued to experience an economic slowdown and reduced tax revenues in 2003, but the state still maintains a satisfactory financial position and a well-diversified economic base. The state's employment mix generally represents that of the U.S. in aggregate, except for a slight concentration in the industrial machinery, paper, and food industries. The state's low unemployment rate (4.7% in December 2003), coupled with low population growth levels, has resulted in labor shortages and higher-than-average wage levels over the past decade.

Between 1990 and 2000, Minnesota experienced steady job growth, especially in the services sector (29% of total employment). Much of this growth occurred in the Minneapolis-St. Paul metropolitan area, which anchors the state's economy. More recently, Minnesota has experienced a slowing economy and job losses. In fact, January 2004 employment figures indicate 37,000 fewer jobs than the pre-recession peak in February 2001. Although some slight increases have been seen recently in the Minnesota job market, future employment levels in Minnesota are not expected to grow as much as the national average due to the continued weakness in the manufacturing, transportation and government sectors.

Conservative financial policies, a manageable debt burden, and drawdowns from budgetary reserve funds have allowed the state to maintain its strong credit rating. However, the state continues to experience revenue shortfalls and a weakening of its financial position, mainly due to a slow rebounding economy, property tax reforms, higher education costs, and reduced income tax receipts. Minnesota reported an unreserved general fund balance deficit of $1.007 billion at June 30, 2003, a decrease of $1.546 billion from the previous year. Minnesota has implemented fund transfers, accounting shifts, one-time revenue fixes, and spending cuts to reduce the projected budget deficit for the fiscal year 2004/2005 biennium. The state may need to execute even steeper expenditure reductions to balance future budgets, restore reserve levels, and adjust for the changing economic and financial environment.

OHIO. Ohio has continued to benefit from the diversification of the state's economy. Although manufacturing has remained a large part of the economy, the state's overall employment mix has continued to move toward a more balanced service and trade orientated economy. Nonetheless, the state's reliance on manufacturing creates vulnerability to recession and potential financial volatility.

Ohio has seen a considerable economic slowdown over the past three years. The unemployment rate has been fairly high during the current economic downturn. While the unemployment rate was at the 3.7% level in February 2001, it increased to 5.6% in February 2002 and 6.0% in February 2003. The February 2004 unemployment rate was 5.9%, compared to the U.S. average of 5.6% for that month. The state's population grew 4.7% over the past decade as of the 2000 U.S. Census.

Ohio's direct debt levels have been moderate. As a result, debt service payments on its general obligation debt and lease obligations have been manageable. After the state enjoyed large operating surpluses for seven fiscal years, the state ended fiscal year 2001 with an operating deficit. The budget shortfall for the 2002-2003 biennium was over $2.6 billion. Shortfalls were also projected for fiscal years 2004 and 2005; however, the state adopted a balanced budget for the 2004-2005 biennium by increasing the sales tax for a two-year period. The governor also ordered expenditure reductions including Medicaid cost containment. Debt service costs and lease rental payments on the state's obligations were not part of the expenditure reductions.


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


PUERTO RICO. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland and have experienced a decline over the past two years. In fiscal year 2002, the U.S. mainland accounted for 89% of Puerto Rico's exports and 50% of imports. Moderate tax increases were implemented for fiscal year 2003 in an attempt to correct structural budget imbalances. The services sector, which includes tourism-related services, provided 38% of Puerto Rico's gross domestic product and accounted for 48% of non-farm employment in fiscal year 2002.

Preliminary general fund total revenues for fiscal year 2003 were $7.6 billion, which is up minimally from fiscal year 2002. Preliminary total cash expenditures for fiscal year 2003 were $7.6 billion and the preliminary ending cash balance for the general fund was $179 million.

In fiscal year 2002, general fund revenues increased 7.1% to $7.5 billion and general fund expenditures were $8.5 billion, or $1.6 billion over budget. Total cash expenditures were $7 billion, which was down slightly from fiscal year 2001's $7.1 billion. The ending general fund balance was $173 million, which was a 45% decrease from the previous year. At the end of fiscal year 2002, there was a $193 million unreserved general fund deficit. Fiscal year 2002 ended with a $350 million general fund cash balance, up from $125 million at the end of fiscal year 2001. However, the increase in fiscal year 2002 was due primarily to timing differences of authorized payments.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.4% for fiscal year 2001. However, in fiscal year 2002, the unemployment rate increased to 12.0% and for fiscal year 2003 ended at 12.1%. The increase in the unemployment rate in the last two years is partly due to an increased labor force.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of over $8 billion, which the government is partially addressing by using some of the proceeds of the privatization of its telephone system to pay down the liability. Additionally, the government changed its pension system from a defined benefit to a defined contribution plan.

S&P rates Puerto Rico's general obligation debt at A-, with a negative outlook. Moody's rates the island's general obligation debt at Baa1 with a stable outlook. The S&P rating has been at A- since 2002 and the Moody's rating has been at Baa1 since 1976.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. Now in its 8th year, the 10-year phase out has shown that certain manufacturing reductions and closures have been partially offset by expansions, which are being enabled by the use of alternate organizational and tax structures. In fiscal year 2002, manufacturing provided 42% of Puerto Rico's gross domestic product and 13% of non-farm payroll employment.


Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and it's financial and credit position.


GUAM. An estimated 159,547 people call Guam home. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Typhoon Paka (December 1997) and Supertyphoon Pongsona (December 2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999 and 2000 after a huge decline in 1998 after Typhoon Paka. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002. Guam has seen an increase in tourism in March 2004 as compared to a year earlier. Guam has experienced several years of negative employment growth (the payroll employment has dropped from 68,440 in 1996 to 54,790 is 2003). Unemployment has declined slightly to 11.4% in 2002 from 15.3% in 2000. Estimated gross domestic product is $2.5 billion.

Guam's financial position has deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. However, due to the Japanese economic crisis and Typhoon Paka, the financial plan has not been followed. As a result, Guam had negative operations in fiscal 1999. Guam was able to post a small surplus in 2000, but Guam's accumulated deficit fund balance was $100 million, which is 30% of expenditures. Guam had deficits of $30 million and $21 million for
FY2001 and FY2002 respectively.   Guam experienced a change in administration
in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which lead to a reduction in the government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax.


While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability. It originally hoped to issue debt to fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.


As of April 2004, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the US. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s, however recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the
competitive advantages of commonwealth manufacturing.   The commonwealth's
gross business revenues were $1.4 billion in 1993 then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $2.0 billion for 2002.

Tourism is estimated to comprise 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 442,663 in 2003. The recent declines have been due to economic weakness in Asia, the effects of September 11th , SARS (although there have been no outbreaks in Mariana Islands) and the war in Iraq.

The commonwealth's financials have been strained for several years. Unaudited statements for FY2002 identify a $12 million deficit, which increased the accumulated deficit to $74 million. Unaudited FY2003 financials predict improved operations resulting in essentially balanced operations, which maintains the $74 million accumulated deficit. The commonwealth also has a large unfunded pension liability as well.

The population of all the islands combined as of 2003 was estimated at 74,151, a 7% increase from the 2000 census.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product. Although the island's tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of island's visitors arrive via cruise ships. In 2003, cruise ship passenger arrivals posted a 2.0% increase from the previous year. Meanwhile, hotel occupancy rates remain stable at approximately 57%.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (close to 90% of all revenues), together with the effects of three major hurricanes in the past fifteen years, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual general fund deficits. The cash-flow crisis in the Government apparently intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. The Government's unaudited financial results for fiscal year 2002 noted a $72.3 million General Fund deficit on a budgetary basis (non-GAAP). In fiscal year 2003, the Government has reportedly stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government's unaudited figures indicate that General Fund revenues will exceed expenditures by approximately $10.6 million on a budgetary basis (non-GAAP).

In October 1999, the Government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------



                                      NUMBER OF
                                     PORTFOLIOS
                                    IN FUND COMPLEX    OTHER
NAME, AGE                LENGTH OF   OVERSEEN BY    DIRECTORSHIPS
AND ADDRESS   POSITION  TIME SERVED  BOARD MEMBER*     HELD
-----------------------------------------------------------------

Frank H.      Trustee       Since       112      None
Abbott, III (83)            1984
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------

Harris J.     Trustee      Since        141     Director, Bar-S
Ashton (72)                1984                 Foods (meat
One Franklin                                    packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since     142       None
Fortunato (71)             1989
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------

Edith E.      Trustee      Since     97        Director,
Holiday (52)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     114       Director, The
LaHaye (75)                1984                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Gordon S.     Trustee      Since     141       Director, White
Macklin (76)               1992                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------

                                       NUMBER OF
                                     PORTFOLIOS
                                    IN FUND COMPLEX    OTHER
NAME, AGE                LENGTH OF   OVERSEEN BY    DIRECTORSHIPS
AND ADDRESS   POSITION  TIME SERVED  BOARD MEMBER*     HELD
-----------------------------------------------------------------

**Charles B.  Trustee and  Since     141       None
Johnson (71)  Chairman of  1984
One Franklin  the Board
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   124       None
Johnson, Jr.  President    since
(63)          and Chief    1984,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1993 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -
                           Investment
                           Management
                           since
                           2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Sheila        Vice         Since     Not       None
Amoroso (44)  President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       None
Burns (59)    President    1986      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Rafael R.     Vice         Since     Not       None
Costas, Jr.   President    1999      Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Martin L.     Vice         Since     Not       None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not Applicable  None
Gambill (56)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       None
Green (56)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Diomedes      Treasurer    Since     Not       None
Loo-Tam (65)               March     Applicable
One Franklin               2004
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation
Committees, Runkel Funds, Inc. (2002-2003);
Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not        Director, FTI
Magdol (67)   President -  2002      Applicable Banque, Arch
600 Fifth     AML                               Chemicals, Inc.
Avenue        Compliance                        and Lingnan
Rockefeller                                     Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not        None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       None
Vetter (52)   Financial    May 2004  Applicable
500 East      Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director of RSM
McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
-----------------------------------------------------------------

Thomas Walsh  Vice         Since     Not       None
(42)          President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.



                                                        NUMBER OF
                                       TOTAL FEES       BOARDS IN
                      TOTAL FEES      RECEIVED FROM     FRANKLIN
                       RECEIVED         FRANKLIN        TEMPLETON
                       FROM THE         TEMPLETON       INVESTMENTS
                       TRUST/1         INVESTMENTS/2     ON WHICH
 NAME                    ($)               ($)         EACH SERVES/3
--------------------------------------------------------------------
Frank H. Abbott, III    24,467           179,599      27
Harris J. Ashton        25,202           369,700      46
S. Joseph Fortunato     23,766           369,700      47
Edith E. Holiday        31,700           297,707      33
Frank W.T. LaHaye       23,143           174,322      29
Gordon S. Macklin       23,902           369,700      46

1. For the fiscal year ended February 29, 2004.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

INDEPENDENT BOARD MEMBERS
-------------------------
                                                   AGGREGATE
                                                 DOLLAR RANGE OF
                                              EQUITY SECURITIES IN
                                               ALL FUNDS OVERSEEN
                                                  BY THE BOARD
                         DOLLAR RANGE OF          MEMBER IN THE
NAME OF                EQUITY SECURITIES      FRANKLIN TEMPLETON
BOARD MEMBER              IN EACH FUND             FUND COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III            None              Over $100,000

Harris J. Ashton            Insured Fund          Over $100,000
                           Over $100,000

S. Joseph Fortunato         Insured Fund          Over $100,000
                           Over $100,000
                          Florida Insured
                           Over $100,000

Edith E. Holiday                None              Over $100,000

Frank W.T. LaHaye               None              Over $100,000

Gordon S. Macklin               None              Over $100,000



INTERESTED BOARD MEMBERS
-------------------------

                                                    AGGREGATE
                                                 DOLLAR RANGE OF
                                              EQUITY SECURITIES IN
                                               ALL FUNDS OVERSEEN
                                                  BY THE BOARD
                         DOLLAR RANGE OF          MEMBER IN THE
NAME OF                EQUITY SECURITIES      FRANKLIN TEMPLETON
BOARD MEMBER              IN EACH FUND             FUND COMPLEX
--------------------------------------------------------------------

Charles B. Johnson            None              Over $100,000

Rupert H. Johnson, Jr.        None              Over $100,000



BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon
S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983


During the fiscal year ended February 29, 2004, the Audit Committee met seven times; the Nominating Committee met once.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Funds' management agreements. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Funds' investment performance, expenses, portfolio composition, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Funds' investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Funds' investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreements was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Insured Fund was considered in reference to a peer group of insured municipal debt funds as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Fund's primary objective of furnishing tax free income. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with its peer group, in comparison to those particular indices relevant to municipal debt funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Insured Fund in relation to those within the relevant peer group of insured municipal debt funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Florida Fund was considered in reference to a performance universe of Florida insured municipal debt funds, as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Fund's primary objective of furnishing tax free income. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with its performance universe, in comparison to those particular indices relevant to municipal debt funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Florida Fund in relation to those within the relevant peer group of Florida and California insured municipal debt funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer groups in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Massachusetts, Michigan, Minnesota and Ohio Insured Funds, was considered in reference to a performance universe of single state municipal debt funds, as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Funds' primary objective of furnishing tax free income. In evaluating performance, attention was given to both the short term and long term performance of the Funds in comparison with their performance universe, in comparison to those particular indices relevant to municipal debt funds, and to the Funds' compliance with their specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Massachusetts, Michigan, Minnesota and Ohio Insured Funds, in relation to those within the relevant peer group of insured municipal debt funds and single state municipal debt funds, as selected by the independent third party analyst. Emphasis is placed on the Funds' overall comparative expense ratio within such peer groups in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million;
  and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

o 9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002, the Funds paid the following management fees:

                                   MANAGEMENT FEES PAID ($)
                                -------------------------------
                                 2004        2003         2002
--------------------------------------------------------------------
Florida Fund                     890,289     827,435      739,161
Insured Fund                   8,871,303   8,148,784    7,511,494
Massachusetts Fund             2,388,658   2,246,737    1,987,065
Michigan Fund                  6,629,662   6,348,947    5,792,905
Minnesota Fund                 2,872,413   2,710,947    2,548,817
Ohio Fund                      4,708,280   4,260,816    3,779,150


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The  administrative   services  FT  Services  provides  include  preparing  and
maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002, the manager paid FT Services the following administration fees:

                               ADMINISTRATION FEES PAID ($)
                             -------------------------------
                               2004       2003        2002
-----------------------------------------------------------------
Florida Fund                     229,804    208,551      15,739
Insured Fund                   2,009,677  1,884,658   1,775,384
Massachusetts Fund               671,153    625,494     543,516
Michigan Fund                  1,638,341  1,586,722   1,483,385
Minnesota Fund                   816,446    764,615     714,750
Ohio Fund                      1,263,352  1,159,648   1,051,954

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Each Fund may also pay servicing fees to certain financial institutions that
(i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or
(ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation
(NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each
Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advise to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002, the Funds did not pay any brokerage commissions.

As of February 29, 2004, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------



MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.


TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, it is not anticipated that any Fund dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your taxable income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES

Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o  You reinvest the sales proceeds in the Fund or in another Franklin
   Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind
(PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.


TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Insured, Michigan and Ohio Funds currently offer three classes of shares, Class A, Class B and Class C. The Massachusetts and Minnesota Funds currently offer two classes of shares, Class A and Class C. The full title of each class is:

o   Franklin Insured Tax-Free Income Fund -  Class A
o   Franklin Insured Tax-Free Income Fund -  Class B
o   Franklin Insured Tax-Free Income Fund - Class C
o   Franklin Massachusetts Insured Tax-Free Income Fund - Class A
o   Franklin Massachusetts Insured Tax-Free Income Fund - Class C
o   Franklin Michigan Insured Tax-Free Income Fund - Class A
o   Franklin Michigan Insured Tax-Free Income Fund - Class B
o   Franklin Michigan Insured Tax-Free Income Fund - Class C
o   Franklin Minnesota Insured Tax-Free Income Fund - Class A
o   Franklin Minnesota Insured Tax-Free Income Fund - Class C
o   Franklin Ohio Insured Tax-Free Income Fund - Class A
o   Franklin Ohio Insured Tax-Free Income Fund - Class B
o   Franklin Ohio Insured Tax-Free Income Fund - Class C

The Florida Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Florida Fund are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of June 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------


Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B and Class C.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the original cost or the current offering price, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members, consistent with our then-current policies


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments


o Certain unit investment trusts and their holders reinvesting distributions from the trusts


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED FROM
AFTER BUYING THEM               YOUR PROCEEDS AS A CDSC
------------------------------------------------------
1 Year                                   4
2 Years                                  4
3 Years                                  3
4 Years                                  3
5 Years                                  2
6 Years                                  1
7 Years                                  0

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.



PRICING SHARES
-------------------------------------------------------------------------------


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002:


                                                        AMOUNT
                                                     RECEIVED IN
                                                      CONNECTION
                                                         WITH
                              TOTAL       AMOUNT     REDEMPTIONS
                           COMMISSIONS RETAINED BY       AND
                            RECEIVED   DISTRIBUTORS  REPURCHASES
                               ($)         ($)           ($)
-------------------------------------------------------------------


2004
Florida Fund                 541,171      79,213         2,418
Insured Fund                4,236,450    544,695       292,451
Massachusetts Fund          1,168,057    145,238        18,442
Michigan Fund               2,987,721    359,426       122,211
Minnesota Fund              1,108,782    128,542        30,788
Ohio Fund                   2,657,259    327,232       135,797


2003
Florida Fund                 800,607      69,198           359
Insured Fund                4,290,000    315,049       179,383
Massachusetts Fund          1,555,639    112,285        11,439
Michigan Fund               3,620,368    263,899       126,384
Minnesota Fund              1,221,405     87,553        12,010
Ohio Fund                   2,998,369    208,599        49,274

2002
Florida Fund                  505,641     36,747             0
Insured Fund                3,280,502    208,997        57,337
Massachusetts Fund          1,286,638     87,359         8,018
Michigan Fund               3,092,939    193,004        64,135
Minnesota Fund              1,065,552     63,222         8,414
Ohio Fund                   2,248,383    144,656        35,839



Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A PLAN. Florida Fund may pay up to 0.15% per year and each of the remaining Funds may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan of each Fund, except the Arizona and Florida Funds, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.


The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Except for the Florida Fund's expenses, any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 29, 2004, the amounts paid by the Funds pursuant to the Class A plan were:


                             FLORIDA     INSURED  MASSACHUSETTS
                               ($)         ($)        ($)
-----------------------------------------------------------
Advertising                   3,901      87,965      23,815
Printing and mailing
prospectuses other than
to current shareholders         168       4,874       1,298
Payments to underwriters      2,011      34,585       8,242
Payments to                 141,585   1,357,234     363,876
broker-dealers
Other                         5,465     125,944      31,377
                         ----------------------------------
Total                       153,130   1,610,602     428,608
                         ==================================


                          MICHIGAN    MINNESOTA       OHIO
                            ($)          ($)          ($)
-------------------------------------------------------------
Advertising                  80,858     30,038       42,798
Printing and mailing
prospectuses other than
to current shareholders       4,426      1,745        2,280
Payments to underwriters     24,231     10,108       17,006
Payments to               1,036,051    437,458      708,040
broker-dealers
Other                       100,987     42,577       61,008
                         --------------------------------------
Total                     1,246,553    521,926      831,132
                         =======================================


THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 29, 2004, were:

                             INSURED     MICHIGAN      OHIO
                               ($)         ($)          ($)
-------------------------------------------------------------
Advertising                   8,869        6,743       5,205
Printing and mailing
prospectuses other than
to current shareholders         279          223         140
Payments to underwriters      7,316        3,515       3,944
Payments to                 598,261      337,955     323,295
broker-dealers
Other                        13,906        7,976       7,481
                         ------------------------------------
Total                       628,631      356,412     340,065
                         ====================================

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 29, 2004, were:


                          INSURED    MASSACHUSETTS
                            ($)           ($)
-------------------------------------------------
Advertising                  15,983        4,733
Printing and mailing
prospectuses other than
to current shareholders         528          131
Payments to underwriters     11,247        2,989
Payments to                 877,652      280,760
broker-dealers
Other                        22,904        6,582
                         ------------------------
Total                       928,314      295,195
                         ========================


                           MICHIGAN    MINNESOTA     OHIO
                             ($)          ($)         ($)
-------------------------------------------------------------
 Advertising                   12,787        8,356    13,997
Printing and mailing
prospectuses other than
to current shareholders
                                  374          228       356
Payments to underwriters        7,864            -     7,346
Payments to                   703,973      355,925   610,598
broker-dealers
Other                          18,030        8,228    15,146
                         ------------------------------------
Total                         743,028      372,737   647,443
                         ====================================


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended February 29, 2004, were:


                                                             SINCE
                   INCEPTION  1 YEAR   5 YEARS   10 YEARS  INCEPTION
                     DATE       (%)      (%)       (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93     1.75     4.62      5.50        -
Insured Fund        4/03/85     2.11     4.77      5.31        -
Massachusetts Fund  4/03/85     1.64     4.72      5.27        -
Michigan Fund       4/03/85     1.58     4.74      5.39        -
Minnesota Fund      4/03/85     1.33     4.47      4.98        -
Ohio Fund           4/03/85     1.65     4.60      5.24        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00     2.04       -        -        7.32
Michigan Fund       2/01/00     1.46       -        -        7.02
Ohio Fund           2/01/00     1.57       -        -        6.93

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     4.99     5.10       -        5.65
Massachusetts Fund  5/01/95     4.62     5.07       -        5.61
Michigan Fund       5/01/95     4.50     5.09       -        5.76
Minnesota Fund      5/01/95     4.25     4.83       -        5.25
Ohio Fund           5/01/95     4.53     4.92       -        5.61




The following SEC formula was used to calculate these figures:

                       n
                 P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended February 29, 2004, were:



                                                             SINCE
                   INCEPTION  1 YEAR   5 YEARS   10 YEARS  INCEPTION
                      DATE      (%)       (%)      (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93     1.75     4.62      5.50        -
Insured Fund        4/03/85     2.11     4.76      5.27        -
Massachusetts Fund  4/03/85     1.64     4.72      5.23        -
Michigan Fund       4/03/85     1.48     4.70      5.33        -
Minnesota Fund      4/03/85     1.33     4.46      4.95        -
Ohio Fund           4/03/85     1.65     4.59      5.22        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00     2.04       -        -        7.32
Michigan Fund       2/01/00     1.35       -        -        6.97
Ohio Fund           2/01/00     1.56       -        -        6.93

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     5.00     5.09       -        5.60
Massachusetts Fund  5/01/95     4.62     5.07       -        5.56
Michigan Fund       5/01/95     4.39     5.04       -        5.69
Minnesota Fund      5/01/95     4.25     4.82       -        5.22
Ohio Fund           5/01/95     4.52     4.91       -        5.59


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

P  =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV  =  ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended February 29, 2004, were:



                                                             SINCE
                   INCEPTION  1 YEAR   5 YEARS   10 YEARS  INCEPTION
                      DATE      (%)       (%)      (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93     2.57     4.59      5.41        -
Insured Fund        4/03/85     2.90     4.76      5.26        -
Massachusetts Fund  4/03/85     2.55     4.71      5.21        -
Michigan Fund       4/03/85     2.62     4.72      5.32        -
Minnesota Fund      4/03/85     2.36     4.49      4.96        -
Ohio Fund           4/03/85     2.55     4.60      5.20        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00     2.72       -        -        6.94
Michigan Fund       2/01/00     2.40       -        -        6.65
Ohio Fund           2/01/00     2.36       -        -        6.59

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     4.62     4.98       -        5.50
Massachusetts Fund  5/01/95     4.34     4.95       -        5.45
Michigan Fund       5/01/95     4.36     4.95       -        5.58
Minnesota Fund      5/01/95     4.10     4.73       -        5.14
Ohio Fund           5/01/95     4.27     4.81       -        5.47


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              DR

where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return (after taxes on distributions and redemptions)
n   =   number of years
ATV     =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 29, 2004, were:


                                                             SINCE
                   INCEPTION  1 YEAR   5 YEARS   10 YEARS   INCEPTION
                      DATE      (%)       (%)       (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93     1.75     25.34    70.83        -
Insured Fund        4/03/85     2.11     26.22    67.75        -
Massachusetts Fund  4/03/85     1.64     25.93    67.17        -
Michigan Fund       4/03/85     1.58     26.07    69.02        -
Minnesota Fund      4/03/85     1.33     24.46    62.52        -
Ohio Fund           4/03/85     1.65     25.19    66.69        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00     2.04       -        -        33.37
Michigan Fund       2/01/00     1.46       -        -        31.89
Ohio Fund           2/01/00     1.57       -        -        31.43

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     4.99     28.24      -        62.45
Massachusetts Fund  5/01/95     4.62     28.07      -        61.89
Michigan Fund       5/01/95     4.50     28.16      -        63.94
Minnesota Fund      5/01/95     4.25     26.59      -        57.17
Ohio Fund           5/01/95     4.53     27.14      -        61.97

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 29, 2004, were:

                    CLASS A (%)   CLASS B (%)    CLASS C (%)
---------------------------------------------------------------
Florida Fund           3.12            -              -
Insured Fund           3.25          2.84           2.84
Massachusetts Fund     3.18            -            2.78
Michigan Fund          2.99          2.58           2.58
Minnesota Fund         3.39            -            3.00
Ohio Fund              3.09          2.72           2.71


The following SEC formula was used to calculate these figures:

                                            6
                        Yield = 2 [(A-B + 1)  - 1]
                                   ----
                                    cd


where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 29, 2004, were:

                   CLASS A (%)   CLASS B (%)   CLASS C (%)
-----------------------------------------------------------
Florida Fund           4.80          -             -
Insured Fund           5.00         4.37         4.37
Massachusetts Fund     5.15          -           4.50
Michigan Fund          4.79         4.13         4.13
Minnesota Fund         5.66          -           5.01
Ohio Fund              5.14         4.52         4.51

As of February 29, 2004, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were:

                     COMBINED RATE (%)
----------------------------------------
Florida Fund               35.00
Insured Fund               35.00
Massachusetts Fund         38.45
Michigan Fund              37.54
Minnesota Fund             40.10
Ohio Fund                  39.88


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 29, 2004, were:

                    CLASS A (%)  CLASS B (%) CLASS C (%)
--------------------------------------------------------
Florida Fund           3.98         -           -
Insured Fund           4.17       3.80         3.79
Massachusetts Fund     4.08         -          3.68
Michigan Fund          4.11       3.72         3.71
Minnesota Fund         4.03         -          3.69
Ohio Fund              4.03       3.64         3.65

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 29, 2004, were:

                       CLASS A (%)   CLASS B (%)  CLASS C (%)
-------------------------------------------------------------
Florida Fund              6.12          -             -
Insured Fund              6.42         5.84         5.83
Massachusetts Fund        6.61          -           5.96
Michigan Fund             6.58         5.96         5.93
Minnesota Fund            6.73          -           6.15
Ohio Fund                 6.70         6.05         6.07


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.
Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $345 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 104 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal security assets for over 650,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2004, taxes could cost $42.15 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 11.0% as of January 1, 2004 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their 2004-2005 annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------


The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the last business day of the previous calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.


MASSACHUSETTS Chapter 62, Section 2, of the Massachusetts General Laws provides that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the United States government that are exempt from state income taxation (including pursuant to at least one private ruling issued by the Massachusetts Commissioner of Reseverve, qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In addition, dividends received from the fund which are either exempt-interest dividends or capital gain dividends, to the extent that the interest or gains are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the Commonwealth, also are exempt from state personal income tax. Such dividends may be excluded only if identified or exempt dividends in a written notice to shareholders by the Massachusetts Fund no later than 60 days after the close of its tax year. Dividends paid from interest earned on indirect United States government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Effective for tax years beginning in 2002, for transactions on or after May 1, 2002, Massachusetts modified its rate structure, replacing its graduated rates for capital gains with a single tax rate (5.3% in 2002). However, the Massachusetts Supreme Judicial Court held on April 6, 2004 that the mid-year rate change violated the constitutional requirement that tax rates be uniform upon the same classes of income. Therefore, the rate change likely will be effective as of January 1, 2002 or January 1, 2003. This new single rate will apply to distributions that are treated as capital gain distributions for federal income tax purposes and that are attributable to obligations other than the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality thereof.


In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund generally will be included in a corporate shareholder's gross income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.

MICHIGAN Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. Pursuant to Michigan Revenue Administrative Bulletin 1989-10, this includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands).

Michigan Revenue Administrative Bulletin 1986-3 states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions, is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions also may be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations from other states and their political subdivisions less related expenses are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund generally will be included in each shareholder's Michigan taxable income and taxed at ordinary income tax rates.


MINNESOTA Section 290.01 of the Code of Minnesota provides that individual shareholders generally will not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, to the extent that such exempt-interest dividends are derived from interest income on obligations of the state of Minnesota or its political subdivisions, municipalities, governmental agencies or instrumentalities, and provided that at least 95% of the exempt-interest dividends that are distributed to shareholders are derived from such obligations. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Reg.ss. 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its agencies, authorities, commissions or instrumentalities (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), also will be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to seek to earn at least 95% of its income from interest on Minnesota obligations and less than 5% from direct U.S. government, Puerto Rico or other obligations to try to ensure that the fund continues to qualify to pay exempt-interest dividends on income from obligations of Minnesota and its political subdivisions, municipalities, governmental agencies and its instrumentalities. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.


Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income and are taxed at ordinary income tax rates.

OHIO Sections 5747.01A, 5748.01 and 5709.76 of the Ohio Revised Code provide generally that distributions made by a regulated investment company such as the Ohio Fund to shareholders that are properly attributable to interest on obligations issued by or on behalf of the state of Ohio and its political subdivisions and authorities ("Ohio Obligations") will be exempt from the Ohio personal income tax and Ohio school district income taxes provided that at all times at least 50 percent of the value of the total assets of the regulated investment company consists of Ohio Obligations, or similar obligations of other states or their political subdivisions. In addition, distributions by the Ohio Fund that are properly attributable to Ohio Obligations will be excluded from the net income base of the Ohio corporation franchise tax base. However, shares of the Ohio Fund will be included in a shareholder's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions properly attributable to interest on obligations of the United States and its territories and possessions or of any authority, commission, or instrumentality of the United States, the interest on which is exempt from state income taxes under the laws of the United States, will also be exempt from the Ohio personal income tax and Ohio school district income taxes, and are excluded from the net income base of the Ohio corporation franchise tax, provided, in the case of obligations of United States territories and possessions, that such interest is excluded from gross income for federal income tax purposes. Distributions paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

The current position of the Ohio Department of Taxation is that shareholders who are subject to the Ohio personal income tax, Ohio school district income taxes or the Ohio corporation franchise tax computed on the net income basis will not be subject to such taxes on distributions of "capital gain dividends" to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Ohio Fund of Ohio Obligations.

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FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND



STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2004

 [Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended February 29, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).




CONTENTS

Goals, Strategies and Risks................................     2
State and U.S. Territory Risks.............................     6
Officers and Trustees......................................     12
Management and Other Services..............................     17
Portfolio Transactions.....................................     20
Distributions and Taxes....................................     20
Organization, Voting Rights and Principal Holders..........     22
Buying and Selling Shares..................................     23
Pricing Shares.............................................     28
The Underwriter............................................     29
Performance................................................     31
Miscellaneous Information..................................     37
Description of Ratings.....................................     37
State Tax Treatment........................................     40

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
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o     ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;
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o     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;
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o     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
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GOALS, STRATEGIES AND RISKS
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Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.


Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES


Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.


Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money funds in Franklin Templeton Investments provided
i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES


Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.


Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

In addition to standard purchases and sales of various municipal securities, each Fund's portfolio may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with each Fund's goals and objectives.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION All of the Funds, except the Maryland Fund, are diversified funds. The Maryland Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Maryland Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or
(iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.


STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------

STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the Prospectus.


ALABAMA. Alabama's unemployment rate dropped to 5.5% in February 2003 from February 2002's level of 5.8%. Despite the drop in unemployment and slight increase in overall number of persons employed, Alabama faces a tough challenge in balancing the 2004 state budget. 2003's expected ending fund balance of $30 million for the State cannot cover 2004's predicted shortfall of $225 million. Both across the board cuts as well as tax increases are under consideration by the Governor and State Legislature to close 2004's budget gap. Large budget cuts, in excess of 15%, have been proposed and may be necessary to cover the shortfall in revenues. Under the State's constitution, expenditure reductions are required to prevent deficit spending should the state experience revenue shortfalls. The rating agencies Moody's and S&P both consider the automatic spending cuts imposed by the state constitution as key to their stable financial outlooks for the State.

Although income levels continue to lag the national average, Alabama's unemployment level remains below the nation's. Defense spending accounts for nearly 5% of the state gross product, making Alabama one of the largest benefactors of increased defense spending by the Federal Government. Low property taxes, low business costs, and a growing automobile manufacturing sector remain strengths of the state economy. Still, the state economy is not expected to differ significantly from the national economy in the near term.

FLORIDA. Florida's population growth has been substantial for the past few decades although its rate of growth has slowed in recent years. Population growth during the 1990s slowed to about 24% from a 30% growth rate in the 1980s and is projected to slow to about 18% in the next decade. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth has both strengthened the economy and placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the state remains vulnerable to fluctuations in the costs of providing such services.


Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-a-vis transfer payments.


Florida has experienced slower job growth in recent years but still above national medians. From 1997 to 2000, non-farm payroll employment growth averaged over 3%. The growth rate slowed to 1.7% in 2001 and just 0.2% for 2002 but in 2003 returned to more normal growth rates. A significant portion of the state's employment base is related to tourism and air travel, Florida's economy suffered significantly from the attacks on September 11, 2001. However, the unemployment rate has remained below national levels. The rate increased in 2002 to 5.5% from a low of 3.8% in 2000. It has been declining since then with a 5.6% unemployment rate in June 2003.

Florida's tax base has been relatively narrow, with no personal income tax and 60% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source has created some vulnerability to recession and slower growth in the tax base. To help provide some protection against the historically volatile nature of the sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance remains fully funded, the required fund level of 5% of the previous year's General Fund revenues.

In December 2001, the governor addressed a projected revenue shortfall resulting from the slowing economy and aftermath of the attacks with a special legislative session. The state adopted an emergency plan to reduce spending by $1 billion, delay various tax cuts and draw $300 million from the unreserved Trust Fund, leaving the Rate Stabilization Fund at its fully funded level or $958.9 million as of June 30, 2003. Also, the state did not appropriate $948 million of federal aid monies that are now in a working capital fund. Combined reserves are projected to be $2.3 billion at June 30, 2004. During fiscal year 2002, General Fund revenues grew 1%. In January 2003, forecasts for general revenues were reduced for fiscal year 2003 and fiscal year 2004. Fiscal year 2003 produced a surplus.

Over the past decade, Florida's debt burden has grown dramatically with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. Consequently, the state has built a complex debt structure with several special debt programs. Debt medians for the state exceed national levels with approximately $16 billion in net tax-supported debt. Approximately $600 million in new bonding was approved for fiscal year 2004 to fund the Amendment 9 class-size reduction initiative approved by the electorate in 2002.

GEORGIA. In the 1990s, Georgia had been among the fastest growing states in terms of population, which had helped fuel employment growth and provided low-cost labor for economic growth. However, the 2001-03 recession seems to have negatively affected Georgia's employment more than other states due to the state's above average concentrations in the construction, tourism, manufacturing and communications industries, all of which have been heavily affected in this recession. Despite suffering higher than average lost employment, the state's unemployment rate was below national average at 5.2% in 2002. Although the local economy has weakened over the past two years, migration into the state only weakened modestly. In the long-term, Georgia is expected to continue to attract migrants given the state's low cost of doing business, extensive transportation infrastructure, below average unemployment rates, access to export markets, availability of land and water, and its central location. Atlanta, which has been at the heart of the state's economic growth, has been a trade, service and transportation center for much of the southeast region.

Financially, with a slowing economy, tax and fee revenue collections for FY2002 fell 4.7%, the first decline in state revenues since 1953. Despite the revenue shortfall, the state was able to make mid-year adjustments and end FY2002 with another year of surplus. This marks eight straight fiscal years of surpluses from 1995 to 2002. Georgia maintains a sound financial position with a fully funded revenue shortfall reserve at $700 million or approximately 5% of FY2002 revenues. However, given the economic slowdown and revenues shortfall in FY2003, the state may have to draw $138 million from its revenue shortfall reserve to balance its FY2003 budget.

Georgia's debt levels are above average. According to Moody's State Debt Medians report, Georgia's debt per capita of $804 ranked 18th versus the U.S. median of $573 and debt to personal income of 2.9% ranked 18th versus the U.S. median of 2.3%. Despite above average debt burden, debt levels remain manageable given Georgia's conservative fiscal management.

KENTUCKY. Like many states, Kentucky's fiscal 2002 was marked by revenue shortfalls and corresponding budget cuts. The State's decelerating economy resulted in a downturn in revenue collections; primarily income tax receipts and sales tax revenue. The General Fund balance decreased by $311.4 million or 78.66% from FY2001. At fiscal year-end 2002, Kentucky's General Fund balance was $87.5 million while the unreserved balance was negative $36 million. Despite a $502 million or 9.2% increase in Kentucky's long term debt obligations, debt levels remain moderate.

Even though Kentucky's economic base had diversified throughout the 1990s the state's reliance on the Manufacturing sector (17% of total employment) impacted employment and income. The high-paying Manufacturing sector contracted 5% in 2002 and the state once again trailed the national average in per capita income. However, a bright spot in the economy is the growing Service sector, especially in the Louisville MSA as it continues to expand its employment in biotech and life sciences research.

Although the past few years have been challenging, Kentucky's economy is expected to slowly recover.


LOUISIANA. Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. The state has made some improvements towards a more diversified economy, with growth in its service sector. Nonetheless, the state's oil, gas and petrochemical sector remains an important segment of the state economy. Drilling activity for oil remained weak in 2002 due to lower prices, and high operating costs. State employment growth was under 1.0% in 2002; with job losses in manufacturing, and oil offset by gains in the service sector. Unemployment levels increased to 6.3% as of December 2002 from, 6.0% in 2001, and 5.6% in 2000. The unemployment rate in 2002 was slightly above the national rate of 6.0%. Future growth could be limited by the state's dependence on the cyclical oil and gas industry, as well as below average wealth and income levels.

Historically, Louisiana's main revenue sources, individual and corporate income tax, severance and royalty taxes, and sales tax have fluctuated with economic cycles. This fluctuation has created instability and budget problems in the past. During the last several years, however, the states financial position has improved with the state dedicating annual surpluses to debt prepayment or to one-time expenditures. While, the state recorded a negative unreserved/undesignated general fund balance of $34 million for fiscal year 2002, the state used proceeds from the undesignated general fund balance as of June 30, 2001 to produce savings from the advance repayment of debt. However, as a result of the debt prepayment over the years, the general fund reserves of $391 million in fiscal year end 2002 remained low. The state has also made improvements towards controlling costs in its large health care system, especially Medicaid spending. Measures to control Medicaid spending include rate setting controls and utilization reviews.

The state revenue stream remains vulnerable due in part to the cyclical nature of its oil and gas industry, lower tourism spending, and a weak national economy. The state debt burden has dropped substantially, as a result of reduced borrowing, economic gains and the adoption of debt limitation measures (1993). Louisiana ranked 26th in terms of net tax supported debt per capita, and 24th in net tax-supported debt as a percentage of personal income, in 2002.

The state's medium debt burden, unfunded pension liabilities, generally low reserves, slow economic growth and unfunded risk management claims for judgments against the state could affect the state's performance in future years.


MARYLAND. The state's diversified economic base has allowed it to perform relatively well given the current climate. The leading employment and income sectors have been Services (35.0%), Trade (18.3%) and Government (18.2%). It's dependence on the Government sector has been larger than most other states due to the close proximity to Washington D.C. and the presence of the National Security Agency headquarters as well as several military bases, which has benefited it recently with the increase in federal defense and homeland security spending. At the same time, Maryland's reliance on the manufacturing sector (7.1%) has been smaller than most other states and insulated it some from weak consumer demand. In 2002, economic growth came solely from the government sector, while manufacturing, construction and trade saw declines. Overall employment declined in 2002 by 0.7%, but it outperformed the national decline of 1%. In addition, housing price appreciation and high wealth levels, ranking fifth highest nationally in per capita personal income, have helped Maryland weather the decline in the telecommunications industry. Unemployment for the state increased to 4.5% in 2002, but remained below the national average of 5.8%. The economic outlook is optimistic as Maryland's workforce is highly educated and will support growth in medical research and defense contractors, somewhat offset by the continued decline in manufacturing and the high business costs, third highest nationally.

Maryland's fiscal management has been sound historically. In four of the last six fiscal years, the state has generated operating surpluses and bolstered financial reserves. Maryland is required to maintain a Revenue Stabilization Reserve Fund equal to 5% of General Fund revenues and at fiscal year end 2002, the balance was $678 million or 5.2% of revenues. However, the fund was used in fiscal year 2002 for budget shortfalls in the amount of $210 million. Debt levels, while high relative to other states, have remained manageable. This relatively high debt level (ranked 13th nationally in debt per capita) is somewhat offset by the rapid amortization of the debt, which is due to a constitutional provision requiring it be retired within 15 years. In addition, the Capital Debt Affordability Committee seeks to limit total debt to 3.2% of the state's personal income and debt service below 8% of revenues, which measured 2.6% and 5.7% respectively at fiscal year end 2002.

The Board of Revenue Estimates for the state has recently reduced fiscal year 2003 revenue estimates, resulting in projected General Fund operating deficits for 2003 and 2004. The Governor has responded by cutting planned capital expenditures, transferring funds from transportation and increasing cigarette taxes. These measures, along with available reserves, should allow the state to manage the projected shortfalls for next year, but the Governor's plan for a video lottery was rejected by the House of Delegates and leaves the budget for 2004 in question.

MISSOURI. Missouri historically has enjoyed a diversified economy that has tended to mirror the national economy. Accordingly, the state's economic growth has slowed significantly with the national recession. Continued declines in the state's manufacturing sector resulted in a loss of approximately 20,000 jobs in 2001. Previously, auto plants had been a positive for the state's economy. Offsetting the state's decline in its production base was a steady growth in other areas such as transportation, communications and other service industries. However, growth in the service sector has declined over the past few years leaving the state with relatively flat overall growth from 2000 to 2002. Unemployment rates have suffered from the historically low 3.4% reached in 1999 to 4.7% in 2001. As of July 2002, the state's unemployment rate was 5.4%.


From a financial standpoint, Missouri continues to proactively address its budget concerns and maintains a conservative financial management policy. The state has responded quickly to changing economic conditions by revising its revenue and expenditures as needed in order to maintain a balanced budget. This is reflected in the state's ability to produce a positive year-end fund balance between 1993 and 2000. In addition, it maintains reserves that total 7.5% of the previous year's revenue collections enhancing its flexibility.

Missouri's cautious approach to debt issuance provides for below average debt levels compared to the nation. Debt ratios are expected to rise in the future but expected to remain below national figures.


NORTH CAROLINA. The national recession has stopped the dramatic growth North Carolina's economy experienced through the economic boom, stalling employment growth and dampening tax revenues. The business diversification the State went through in the 1990s has slowed but not stopped the national slowdown from affecting North Carolina. The State's unemployment level has increased from 5.5% in 2001 to 6.7% in 2002. Although the service and government sectors have seen some growth, all other sectors have decreased. North Carolina still has a strong high-tech base and several highly regarded universities, and is still a national banking center, but significant weakness remains due to the job loss in the manufacturing sector and the State's exposure to the textile and tobacco industries.

The continued pressure on North Carolina's economy continues to put pressure on the State's budget. Because of its constitutionally mandated balanced budget requirement, North Carolina has had to implement tax increases and spending cuts over the last 2 years. Prompt fiscal action has kept the budget shortfalls minimal, and actually led to a $100 million deposit recently into the depleted budget "rainy day" fund. However, these actions did not avoid a downgrade by Moody's Investor Service to Aa-1 from Aaa in 2002. In order to balance the 2003-2005 biennial budget, the Governor has recently proposed extending the expiring income and sales tax increases for another 2 years. Because of these actions, both ratings agencies Moody's and S&P believe the State's financial outlooks is stable. S&P still rates North Carolina at AAA.

Although outstanding debt has increased dramatically since 1993, debt levels on a per capita basis remain very low when compared to national levels. No change in its conservative debt management, fiscally sound state budgeting, and a diverse economy is expected for North Carolina in the near future but North Carolina's economy is not expected to turn around until the national economy does.

VIRGINIA. Following years of strong economic growth, Virginia experienced an economic slow down in 2002. The attacks of September 11th and the fall out of the telecom industry adversely impacted the state's economy with declines in tourism, tax receipts, business travel and capital gains.

Mirroring the national economy, Virginia's personal income grew by a mere 2.5% in FY2002. The 2002 growth rate was much lower than the preceding 5 years where the growth rate averaged 6.8%. The unemployment rate continues to compare favorably to the national rate, although has increased sharply from 2001. The unemployment rate increased from 2.6% in fiscal 2001 to 4.1% in fiscal 2002. Although Virginia's economy has diversified over the years, the high concentration of federal government jobs will continue serve as a buffer to further job contractions.

Virginia continues to be rated in the highest rating category by all 3 rating agencies. Although debt levels have risen, Virginia's direct GO debt burden remains relatively low and debt service is manageable.


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


PUERTO RICO. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland and have experienced a decline over the past two years. In fiscal year 2002, the U.S. mainland accounted for 89% of Puerto Rico's exports and 50% of imports. Moderate tax increases were implemented for fiscal year 2003 in an attempt to correct structural budget imbalances. The services sector, which includes tourism-related services, provided 38% of Puerto Rico's gross domestic product and accounted for 48% of non-farm employment in fiscal year 2002.

Preliminary general fund total revenues for fiscal year 2003 were $7.6 billion, which is up minimally from fiscal year 2002. Preliminary total cash expenditures for fiscal year 2003 were $7.6 billion and the preliminary ending cash balance for the general fund was $179 million.

In fiscal year 2002, general fund revenues increased 7.1% to $7.5 billion and general fund expenditures were $8.5 billion, or $1.6 billion over budget. Total cash expenditures were $7 billion, which was down slightly from fiscal year 2001's $7.1 billion. The ending general fund balance was $173 million, which was a 45% decrease from the previous year. At the end of fiscal year 2002, there was a $193 million unreserved general fund deficit. Fiscal year 2002 ended with a $350 million general fund cash balance, up from $125 million at the end of fiscal year 2001. However, the increase in fiscal year 2002 was due primarily to timing differences of authorized payments.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.4% for fiscal year 2001. However, in fiscal year 2002, the unemployment rate increased to 12.0% and for fiscal year 2003 ended at 12.1%. The increase in the unemployment rate in the last two years is partly due to an increased labor force.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of over $8 billion, which the government is partially addressing by using some of the proceeds of the privatization of its telephone system to pay down the liability. Additionally, the government changed its pension system from a defined benefit to a defined contribution plan.

S&P rates Puerto Rico's general obligation debt at A-, with a negative outlook. Moody's rates the island's general obligation debt at Baa1 with a stable outlook. The S&P rating has been at A- since 2002 and the Moody's rating has been at Baa1 since 1976.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. Now in its 8th year, the 10-year phase out has shown that certain manufacturing reductions and closures have been partially offset by expansions, which are being enabled by the use of alternate organizational and tax structures. In fiscal year 2002, manufacturing provided 42% of Puerto Rico's gross domestic product and 13% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and it's financial and credit position.

GUAM. An estimated 159,547 people call Guam home. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Typhoon Paka (December 1997) and Supertyphoon Pongsona (December 2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999, and 2000 after a huge decline in 1998 after Typhoon Paka. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002. Guam has seen an increase in tourism in March 2004 as compared to a year earlier. Guam has experienced several years of negative employment growth (the payroll employment has dropped from 68,440 in 1996 to 54,790 is 2003). Unemployment has declined slightly to 11.4% in 2002 from 15.3% in 2000. Estimated gross domestic product is $2.5 billion.

Guam's financial position has deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. However, due to the Japanese economic crisis and Typhoon Paka, the financial plan has not been followed. As a result, Guam had negative operations in fiscal 1999. Guam was able to post a small surplus in 2000, but Guam's accumulated deficit fund balance was $100 million, which is 30% of expenditures. Guam had deficits of $30 million and $21 million for fiscal year 2001 and fiscal year 2002 respectively. Guam experienced a change in administration in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which lead to a reduction in the government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax.


While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability. It originally hoped to issue debt to fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.


As of April 2004, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the US. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s, however recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the competitive advantages of commonwealth manufacturing. The commonwealth's gross business revenues were $1.4 billion in 1993 then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $2.0 billion for 2002.

Tourism is estimated to comprise 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 442,663 in 2003. The recent declines have been due to economic weakness in Asia, the effects of September 11th , SARS (although there have been no outbreaks in Mariana Islands) and the war in Iraq.

The commonwealth's financials have been strained for several years. Unaudited statements for FY2002 identify a $12 million deficit, which increased the accumulated deficit to $74 million. Unaudited FY2003 financials predict improved operations resulting in essentially balanced operations, which maintains the $74 million accumulated deficit. The commonwealth also has a large unfunded pension liability as well.

The population of all the islands combined as of 2003 was estimated at 74,151, a 7% increase from the 2000 census.


U.S. VIRGIN ISLANDS. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990's. As such, the U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product. Although the island's tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of island's visitors arrive via cruise ships. In 2003, cruise ship passenger arrivals posted a 2.0% increase from the previous year. Meanwhile, hotel occupancy rates remain stable at approximately 57%.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (close to 90% of all revenues), together with the effects of three major hurricanes in the past fifteen years, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual general fund deficits. The cash-flow crisis in the Government apparently intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. The Government's unaudited financial results for fiscal year 2002 noted a $72.3 million General Fund deficit on a budgetary basis (non-GAAP). In fiscal year 2003, the Government has reportedly stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government's unaudited figures indicate that General Fund revenues will exceed expenditures by approximately $10.6 million on a budgetary basis (non-GAAP).

In October 1999, the Government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.



OFFICERS AND TRUSTEES
-------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                         NUMBER
                                         OF
                                         PORTFOLIOS
                                         IN FUND
                                         COMPLEX
                             LENGTH      OVERSEEN
  NAME, AGE                  OF TIME     BY BOARD         OTHER DIRECTORSHIPS
 AND ADDRESS      POSITION   SERVED      MEMBER*                  HELD
--------------------------------------------------------------------------------
Frank H.          Trustee    Since       112                      None
Abbott, III                  1984
(83) One
Franklin
Parkway San
Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
--------------------------------------------------------------------------------

Harris J.         Trustee    Since       141               Director, Bar-S
Ashton (72)                  1984                          Foods (meat
One Franklin                                               packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------

S. Joseph         Trustee    Since       142                     None
Fortunato                    1989
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------

Edith E.          Trustee    Since       97             Director,
Holiday (52)                 1998                       Amerada Hess
One Franklin                                            Corporation
Parkway                                                 (exploration and
San Mateo,                                              refining of oil
CA 94403-1906                                           and gas); H.J.
                                                        Heinz Company (processed
                                                        foods and allied
                                                        products); RTI
                                                        International Metals,
                                                        Inc. (manufacture and
                                                        distribution of
                                                        titanium); and Canadian
                                                        National Railway
                                                        (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------

Frank W.T.       Trustee    Since       114             Director, The
LaHaye (75)                 1984                        California
One Franklin                                            Center for Land
Parkway                                                 Recycling
San Mateo,                                              (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
--------------------------------------------------------------------------------

Gordon S.        Trustee    Since        141            Director, White
Macklin (76)                1992                        Mountains
One Franklin                                            Insurance Group,
Parkway                                                 Ltd. (holding
San Mateo,                                              company); Martek
CA 94403-1906                                           Biosciences
                                                        Corporation;
                                                        MedImmune, Inc.
                                                        (biotechnology);
                                                        and
                                                        Overstock.com
                                                        (Internet
                                                        services); and
                                                        FORMERLY,
                                                        Director, MCI
                                                        Communication
                                                        Corporation
                                                        (subsequently
                                                        known as MCI
                                                        WorldCom, Inc.
                                                        and WorldCom,
                                                        Inc.)
                                                        (communications
                                                        services)
                                                        (1988-2002) and
                                                        Spacehab, Inc.
                                                        (aerospace
                                                        services)
                                                        (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                           NUMBER
                                           OF
                                           PORTFOLIOS
                                           IN FUND
                                           COMPLEX
                               LENGTH      OVERSEEN
  NAME, AGE                    OF TIME     BY BOARD         OTHER DIRECTORSHIPS
 AND ADDRESS      POSITION     SERVED      MEMBER*                  HELD
-------------------------------------------------------------------------------

**Charles B.      Trustee and  Since         141                   None
Johnson (71)      Chairman of  1984
One Franklin      the Board
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------

**Rupert H.       Trustee,     Trustee        124                  None
Johnson, Jr.      President    Since 1984
(63)              and          President
One Franklin      Chief        since 1993
Parkway           Executive    and Chief
San Mateo, CA     Officer -    Executive
94403-1906        Investment   Officer-
                  Management   Investment
                               Management
                               since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.
and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the
investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Sheila            Vice         Since        Not                    None
Amoroso (44)      President    1999         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------

Harmon E.         Vice         Since        Not                    None
Burns (59)        President    1986         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------

Rafael R.         Vice         Since        Not                   None
Costas, Jr.       President    1999         Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------

Martin L.         Vice         Since        Not                   None
Flanagan (44)     President    1995         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Jimmy D.          Senior Vice   Since        Not                  None
Gambill (56)      President     2002         Applicable
500 East          and Chief
Broward           Executive
Blvd.             Officer-Finance
Suite 2100        and
Fort              Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

David P.           Vice         Since        Not                   None
Goss (57)          President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin
Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------

Barbara J.         Vice         Since        Not                    None
Green (56)         President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin
Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin
Advisory Services, LLC, Franklin Investment Advisory Services,
Inc., Franklin Mutual Advisers, LLC, Franklin Templeton
Alternative Strategies, Inc., Franklin Templeton Investor
Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District
of Massachusetts) (until 1979).
-------------------------------------------------------------------------------

Diomedes          Treasurer    Since          Not                 None
Loo-Tam (65)                   March          Applicable
One Franklin                   2004
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
-------------------------------------------------------------------------------

Michael O.        Vice         Since          Not             Director, FTI
Magdol (67)       President -  2002           Applicable      Banque, Arch
600 Fifth         AML                                         Chemicals, Inc.
Avenue            Compliance                                  and Lingnan
Rockefeller                                                   Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Murray L.         Vice         Since          Not                  None
Simpson (67)      President    2000           Applicable
One Franklin      and
Parkway           Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd.
(until 1999).
-------------------------------------------------------------------------------

Galen G.          Chief        Since          Not                 None
Vetter (52)       Financial    May 2004       Applicable
500 East          Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
-------------------------------------------------------------------------------

Thomas Walsh      Vice         Since          Not                  None
(42)              President    1999           Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.



The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.



                                                                  NUMBER
                                                                  OF
                                                                  BOARDS
                                                                  IN
                                          TOTAL                   FRANKLIN
                   TOTAL                  FEES                    TEMPLETON
                   FEES                   RECEIVED                INVESTMENTS
                   RECEIVED               FROM FRANKLIN           ON WHICH
                   FROM THE               TEMPLETON               EACH
NAME               TRUST/1 ($)            INVESTMENTS/2 ($)       SERVES/3
-----------------------------------------------------------------------------

Frank H. Abbott,    24,467                 179,599                 27
III
-----------------------------------------------------------------------------
Harris J. Ashton    25,202                 369,700                 46
-----------------------------------------------------------------------------
S. Joseph Fortunato 23,766                 369,700                 47
-----------------------------------------------------------------------------
Edith E. Holiday    31,700                 297,707                 33
-----------------------------------------------------------------------------
Frank W.T. LaHaye   23,143                 174,322                 29
-----------------------------------------------------------------------------
Gordon S. Macklin   23,902                 369,700                 46
-----------------------------------------------------------------------------

1. For the fiscal year ended February 29, 2004.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                        SECURITIES IN ALL
                                                        FUNDS OVERSEEN BY
                                                        THE BOARD MEMBER
                        DOLLAR RANGE OF                 IN THE FRANKLIN
NAME                    EQUITY  SECURITIES              TEMPLETON FUND
OF BOARD MEMBER         IN EACH FUND                    COMPLEX
-------------------------------------------------------------------------------
Frank H. Abbott, III         None                       Over $100,000
COMPLEX
COMPLEX
Harris J. Ashton             None                       Over $100,000
-------------------------------------------------------------------------------
S. Joseph Fortunato         Florida Fund                Over $100,000
                            Over $100,000
-------------------------------------------------------------------------------
Edith E. Holiday             None                       Over $100,000
-------------------------------------------------------------------------------
Frank W.T. LaHaye            None                       Over $100,000
-------------------------------------------------------------------------------
Gordon S. Macklin            Maryland Fund              Over $100,000
                             Over $100,000
-------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------
                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                                               FUNDS OVERSEEN BY
                                                               THE BOARD MEMBER
                                                               IN THE FRANKLIN
                        DOLLAR RANGE OF EQUITY                 TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN EACH FUND                COMPLEX
-------------------------------------------------------------------------------
Charles B. Johnson               None                           Over $100,000
-------------------------------------------------------------------------------
Rupert H. Johnson, Jr.           None                           Over $100,000
-------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA 95899-9983


During the fiscal year ended February 29, 2004, the Audit Committee met seven times; the Nominating Committee met once.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Funds' management agreements. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Funds' investment performance, expenses, portfolio composition, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Funds' investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Funds' investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreements was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the single state funds was considered in reference to the performance universe of single state municipal debt funds as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Funds' primary objective of furnishing tax-free income. In evaluating performance, attention was given to both the short-term and long-term performance of the Funds in comparison with their respective performance universe, in comparison to those particular indices relevant to municipal debt funds, and to the Funds' compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Funds in relation to those within the relevant peer groups of single state municipal debt funds as selected by the independent third party analyst. Emphasis is placed on the Funds' overall comparative expense ratio within such peer groups in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including
  $100 million; and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

o 9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 29, 2004, and February 28, 2003 and 2002, the Funds paid the following management fees:

                                        MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------------
                                2004         2003          2002
-------------------------------------------------------------------------------
Alabama Fund                    1,421,078    1,342,130     1,267,908
-------------------------------------------------------------------------------
Florida Fund                    8,230,031    8,152,966     7,791,826
-------------------------------------------------------------------------------
Georgia Fund                    1,151,422    1,108,684     1,063,682
-------------------------------------------------------------------------------
Kentucky Fund/1                 496,770      438,730       290,642
-------------------------------------------------------------------------------
Louisiana Fund                  1,136,650    1,082,310     1,004,401
-------------------------------------------------------------------------------
Maryland Fund                   1,962,155    1,799,955     1,573,898
-------------------------------------------------------------------------------
Missouri Fund                   2,672,259    2,470,984     2,210,623
-------------------------------------------------------------------------------
North Carolina Fund             2,459,882    2,379,041     2,128,574
-------------------------------------------------------------------------------
Virginia Fund                   2,380,400    2,275,291     2,090,157
-------------------------------------------------------------------------------
1. For the fiscal years ended February 29, 2004, February 28, 2003, and 2002, management fees, before any advance waiver, totaled $711,079, $647,966, and $543,717, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

THE ADMINISTRATIVE SERVICES FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 29, 2004,and February 28, 2003 and 2002 , the manager paid FT Services the following administration fees:


                                        ADMINISTRATION FEES PAID ($)
-------------------------------------------------------------------------------
                                        2004          2003          2002
-------------------------------------------------------------------------------
 Alabama Fund                           380,680       357,211       337,321
-------------------------------------------------------------------------------
 Florida Fund                           1,906,215     1,888,818     1,823,853
-------------------------------------------------------------------------------
 Georgia Fund                           306,731       294,336       278,855
-------------------------------------------------------------------------------
 Kentucky Fund                          175,175       155,878       127,981
-------------------------------------------------------------------------------
 Louisiana Fund                         302,996       285,893       261,743
-------------------------------------------------------------------------------
 Maryland Fund                          542,773       491,097       421,673
-------------------------------------------------------------------------------
 Missouri Fund                          754,753       691,790       609,889
 North Carolina
 Fund                                   693,240       665,297       585,703
-------------------------------------------------------------------------------
 Virginia Fund                          668,267       634,632       574,606
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Each Fund may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advise to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended February 29, 2004, and February 28, 2003 and 2002, the Funds did not pay any brokerage commissions.

As of February 29, 2004, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------


MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.


TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, it is not anticipated that any Fund dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your taxable income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES
Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:


o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S.
      resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.


TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


Each Fund, except the Florida and Kentucky Funds, currently offers two classes of shares, Class A and Class C. The Florida Fund currently offers three classes of shares, Class A, Class B and Class C. The Kentucky Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Kentucky Fund are considered Class A shares for redemption, exchange and other purposes. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Franklin Alabama Tax-Free Income Fund - Class A
o Franklin Alabama Tax-Free Income Fund - Class C
o Franklin Florida Tax-Free Income Fund - Class A
o Franklin Florida Tax-Free Income Fund - Class B
o Franklin Florida Tax-Free Income Fund - Class C
o Franklin Georgia Tax-Free Income Fund - Class A
o Franklin Georgia Tax-Free Income Fund - Class C
o Franklin Kentucky Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class C
o Franklin Maryland Tax-Free Income Fund - Class A
o Franklin Maryland Tax-Free Income Fund - Class C
o Franklin Missouri Tax-Free Income Fund - Class A
o Franklin Missouri Tax-Free Income Fund - Class C
o Franklin North Carolina Tax-Free Income Fund - Class A
o Franklin North Carolina Tax-Free Income Fund - Class C
o Franklin Virginia Tax-Free Income Fund - Class A
o Franklin Virginia Tax-Free Income Fund - Class C


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of June 1, 2004, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE(%)
-------------------------------------------------------
KENTUCKY FUND
Bankdan                        Class A       5.89
c/o Central Kentucky Trust
218 W Main Street
Danville, KY 40422-1812



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of June 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------


Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B and Class C.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the original cost or the current offering price, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members, consistent with our then-current policies


o  Any investor who is currently a Class Z shareholder of Franklin Mutual
   Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments


o Certain unit investment trusts and their holders reinvesting distributions from the trusts


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.



IF YOU SELL YOUR CLASS B        THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM               AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0


CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you0 from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remi000t the proceeds to the U. S. or state government as directed.

PRICING SHARES
-------------------------------------------------------------------

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realiza00000000ble amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 29, 2004, and February 28, 2003 and 2002:


                                                 AMOUNT
                                               RECEIVED IN
                                               CONNECTION
                                                  WITH
                         TOTAL        AMOUNT    REDEMPTIONS
                       COMMISSIONS  RETAINED BY    AND
                        RECEIVED   DISTRIBUTORS REPURCHASES
                           ($)          ($)          ($)
 ----------------------------------------------------------
 2004
 Alabama Fund            675,903       81,492       14,021
 Florida Fund          2,924,204      386,475      187,142
 Georgia Fund            585,842       61,862       14,305
 Kentucky Fund           344,737       44,269            -
 Louisiana Fund          574,853       69,033       24,695
 Maryland Fund         1,332,148      164,900       21,983
 Missouri Fund         1,691,388      195,613       39,354
 North Carolina        1,202,517      135,248       36,492
 Fund
 Virginia Fund         1,157,795      146,045       18,426
----------------------------------------------------------
 2003
 Alabama Fund            628,305       45,183        5,051
 Florida Fund          3,442,822      255,692      122,769
 Georgia Fund            707,364       48,918        6,485
 Kentucky Fund           451,073       33,774           --
 Louisiana Fund          536,612       37,874       18,762
 Maryland Fund         1,635,069      120,927       28,611
 Missouri Fund         1,902,059      130,483       17,745
 North Carolina        1,541,474      101,351       36,678
 Fund
 Virginia Fund         1,347,418       98,408       14,156
----------------------------------------------------------
 2002
 Alabama Fund            498,931       31,160        6,171
 Florida Fund          3,371,473      220,950       67,102
 Georgia Fund            544,021       30,725        5,319
 Kentucky Fund           540,764       37,281           69
 Louisiana Fund          671,421       43,107        7,680
 Maryland Fund         1,362,750       86,681       24,275
 Missouri Fund         1,787,394      114,718        5,332
 North                 1,539,046       91,436       19,713
 Carolina Fund
 Virginia Fund         1,553,152      102,567        4,807
----------------------------------------------------------


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets.


In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.


The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.


The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 29, 2004, the amounts paid by the Funds pursuant to the Class A plan were:


                           ALABAMA    FLORIDA   GEORGIA   KENTUCKY LOUISIANA
                             FUND       FUND      FUND      FUND     FUND
                             ($)         ($)       ($)      ($)       ($)
-----------------------------------------------------------------------------

Advertising                 13,291     85,089     8,155    2,830     7,789
Printing and mailing
 prospectuses other
 than to current
 shareholders                665        4,667      430      160       425
Payments to
 underwriters               4,580      22,986     2,791    1,144     2,918
Payments to
 broker-dealers            195,588    1,376,396  149,285  107,548   159,468
Other                       16,609     102,014   10,469    5,022    10,391
                         ----------------------------------------------------
Total                      230,733    1,591,152  171,130  116,704   180,991
                         ====================================================



                         MARYLAND   MISSOURI    NORTH    VIRGINIA
                            FUND      FUND    CAROLINA     FUND
                                                FUND
                            ($)       ($)        ($)        ($)
-------------------------------------------------------------------

Advertising                12,421    24,293    18,009     21,923
Printing and mailing
 prospectuses other
 than to current
 shareholders               630      9,489       979       1,153
Payments to
 underwriters              5,959     8,016      6,269      6,706
Payments to
 broker-dealers           291,437   427,105    362,119    372,381
Other                      18,430    7,503     23,692     27,595
                         ------------------------------------------
Total                     328,877   476,406    411,068    429,758
                         ==========================================

THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 29, 2004, were:


                         FLORIDA
                           FUND
                            ($)
-----------------------------------

Advertising                6,924
Printing and mailing
 prospectuses other
 than to current
 shareholders               194
Payments to
 underwriters              4,774
Payments to
 broker-dealers           406,927
Other                      9,009
                         ----------
Total                     427,828
                         ==========

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 29, 2004, were:


                         ALABAMA   FLORIDA  GEORGIA    KENTUCKY LOUISIANA
                           FUND      FUND      FUND      FUND     FUND
                            ($)      ($)       ($)       ($)      ($)
-------------------------------------------------------------------------

Advertising                3,903    14,547    3,887       -      1,512
Printing and mailing
 prospectuses other
 than to current
 shareholders               119      468       121        -        59
Payments to
 underwriters              2,064    6,518     1,934       -       948
Payments to
 broker-dealers           172,023  727,623   205,162      -     128,798
Other                      4,536    15,443    4,359       -      2,579
                         ------------------------------------------------
Total                     182,645  764,599   215,463      -     133,896
                         ================================================













                         MARYLAND  MISSOURI   NORTH    VIRGINIA
                           FUND     FUND    CAROLINA     FUND
                                              FUND
                            ($)      ($)       ($)       ($)
----------------------------------------------------------------

Advertising                6,953   66,466    10,139     4,656
Printing and mailing
 prospectuses other
 than to current
 shareholders               216     2,899      339       187
Payments to
 underwriters              3,390    3,052     3,827     2,250
Payments to
 broker-dealers           303,028  299,166   487,327   257,893
Other                      7,803    3,076    10,262     5,974
                         ---------------------------------------
Total                     321,390  374,659   511,894   270,960
                         =======================================

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended February 29, 2004, were:

                       INCEPTION/1  YEAR    5 YEARS   10 YEARS
                       DATE          (%)       (%)       (%)
---------------------------------------------------------------
CLASS A
Alabama Fund           09/01/87     2.38      4.40       5.09
Florida Fund           09/01/87     1.95      4.73       5.45
Georgia Fund           09/01/87     2.47      4.44       5.13
Kentucky Fund          10/12/91     1.92      4.24       5.25
Louisiana Fund         09/01/87     2.48      4.63       5.25
Maryland Fund          10/03/88     1.42      4.56       5.38
Missouri Fund          09/01/87     1.88      4.60       5.40
North Carolina Fund    09/01/87     1.62      4.56       5.26
Virginia Fund          09/01/87     2.61      4.21       5.10

                                                       SINCE
                                INCEPTION  1 YEAR    INCEPTION
                                DATE         (%)        (%)
---------------------------------------------------------------
CLASS B
Alabama Fund                        -         -         -
Florida Fund                    02/01/00    1.94       7.35
Georgia Fund                        -         -         -
Kentucky Fund                       -         -         -
Louisiana Fund                      -         -         -
Maryland Fund                       -         -         -
Missouri Fund                       -         -         -
North Carolina Fund                 -         -         -
Virginia Fund                       -         -         -
                                                      SINCE
                                1 YEAR    5 YEARS   INCEPTION
                                (%)       (%)        (%)
---------------------------------------------------------------
CLASS C
Alabama Fund           05/01/95   5.25      4.73       5.40
Florida Fund           05/01/95   4.90      5.06       5.77
Georgia Fund           05/01/95   5.44      4.77       5.44
Kentucky Fund                       -         -         -
Louisiana Fund         05/01/95   5.34      4.97       5.71
Maryland Fund          05/01/95   4.33      4.92       5.78
Missouri Fund          05/01/95   4.75      4.92       5.78
North Carolina Fund    05/01/95   4.52      4.91       5.70
Virginia Fund          05/01/95   5.54      4.57       5.46


The following SEC formula was used to calculate these figures:
                                       n
                                 P(1+T) = ERV

where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return
n   =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended February 29, 2004, were:


                       INCEPTION        1 YEAR     5 YEARS  10 YEARS
                       DATE               (%)        (%)        (%)
-----------------------------------------------------------------------
CLASS A
Alabama Fund           09/01/87         2.38        4.39      5.06
Florida Fund           09/01/87         1.95        4.73      5.45
Georgia Fund           09/01/87         2.47        4.43      5.12
Kentucky Fund          10/12/91         1.92        4.24      5.25
Louisiana Fund         09/01/87         2.49        4.64      5.25
Maryland Fund          10/03/88         1.42        4.55      5.37
Missouri Fund          09/01/87         1.88        4.59      5.38
North Carolina Fund    09/01/87         1.61        4.56      5.26
Virginia Fund          09/01/87         2.61        4.21      5.08
-----------------------------------------------------------------------

                                                      SINCE
                                INCEPTION   1 YEAR    INCEPTION
                                DATE         (%)         (%)
-----------------------------------------------------------------------
CLASS B
Alabama Fund                        -        -         -
Florida Fund                    02/01/00   1.94      7.35
Georgia Fund                        -        -         -
Kentucky Fund                       -        -         -
Louisiana Fund                      -        -         -
Maryland Fund                       -        -         -
Missouri Fund                       -        -         -
North Carolina Fund                 -        -         -
Virginia Fund                       -        -         -
-----------------------------------------------------------------------


                                                     SINCE
                       INCEPTION  1 YEAR   5 YEARS   INCEPTION
                       DATE        (%)       (%)     (%)
-----------------------------------------------------------------------
CLASS C
Alabama Fund           05/01/95   5.25     4.73      5.37
Florida Fund           05/01/95   4.90     5.06      5.77
Georgia Fund           05/01/95   5.44     4.77      5.43
Kentucky Fund                       -        -         -
Louisiana Fund         05/01/95   5.34     4.97      5.71
Maryland Fund          05/01/95   4.33     4.91      5.77
Missouri Fund          05/01/95   4.75     4.92      5.75
North Carolina Fund    05/01/95   4.52     4.91      5.70
Virginia Fund          05/01/95   5.54     4.57      5.43
-----------------------------------------------------------------------


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             D
where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return (after taxes on distributions)
n   =   number of years
ATV =   ending value of a hypothetical $1,000 payment made at the
   D beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended February 29, 2004, were:

                       INCEPTION        1 YEAR    5 YEARS   10 YEARS
                       DATE             (%)       (%)       (%)
--------------------------------------------------------------------
CLASS A
Alabama Fund           09/01/87         3.08      4.45       5.09
Florida Fund           09/01/87         2.85      4.75       5.42
Georgia Fund           09/01/87         3.14      4.47       5.11
Kentucky Fund          10/12/91         2.75      4.31       5.24
Louisiana Fund         09/01/87         3.18      4.66       5.24
Maryland Fund          10/03/88         2.45      4.57       5.33
Missouri Fund          09/01/87         2.76      4.61       5.34
North Carolina Fund    09/01/87         2.58      4.58       5.23
Virginia Fund          09/01/87         3.22      4.28       5.08
--------------------------------------------------------------------
                                                      SINCE
                                INCEPTION   1 YEAR    INCEPTION
                                DATE        (%)        (%)
--------------------------------------------------------------------
CLASS B
Alabama Fund                                  -         -
Florida Fund                    02/01/00    2.71       6.98
Georgia Fund                                  -         -
Kentucky Fund                                 -         -
Louisiana Fund                                -         -
Maryland Fund                                 -         -
Missouri Fund                                 -         -
North Carolina Fund                           -         -
Virginia Fund                                 -         -
--------------------------------------------------------------------
                                                     SINCE
                                1 YEAR     5 YEARS   INCEPTION
                                (%)        (%)        (%)
--------------------------------------------------------------------
CLASS C
Alabama Fund           05/01/95   4.79      4.67       5.30
Florida Fund           05/01/95   4.62      4.97       5.65
Georgia Fund           05/01/95   4.92      4.70       5.33
Kentucky Fund                       -         -         -
Louisiana Fund         05/01/95   4.88      4.88       5.59
Maryland Fund          05/01/95   4.19      4.81       5.62
Missouri Fund          05/01/95   4.48      4.83       5.62
North Carolina Fund    05/01/95   4.31      4.81       5.56
Virginia Fund          05/01/95   4.97      4.52       5.34
--------------------------------------------------------------------


The following SEC formula was used to calculate these figures:
                                      n
                                P(1+T) = ATV
                                            DR
where:

P    =   a hypothetical initial payment of $1,000

T    =   average annual total return (after taxes on
         distributions and redemptions)

n    =   number of years

ATV  =   ending value of a hypothetical $1,000 payment made at the
   DR beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 29, 2004, were:


                      INCEPTION   1 YEAR    5 YEARS   10 YEARS
                      DATE        (%)       (%)       (%)
--------------------------------------------------------------
CLASS A
Alabama Fund          09/01/87    2.38      24.01    64.33
Florida Fund          09/01/87    1.95      25.98    69.99
Georgia Fund          09/01/87    2.47      24.23    64.94
Kentucky Fund         10/12/91    1.92      23.09    66.88
Louisiana Fund        09/01/87    2.48      25.42    66.83
Maryland Fund         10/03/88    1.42      24.99    68.88
Missouri Fund         09/01/87    1.88      25.19    69.22
North Carolina Fund   09/01/87    1.62      24.96    66.96
Virginia Fund         09/01/87    2.61      22.92    64.44
--------------------------------------------------------------
                                                    SINCE
                                INCEPTION  1 YEAR   INCEPTION
                                DATE       (%)      (%)
--------------------------------------------------------------
CLASS B
Alabama Fund                       -        -        -
Florida Fund                    02/01/00  1.94     33.52
Georgia Fund                       -        -        -
Kentucky Fund                      -        -        -
Louisiana Fund                     -        -        -
Maryland Fund                      -        -        -
Missouri Fund                      -        -        -
North Carolina Fund                -        -        -
Virginia Fund                      -        -        -
--------------------------------------------------------------
                                                   SINCE
                      INCEPTION  1 YEAR   5 YEAR   INCEPTION
                      DATE       (%)      (%)      (%)
--------------------------------------------------------------
CLASS C
Alabama Fund          05/01/95    5.25    25.99    59.12
Florida Fund          05/01/95    4.90    28.02    64.19
Georgia Fund          05/01/95    5.44    26.25    59.73
Kentucky Fund                      -        -        -
Louisiana Fund        05/01/95    5.34    27.43    63.35
Maryland Fund         05/01/95    4.33    27.14    64.31
Missouri Fund         05/01/95    4.75    27.16    64.26
North Carolina Fund   05/01/95    4.52    27.08    63.17
Virginia Fund         05/01/95    5.54    25.01    59.88
--------------------------------------------------------------

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yields for the 30-day period ended February 29, 2004, were:

                       CLASS A  CLASS B  CLASS C
                       (%)      (%)      (%)
--------------------------------------------------
Alabama Fund             3.08      -       2.67
Florida Fund             3.46     3.06     3.03
Georgia Fund             3.34      -       2.90
Kentucky Fund            3.95      -        -
Louisiana Fund           3.43      -       3.04
Maryland Fund            3.33      -       2.90
Missouri Fund            3.55      -       3.15
North Carolina Fund      3.37      -       2.97
Virginia Fund            3.45      -       3.07


The following SEC formula was used to calculate these figures:
                                              6
                           Yield = 2 [(A-B + 1) - 1]
                                       cd

where:

a =  interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 29, 2004, were:

                       CLASS A  CLASS B  CLASS C
                       (%)      (%)      (%)
--------------------------------------------------
Alabama Fund             4.99      -       4.32
Florida Fund             5.32     4.71     4.66
Georgia Fund             5.47      -       4.75
Kentucky Fund            6.46      -        -
Louisiana Fund           5.61      -       4.98
Maryland Fund            5.56      -       4.84
Missouri Fund            5.81      -       5.16
North Carolina Fund      5.65      -       4.98
Virginia Fund            5.63      -       5.01

As of February 29, 2004, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were:


                     COMBINED RATE (%)
--------------------------------------------------
Alabama Fund               38.25
Florida Fund               35.00
Georgia Fund               38.90
Kentucky Fund              38.90
Louisiana Fund             38.90
Maryland Fund              40.14
Missouri Fund              38.90
North Carolina Fund        40.36
Virginia Fund              38.74

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 29, 2004, were:


                   CLASS A (%) CLASS B (%) CLASS C (%)
------------------------------------------------------
Alabama Fund            4.07      -        3.76
Florida Fund            4.34     3.97      4.04
Georgia Fund            4.11      -        3.73
Kentucky Fund           4.14      -         -
Louisiana Fund          4.18      -        3.77
Maryland Fund           4.14      -        3.69
Missouri Fund           4.13      -        3.75
North Carolina Fund     4.19      -        3.78
Virginia Fund           4.09      -        3.67

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 29, 2004, were:

                  CLASS A (%)  CLASS B (%)  CLASS C (%)
-------------------------------------------------------
Alabama Fund             6.60      -        6.09
Florida Fund             6.68     6.10      6.21
Georgia Fund             6.73      -        6.11
Kentucky Fund            6.78      -         -
Louisiana Fund           6.85      -        6.17
Maryland Fund            6.92      -        6.17
Missouri Fund            6.76      -        6.14
North Carolina Fund      7.03      -        6.34
Virginia Fund            6.68      -        5.99


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o  Historical data supplied by the research departments of Credit Suisse
   First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o  Lipper Inc.- Mutual Fund Performance Analysis and Lipper - Fixed Income
   Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.


Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $343 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 104 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal security assets for over 650,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2004, taxes could cost $42.15 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 11.0% as of January 1, 2004 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their 2004-2005 annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------


The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


ALABAMA Under Section 40-18-14(3)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions. In addition, the position of the Alabama Department of Revenue, as reflected in the instructions to Form 40, Alabama Individual Income Tax Return, is that dividends derived from interest on United States obligations and/or Alabama municipal obligations that are received from a regulated investment company, such as the Alabama Fund, are exempt from the Alabama individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments generally will be taxable.

Any distributions of capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.

FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.


GEORGIA Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government also is exempt from the state's individual income tax. According to the instructions to Georgia's personal income tax return, distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions and, apparently, to interest on obligations of the U.S. government, its territories and possessions, will be excluded from the Georgia individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Any distributions of capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income and are currently taxed at ordinary income tax rates.

KENTUCKY Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), income that is exempt from state taxation under the Kentucky Constitution and the Constitution and statutory laws of the United States and Kentucky is excluded from the Kentucky individual income tax base. This should include interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as ~revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, also will be exempt from state income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are generally includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.

LOUISIANA Under Section 47:293(6)(b) of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions, is exempt from the Louisiana individual income tax. The instructions to the Louisiana individual income tax return (Form IT-540) provides that interest from U.S. government obligations are also exempt., Distributions from a regulated investment company, such as the Louisiana Fund, also will be exempt from the Louisiana individual income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.

MARYLAND Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Under Section 10-207(c) of the Tax General Article, interest attributable to exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) also is ~exempt from Maryland's personal income tax. Under Section 10-207(c-1), this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Pursuant to Maryland Administrative Release No. 5 distributions of capital gains by the Maryland Fund that are derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions also may be exempt from Maryland's personal income tax. Distributions of capital gains earned by the fund on non-Maryland obligations are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.

MISSOURI Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.


NORTH CAROLINA Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, or its possessions, (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Individual Income Tax Technical Bulletin number X, dated January 1,2004, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Distributions of capital gains from the sale of certain North Carolina obligations issued before July 1, 1995, may be exempt from taxation for the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

TEXAS does not presently impose any income tax on individuals, trusts, or estates.


VIRGINIA Section 58.1-322 of the Code of Virginia provides that interest and gains on obligations of the state of Virginia, its political subdivisions, and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under Title 23, Virginia Administrative Code 10-110-142, distributions from a regulated investment company, such as the Virginia Fund, also will be exempt from personal income tax to the extent attributable to interest received by the Virginia Fund from such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of net short-term and net long-term capital gains earned by the fund from taxable obligations are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.


-------------------------------------------------------------------------------






Franklin Tax-Free Trust

Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund


STATEMENT OF ADDITIONAL INFORMATION

July 1, 2004

[Insert Franklin Templeton Investments logo]

P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended February 29, 2004, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks . . . . . . . . . . 2
State and U.S. Territory Risks . . . . . . . . .8
Officers and Trustees . . . . . . . . . . . . .13
Management and Other Services . . . . . . . . .18
Portfolio Transactions . . . . . . . . . . . . 20
Distributions and Taxes . . . . . . . . . . . .21
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . . 23
Buying and Selling Shares . . . . . . . . . . .24
Pricing Shares . . . . . . . . . . . . . . . . 29
The Underwriter . . . . . . . . . . . . . . . .30
Performance . . . . . . . . . . . . . . . . . .32
Miscellaneous Information . . . . . . . . . . .38
Description of Ratings . . . . . . . . . . . . 39
State Tax Treatment . . . . . . . . . . . . . .42

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Mutual funds, annuities, and other investment products:

o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.


GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Fundamental Investment Policies


The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.


The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state.


Under normal market conditions, each Fund invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes

Each Fund, other than the Federal Limited-Term Fund may not:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut and Federal Intermediate-Term Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.


6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control of management.


10. For each Fund, except the Federal Intermediate-Term Fund, purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. For each Fund except the Federal Intermediate-Term Fund, invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

The following investment restrictions only apply to the Federal
Intermediate-Term Fund. The Federal Intermediate-Term Fund may not:

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, the Federal Intermediate-Term Fund may invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.


13. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

14. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.


The following investment restrictions only apply to the Federal Limited-Term Fund. The Federal Limited-Term Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interest therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, and
(ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.


Non-fundamental Investment Policies


Unlike the state and Double Tax-Free Funds, the Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not focus their investment in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.


Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

Investments, techniques, strategies and their risks

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Below is a description of various types of municipal and other securities that each Fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each Fund also may invest, if consistent with its investment goal and policies.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

General obligation bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Callable bonds Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.


ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.


MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT revenue bonds are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

Variable or floating rate securities Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


In addition to standard purchases and sales of various municipal securities, each Fund's portfolio may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with each Fund's goals and objectives.


CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.


LOWER-RATED SECURITIES. The High Yield Fund invests at least 65% of its assets in lower-rated securities. The High Yield Fund may invest in securities rated in any rating category, including defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. While the Fund tries to invest in lower-rated securities, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the High Yield Fund's portfolio. The High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities.

In addition, the High Yield Fund may also invest in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"). Such investments typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, the High Yield Fund, in effect, steps into the shoes of the lender. If the loan is secured, the High-Yield Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The High-Yield Fund generally makes such investments to achieve income, rather than capital appreciation.

To the extent that the High Yield Fund invests in loan participations with respect to a distressed issuer, the High Yield Fund must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the High Yield Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the company issuing the underlying indebtedness. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

DIVERSIFICATION All of the Funds, except the Connecticut and Federal Intermediate-Term Funds, are diversified funds. The Connecticut and Federal Intermediate-Term Funds are non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Connecticut Fund and Federal Intermediate-Term Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.


ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY MUNICIPAL securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS

State Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the prospectus.


Arizona. Arizona's economy recovered quickly after a slight downturn experienced in 2002. Employment levels have now surpassed the previous peak experienced in 2001. Several sectors have supported the growth concentrated in defense contractors from expanding defense spending and population increases driving the construction business. Arizona's relative competitiveness to California for business cost continues to be an advantage. In addition, lower housing prices and costs of living contribute to the positive trends in net migration to the state. Some of the primary factors for a favorable outlook for Arizona remain intact, including above average income growth, low energy costs, and an abundance of land. Arizona's exposure to defense related industries softened the recent economic downturn and the state benefited from increased military expenditures. Offsetting some of the persistent strengths of Arizona is the state's exposure to technology and call center employment. Both sectors of the economy are facing competition from outsourcing to overseas regions.

The unemployment rate as of February 2004 was 5.3%, down from a recent peak 6.2% in 2002. It is projected that the state will add 50,000 jobs (a 2% increase) during 2004. Population growth is anticipated to grow an estimated 3% in 2004, one of the fastest growth rates in the United States. The gross state product continued to grow over the last several years and is forecasted to grow 5% in 2004 to $173.5 billion.

The general fund balance and budget stabilization fund were drawn down from a total of $1.4 billion to $357 million. In addition the legislature needed to adjust the budget several times including cost cutting measures, issuance of bonds to pay for capital improvements, and program reductions. The 2004 fiscal year faced and additional shortfall of $967 million that was addressed by increasing revenues, receipt of federal fiscal relief, and expected increase in the state economy yielding additional revenues. The 2004 operations are expected to breakeven. Fiscal planning is hindered by ballot initiatives such as a required two-thirds legislature approval for any tax increase and voter protection of the major expenditure areas of education and health care.


Under its constitution, Arizona cannot issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs.


Colorado. During the 1980s, Colorado's economy was highly dependent on its energy sector. As a result, when the energy sector declined in the mid-to-late 1980s, the state suffered a sharp economic downturn. Throughout the 1990s, Colorado's economy improved substantially due to its increasing diversification, spurred by growth in the services, trade and government sectors. Additional positive attributes to the economy have been the state's strong population growth and above average income levels, both of which contribute to a growing tax revenue base.

Recently however, the state's economy has experienced a slowdown, reflective primarily of the national economic slowdown that infiltrated all state level economies to some degree. The current weaknesses in the Colorado economy are manufacturing, transportation, and technology sectors, all of which mirror the areas of weakness in the national economy. The state has experienced job losses over the past few years. As of February 2003 the state's unemployment rate is 5.4%, which is just slightly below the national level of 5.7%. Employment levels continued to deteriorate during 2003 with a loss in total employment but are expected to improve during 2004 with the first net gain since 2000.

The weakening economic environment has impacted the financial performance of the state. During the 2002 and 2003 fiscal years, Colorado experienced declining tax revenues leading to a budget shortfall. The state's reserves were used to partially offset the declining revenues in addition to numerous budget adjustments to cover the deficit. During 2004, some of the temporary adjustments and budget cuts implemented during 2003 were made permanent. The expected year-end balance is forecasted to increase as a result of a slight surplus in part due an improved economy.

The Colorado budget and financial process is constricted by a series of constitutional limitations that include a mandatory minimum of General Fund reserves equal to 4% of appropriations, and a limit to the state's revenue and expenditure growth equal to the rate of population growth, plus the rate of inflation. The state's constitution also prohibits the issuance of general obligation debt, resulting in a very low debt burden for the state. The state relies primarily on pay-as-you-go lease financing to meet its capital improvement needs.

Connecticut. Connecticut's tax revenue collections have been ahead of budget recently after falling dramatically from 2001 as income tax payments, corporate tax receipts and sales tax revenues all declined. As a result, the state has experienced budget shortfalls and has completely depleted its reserves. Connecticut's $817 million fiscal 2002 operating deficit was addressed with the remaining $595 million in reserves, minor spending cuts and tax law changes, and the issuance of $219 million in five-year economic recovery notes. This was the state's first deficit financing since 1991. The state's fiscal 2003 budgetary basis deficit of $96 million will likely require the issuance of additional 5-year notes. The state adopted a fiscal 2004-05 budget. The Governor cut social services and Medicaid benefits and will increase alcohol and cigarette taxes.

Connecticut continues to rank first in terms of per capita income, but also has among the highest debt ratios in the country. The state reported the third consecutive year (2003) of non-farm employment losses, primarily due to losses in the manufacturing and government sectors. Connecticut's economic recovery is expected to lag the nation's.

New Jersey. New Jersey has one of the strongest-performing economies of all of the states in the Northeast, and enjoys one of the highest wealth levels in the nation. Twenty two of the Fortune 500 companies are based in New Jersey as well. Over the past couple years however, the state has struggled with the nationwide economic recession that began in March 2001 and was further exacerbated by the events of September 11. After reporting positive employment growth of 2.4% and 0.1% in 2000 and 2001 respectively, the state actually lost jobs in 2002 with a negative 0.1% growth rate. The state's unemployment rate steadily climbed from a 2000 low of 3.7% to 5.8% in 2002. In the second half of 2003, it appeared as if the economy regained strength. Employment growth rebounded in 2003 to 1.2%, and most of the job growth has been concentrated in the service sector and the construction sector. Currently, the service sector (namely financial services) is the largest contributor to the state's employment, accounting for nearly 39.3% of total employment. Due to the state's central location, highly skilled workforce, and developed transportation infrastructure, New Jersey is projected to experience strong growth over the next couple years, with average annual employment growth of 1.5% and personal income growth of nearly 5.0%. Unemployment is expected to hover around 5.0%.

New Jersey finished off fiscal year 2003 with an operating deficit (before transfers) of $1.929 billion, which is an improvement over the prior year's deficit (before transfers) of $2.136 billion. The state continued to struggle from sales and personal income taxes coming in below budget, but some of the decline was offset by a revamping of the Corporate and Business Tax (CBT), which resulted in a nearly 87% increase in CBT revenues for the year. In addition, the state relied on $413 million in tobacco bond proceeds to help plug the deficit for the year. The fiscal year 2003 ending General Fund balance of $2.252 billion, compares favorably to the prior year's ending balance of $1.929 billion.

Through the first 9 months of fiscal year 2004, the state's finances continue to show improvements. It is currently projected that total revenues will come in $384 million above budget, with all 3 major revenue sources (income tax, sales tax, and CBT), all showing annual increases. The state expects to close fiscal year 2004 with a $400 million general fund balance. Revenues are expected to continue to grow into fiscal year 2005, but after accounting for an increase in appropriations as well, the state has budgeted for a $400 million General Fund balance for fiscal year 2005 as well. Going forward, the state needs to focus on fixing the structural imbalances within the budget, instead of relying on one-time revenues (such as tobacco bond proceeds) to get them through adverse economic conditions.

Oregon. Oregon's economic growth has slowed over the past few years due to the effects of the national recession and in particular, slowing in high-tech and construction spending. This slowdown follows a decade of strong growth with 20.4% population increases from 1990 to 2000 due to the high-tech expansion and the in-migration from the surrounding states, particularly California. Future growth is likely to be dependent on the strength of the national economy, as well as the strength of the state's high-tech industries, construction spending, and the performance of Pacific Rim economies. This growth may be hampered, however, by the state's rising housing costs, which have lessened Oregon's competitive position in attracting new businesses.

All levels of government in Oregon faced budget shortfalls due to the economic slowdown and the corresponding reduction in tax revenues for the budgeted 2003-2005 biennium. The Legislative Assembly had hoped to balance the 2003-2005 budget through a number of revenue raising initiatives however the voters rejected those initiatives in February 2004. The Legislative Assembly was then forced to reduce funding to various programs. As of March 2004 the General Fund budget is balanced and further legislative action is not required to meet the constitutional requirement for a balanced biennial budget. The State Legislature is constrained by various voter initiatives that limit the state's financial flexibility. In November 1990, voters approved Measure 5, which limited local property taxes and required the state to provide replacement revenues to schools and in May 1997, voters passed Measure 50.

Over the last year, Moody's Investors Services, Standard and Poor's and Fitch Ratings have maintained the state's General Obligation debt rating at Aa-3, AA-and A+ respectively.

Pennsylvania. While Pennsylvania benefits from a highly diverse economy including the retail trade, manufacturing, service, and construction industries, some sectors, especially manufacturing, have continued to contract. Pennsylvania's employment growth rate is still lower than the national average. Net migration and population growth also have remained below national levels. Personal income growth and per capita income, however, are now close to or slightly above the national average.

Historically, Pennsylvania's financial performance was tied to fluctuations in both national and regional economic trends. In recent years, improvements in Pennsylvania's economy and higher-than-expected tax revenues helped strengthen the state's financial position. Through fiscal year 2001, the state posted five straight years of budgetary surplus operations. Due to the cyclical nature of its economy and financial performance, Pennsylvania committed to using a portion of its surpluses to build reserves (the Tax Stabilization Fund) in the hope of providing some security against future economic downturns or other uncertainties that could affect the state. After four years of making significant transfers to the stabilization fund, the state did not make a transfer in fiscal 2001. Due to the considerable economic downturn that greatly affected the country in 2002, Pennsylvania's fiscal year 2002 revenues came in under budget estimates. Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its $1.038 billion balance to the Annual Fund. The legislation also established the Budget Stabilization Reserve Fund. The initial $300 million funding of that Fund was repealed and those amounts remained in the Annual Fund to offset anticipated revenue short falls. Pennsylvania was able to add $70 million back to the budget Stabilization Reserve Fund as a result of the achievement of an unappropriated Annual Fund surplus at June 30, 2003. Fiscal year 2004 calls for a narrowing of the fund balances. Pennsylvania's budget for fiscal 2004 includes increased spending for medical assistance programs and education programs. In order to offset the spending increases, the state increased the personal income tax and cigarette tax, and expanded the telecommunications gross receipts tax (among other tax changes).


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


Puerto Rico. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland and have experienced a decline over the past two years. In fiscal year 2002, the U.S. mainland accounted for 89% of Puerto Rico's exports and 50% of imports. Moderate tax increases were implemented for fiscal year 2003 in an attempt to correct structural budget imbalances. The services sector, which includes tourism-related services, provided 38% of Puerto Rico's gross domestic product and accounted for 48% of non-farm employment in fiscal year 2002.

Preliminary general fund total revenues for fiscal year 2003 were $7.6 billion, which is up minimally from fiscal year 2002. Preliminary total cash expenditures for fiscal year 2003 were $7.6 billion and the preliminary ending cash balance for the general fund was $179 million.

In fiscal year 2002, general fund revenues increased 7.1% to $7.5 billion and general fund expenditures were $8.5 billion, or $1.6 billion over budget. Total cash expenditures were $7 billion, which was down slightly from fiscal year 2001's $7.1 billion. The ending general fund balance was $173 million, which was a 45% decrease from the previous year. At the end of fiscal year 2002, there was a $193 million unreserved general fund deficit. Fiscal year 2002 ended with a $350 million general fund cash balance, up from $125 million at the end of fiscal year 2001. However, the increase in fiscal year 2002 was due primarily to timing differences of authorized payments.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.4% for fiscal year 2001. However, in fiscal year 2002, the unemployment rate increased to 12.0% and for fiscal year 2003 ended at 12.1%. The increase in the unemployment rate in the last two years is partly due to an increased labor force.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of over $8 billion, which the government is partially addressing by using some of the proceeds of the privatization of its telephone system to pay down the liability. Additionally, the government changed its pension system from a defined benefit to a defined contribution plan.

S&P rates Puerto Rico's general obligation debt at A-, with a negative outlook. Moody's rates the island's general obligation debt at Baa1 with a stable outlook. The S&P rating has been at A- since 2002 and the Moody's rating has been at Baa1 since 1976.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. Now in its 8th year, the 10-year phase out has shown that certain manufacturing reductions and closures have been partially offset by expansions, which are being enabled by the use of alternate organizational and tax structures. In fiscal year 2002, manufacturing provided 42% of Puerto Rico's gross domestic product and 13% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and it's financial and credit position.

Guam. An estimated 159,547 people call Guam home. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Typhoon Paka (December 1997) and Supertyphoon Pongsona (December 2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999 and 2000 after a huge decline in 1998 after Typhoon Paka. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002. Guam has seen an increase in tourism in March 2004 as compared to a year earlier. Guam has experienced several years of negative employment growth (the payroll employment has dropped from 68,440 in 1996 to 54,790 is 2003). Unemployment has declined slightly to 11.4% in 2002 from 15.3% in 2000. Estimated gross domestic product is $2.5 billion.

Guam's financial position has deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. However, due to the Japanese economic crisis and Typhoon Paka, the financial plan has not been followed. As a result, Guam had negative operations in fiscal 1999. Guam was able to post a small surplus in 2000, but Guam's accumulated deficit fund balance was $100 million, which is 30% of expenditures. Guam had deficits of $30 million and $21 million for fiscal year 2001 and fiscal year 2002 respectively. Guam experienced a change in administration in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which lead to a reduction in the government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax.


While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability. It originally hoped to issue debt to fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.


As of April 2004, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.

Mariana Islands. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the US. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s, however recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the competitive advantages of commonwealth manufacturing. The commonwealth's gross business revenues were $1.4 billion in 1993 then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $2.0 billion for 2002.

Tourism is estimated to comprise 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 442,663 in 2003. The recent declines have been due to economic weakness in Asia, the effects of September 11th , SARS (although there have been no outbreaks in Mariana Islands) and the war in Iraq.

The commonwealth's financials have been strained for several years. Unaudited statements for fiscal year 2002 identify a $12 million deficit, which increased the accumulated deficit to $74 million. Unaudited fiscal year 2003 financials predict improved operations resulting in essentially balanced operations, which maintains the $74 million accumulated deficit. The commonwealth also has a large unfunded pension liability as well.

The population of all the islands combined as of 2003 was estimated at 74,151, a 7% increase from the 2000 census.

U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990's. As such, the U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product. Although the island's tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of island's visitors arrive via cruise ships. In 2003, cruise ship passenger arrivals posted a 2.0% increase from the previous year. Meanwhile, hotel occupancy rates remain stable at approximately 57%.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (close to 90% of all revenues), together with the effects of three major hurricanes in the past fifteen years, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual general fund deficits. The cash-flow crisis in the Government apparently intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. The Government's unaudited financial results for fiscal year 2002 noted a $72.3 million General Fund deficit on a budgetary basis (non-GAAP). In fiscal year 2003, the Government has reportedly stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government's unaudited figures indicate that General Fund revenues will exceed expenditures by approximately $10.6 million on a budgetary basis (non-GAAP).

In October 1999, the Government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
-----------------------------------------------------------------

                                      Number
                                       of
                                     Portfolios
  Name, Age                          in Fund
 and Address               Length    Complex         Other
                           of Time   Overseen    Directorships
                Position    Served   by Board        Held
                                      Member*
-----------------------------------------------------------------
Frank H.      Trustee      Since     112           None
Abbott, III                1984
(83)
One Franklin
Parkway San
Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------
Harris J.     Trustee      Since     141       Director, Bar-S
Ashton (72)                1984                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years: Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph      Trustee      Since      142        None
Fortunato                   1989
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Trustee      Since     97        Director,
Holiday (52)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas); H.J.
                                               Heinz Company (processed foods
                                               and allied products); RTI
                                               International Metals, Inc.
                                               (manufacture and distribution of
                                               titanium); and Canadian National
                                               Railway (railroad).


Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     114       Director, The
LaHaye (75)                1984                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906


Principal Occupation During Past 5 Years:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Gordon S.     Trustee      Since     141       Director, White
Macklin (76)               1992                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               formerly,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

-----------------------------------------------------------------

Interested Board Members and Officers
-----------------------------------------------------------------


  Name, Age     Position   Length    Number          Other
and Address               of Time     of          Directorships
                           Served    Portfolios       Held
                                     in Fund
                                     Complex
                                     Overseen
                                    by Board
                                      Member*
-----------------------------------------------------------------
**Charles B.  Trustee and  Since     141              None
Johnson (71)  Chairman of  1984
One Franklin  the Board
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin/ Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee   124              None
Johnson, Jr.  President    since
(63)            and        1984,
One Franklin   Chief      President
Parkway       Executive     since
San Mateo,    Officer-    1993 and
CA 94403-1906 Investment  Chief Executive
              Management Officer-Investment
                          Management since
                             2002

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Sheila        Vice         Since     Not          None
Amoroso (44)  President    1999   Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not           None
Burns (59)    President    1986    Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Rafael R.     Vice         Since     Not         None
Costas, Jr.   President    1999   Applicable
(39)
One Franklin
Parkway
San Mateo,
CA 94403-1906


Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Martin L.     Vice         Since     Not          None
Flanagan (44) President    1995   Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since       Not          None
Gambill (56)  President     2002      Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091


Principal Occupation During Past 5 Years: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since       Not            None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not              None
Green (56)    President    2000    Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Diomedes      Treasurer    Since     Not               None
Loo-Tam (65)               March   Applicable
One Franklin               2004
Parkway
San Mateo,
CA 94403-1906

Principal Occupation During Past 5 Years:
Officer of 51 of the investment companies in Franklin Templeton
Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not          Director, FTI
Magdol (67)   President -  2002    Applicable    Banque, Arch
600 Fifth     AML                                Chemicals, Inc.
Avenue        Compliance                          and Lingnan
Rockefeller                                       Foundation.
Center
New York, NY
10020-2302


Principal Occupation During Past 5 Years: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not               None
Simpson (67)  President    2000    Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906


Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------


Galen G.      Chief        Since       Not              None
Vetter (52)   Financial    May 2004  Applicable
500 East      Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and formerly, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
-----------------------------------------------------------------
Thomas Walsh  Vice         Since        Not               None
(42)          President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906


Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                           Number of
                             Total Fees     Boards in
                              Received     Franklin
                   Total        from       Templeton
                   Fees      Franklin      Investments
                  Received   Templeton       on which
                  from the   Investments/2    Each
 Name             Trust/1       ($)          Serves/3
-------------------------------------------------------
Frank H. Abbott,    24,467     179,599         27
III
Harris J. Ashton    25,202     369,700         46
S. Joseph Fortunato 23,766     369,700         47
Edith E. Holiday    31,700     297,707         33
Frank W.T. LaHaye   23,143     174,322         29
Gordon S. Macklin   23,902     369,700         46

1. For the fiscal year ended February 29, 2004.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

Independent Board Members

--------------------------------------------------------------------
                                                 Aggregate Dollar
                                                 Range of Equity
                                                Securities in All
                                                Funds Overseen by
                       Dollar Range of Equity  the Board Member in
Name of Board Member   Securities in each Fund     the Franklin
                                                  Templeton Fund
                                                     Complex
--------------------------------------------------------------------
Frank H. Abbott, III            None              Over $100,000

Harris J. Ashton                None              Over $100,000

S. Joseph Fortunato          High Yield Fund      Over $100,000
                              Over $100,000

Edith E. Holiday             High Yield Fund      Over $100,000
                              Over $100,000

                               Federal
                             Intermediate-
                              Term Fund
                           $10,001- $50,000

Frank W.T. LaHaye         High Yield Fund         Over $100,000
                            $1 - $10,000

Gordon S. Macklin               None              Over $100,000

Interested Board Members
--------------------------------------------------------------------
                                                  Aggregate Dollar
                                                  Range of Equity
                                                 Securities in All
                                                 Funds Overseen by
                                                  the Board Member
                                                  in the Franklin
                        Dollar Range of Equity     Templeton Fund
Name of Board Member   Securities in each Fund        Complex
--------------------------------------------------------------------
Charles B. Johnson               None              Over $100,000

Rupert H. Johnson, Jr.           None              Over $100,000

Board committees The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Edith E. Holiday and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon
S. Macklin.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended February 29, 2004, the Audit Committee met seven times; the Nominating Committee met once.


Management and Other Services
-------------------------------------------------------------------------------

Manager and services provided Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Funds' management agreements. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Funds' investment performance, expenses, portfolio composition, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Funds' investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Funds' investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreements was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o Performance. Performance of the single state funds and Federal Intermediate-Term and High Yield Funds was considered in reference to peer groups of single state municipal debt funds, and federal intermediate and high yield municipal debt funds, respectively, as selected by the independent third party analyst, with particular emphasis being given to income return in view of the Funds' primary objective of furnishing tax-free income. In evaluating performance, attention was given to both the short-term and long-term performance of the Funds in comparison with their respective peer groups, in comparison to those particular indices relevant to municipal debt funds, and to the Funds' compliance with its specific investment goals and investment restrictions.


o Expenses. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Funds in relation to those within the relevant peer groups of single state municipal debt funds, and federal intermediate and high yield municipal debt funds, respectively, as selected by the independent third party analyst. Emphasis is placed on the Funds' overall comparative expense ratio within such peer groups in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o Quality of services. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o Manager's profitability. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


Management fees Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million;
  and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and


o 9/240 of 1% of the value of its net assets in excess of $250 million.


The Federal Limited-Term Fund pays the manager a fee equal to an annual rate of:

o 0.500 of 1% of the value of the average daily net assets of the Fund up to and including $100 million;

o 0.450 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;

o 0.425 of 1% of the value of average daily net assets over $250 million, up to and including $500 million; and

o  0.400 of 1% of the value of average daily net assets over $500 million.


The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002, the Funds paid the following management fees:

                                    Management Fees Paid ($)
                            ------------------------------------------
                                 2004           2003         2002
----------------------------------------------------------------------
Arizona Fund                     4,504,067      4,452,495   4,322,070
Colorado Fund                    1,951,777      1,912,349   1,725,363
Connecticut Fund                 1,658,094      1,673,892   1,533,804
Double Tax-Free Fund             1,714,663      1,513,760   1,298,927
Federal Intermediate-Term        2,168,068      1,605,689   1,100,091
Fund
Federal Limited-Term Fund1               0              -           -
High Yield Fund                 23,532,184     23,662,011  24,294,884
New Jersey Fund                  4,582,962      4,300,177   3,778,568
Oregon Fund                      3,085,337      2,967,604   2,656,447
Pennsylvania Fund                4,073,989      3,788,192   3,498,055

1. For the fiscal year ended September 1, 2003 through February 29, 2004 management fees, before any advance waiver, totaled $43,166. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services has an agreement with the Federal Limited-Term Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees For all Funds, except Federal Limited-Term Fund, the manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;

o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of each Fund's average daily net assets over $1.2 billion.

The Federal Limited-Term Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the Fund.


During the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002, the manager paid FT Services the following administration fees:

                                  Administration Fees Paid ($)
                           -------------------------------------------
                               2004           2003          2002
----------------------------------------------------------------------
Arizona Fund                   1,219,426      1,207,619     1,168,262
Colorado Fund                    542,899        525,916       467,507
Connecticut Fund                 453,808        455,512       408,156
Double Tax-Free Fund             467,419        405,962       342,190
Federal Intermediate-Term        598,799        428,828       282,788
Fund1
Federal Limited-Term Fund              0              -             -
High Yield Fund                4,447,618      4,482,851     4,580,186
New Jersey Fund                1,236,648      1,169,148     1,047,209
Oregon Fund                      880,912        841,018       742,162
Pennsylvania Fund              1,124,015      1,056,778       991,696


1. For the fiscal year ended September 1, 2003 through February 29, 2004 administration fees, before any advance waiver, totaled $17,266. Under an agreement by FT Services to waive its fees, the Fund paid the administration fees shown.

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Each Fund may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


Custodian Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

Auditor PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002, the Funds did not pay any brokerage commissions.

As of February 29, 2004, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.


Taxable income dividends. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, it is not anticipated that any Fund dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.


DISTRIBUTIONS OF CAPITAL GAINS


Capital gain distributions. Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

Sunsetting of provisions. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your taxable income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.


Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of fund shares

Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.


Sales at a loss within six months of purchase. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


Backup withholding By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Dividends-received deduction for corporations For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for this deduction.

Qualified dividend income for individuals For the same reason, none of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.


Investment in complex securities Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.


Treatment of private activity bond interest Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


Organization, Voting Rights and Principal Holders

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


The Arizona, High Yield, New Jersey and Pennsylvania Funds currently offer three classes of shares, Class A, Class B and Class C. The Colorado, Connecticut, Double Tax-Free, Federal Intermediate-Term and Oregon Funds currently offer two classes of shares, Class A and Class C. The full title of each class is:


o Franklin Arizona Tax-Free Income Fund - Class A o Franklin Arizona Tax-Free Income Fund - Class B o Franklin Arizona Tax-Free Income Fund - Class C o Franklin Colorado Tax-Free Income Fund - Class A o Franklin Colorado Tax-Free Income Fund - Class C o Franklin Connecticut Tax-Free Income Fund - Class A o Franklin Connecticut Tax-Free Income Fund - Class C o Franklin Double Tax-Free Income Fund - Class A o Franklin Double Tax-Free Income Fund - Class C
o Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A

o Franklin Federal Intermediate-Term Tax-Free Income Fund - Class C

o Franklin Federal Limited-Term Tax-Free Income Fund
o Franklin High Yield Tax-Free Income Fund - Class A
o Franklin High Yield Tax-Free Income Fund - Class B
o Franklin High Yield Tax-Free Income Fund - Class C
o Franklin New Jersey Tax-Free Income Fund - Class A
o Franklin New Jersey Tax-Free Income Fund - Class B
o Franklin New Jersey Tax-Free Income Fund - Class C
o Franklin Oregon Tax-Free Income Fund - Class A
o Franklin Oregon Tax-Free Income Fund - Class C
o Franklin Pennsylvania Tax-Free Income Fund - Class A
o Franklin Pennsylvania Tax-Free Income Fund - Class B
o Franklin Pennsylvania Tax-Free Income Fund - Class C

Before December 1, 2001, the Franklin Double Tax-Free Income Fund was named Franklin Puerto Rico Tax-Free Income Fund.


The Federal Limited-Term Fund offers only one share class. The Federal Limited-Term Fund began offering Class A shares on September 1, 2003. Shares of the Fund are considered Class A shares for redemption, exchange and other purposes.


The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of June 1, 2004, the principal shareholders of the Funds, beneficial or of record, were:

Name and Address             Share Class  Percentage
                                             (%)
-------------------------------------------------------

Franklin Limited-Term Fund
Franklin Advisers Inc.         Class A       7.72
One Franklin Parkway
San Mateo, CA 94403-1906


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc. (Advisers). As principal shareholders of Advisers, they may be able to control the voting of Advisers' shares of the Fund.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 1, 2004, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares


Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


Initial sales charges The maximum initial sales charge is 2.25% for the Federal Intermediate-Term Fund. For each of the other Funds, the maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B and Class C. There is no initial sales charge for the Federal Limited-Term Fund.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


Cumulative quantity discount. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the original cost or the current offering price, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.


Letter of intent (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

Group purchases. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Waivers for investments from certain payments. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

  If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

  If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Waivers for certain investors. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments and members of law firms that provide legal counsel to the funds, and their family members, consistent with our then-current policies


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

Dealer compensation Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Contingent deferred sales charge (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchases over $250 million in the High Yield Fund.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within this % is deducted this many years after buying them from your proceeds as a CDSC

--------------------------------------------------------------

1 Year                                            4
2 Years                                           4
3 Years                                           3
4 Years                                           3
5 Years                                           2
6 Years                                           1
7 Years                                           0

CDSC waivers. The CDSC for any share class generally will be waived for:

o Account fees

o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a ~systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Redemptions in kind Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like ~to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

~A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U. S. or state government as directed.

PRICING SHARES
-------------------------------------------------------------------------------
When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market ~transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 29, 2004 and February 28, 2003 and 2002:

                                                          AMOUNT
                                                         RECEIVED IN
                                                         CONNECTION
                                                           WITH
                              TOTAL          AMOUNT      REDEMPTIONS
                           COMMISSIONS    RETAINED BY        AND
                             RECEIVED     DISTRIBUTORS   REPURCHASES
                               ($)            ($)            ($)
----------------------------------------------------------------------
2004
Arizona Fund              1,832,995        248,458         41,810
Colorado Fund               689,525         83,892         34,264
Connecticut Fund            482,334         56,816         11,985
Double Tax-Free Fund      1,291,473        151,065         23,177
Federal                     945,800        125,294         29,297
Intermediate-Term Fund
Federal Limited-Term Fund         -              -              -
High Yield Fund           8,701,807      1,100,695        462,144
New Jersey Fund           2,066,995        236,565        157,851
Oregon Fund               1,491,995        187,365         38,868
Pennsylvania Fund         2,052,238        223,050         89,904

2003
Arizona Fund              2,267,449        173,161         82,916
Colorado Fund             1,173,612         78,326         51,492
Connecticut Fund            869,588         54,049         79,313
Double Tax-Free Fund      1,324,496         95,194          3,838
Federal                   1,002,579        133,541         37,375
Intermediate-Term Fund
High Yield Fund           7,770,207        555,465        458,354
New Jersey Fund           2,639,230        167,955        139,267
Oregon Fund               2,080,324        149,604         15,776
Pennsylvania Fund         2,356,321        168,254         43,839

2002
Arizona Fund              2,608,002        179,333         15,873
Colorado Fund             1,074,660         67,874         18,369
Connecticut Fund            927,650         56,207         18,470
Double Tax-Free Fund        954,390         60,996          8,386
Federal                     471,017         66,678          7,246
Intermediate-Term Fund
High Yield Fund           7,286,147        458,470        317,803
New Jersey Fund           2,466,619        153,079         69,961
Oregon Fund               1,951,521        126,807         32,892
Pennsylvania Fund         1,862,947        113,773         24,460


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) fees The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their ~shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

The Class A plan. Each Fund may pay up to 0.10% per year of Class A's average daily net assets. In implementing the Class A plan, the board has determined that the annual fees payable under the plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be equal to the sum of:
(i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate for each fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

 The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Federal Limited-Term Fund's plan is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

For the fiscal year ended February 29, 2004, the amounts paid by the Funds pursuant to the Class A plan were:

                                                            DOUBLE
                        ARIZONA   COLORADO   CONNECTICUT   TAX-FREE
                          ($)        ($)         ($)          ($)
----------------------------------------------------------------------
Advertising            44,427      72,825     16,184        12,448
Printing and mailing
 prospectuses other
than to current
shareholders            2,394       3,625        914         1,314
Payments to
 underwriters          12,080      24,836      4,203         6,872
Payments to
 broker-dealers       768,089     345,656    229,160       241,791
Other                  52,408      89,816     19,926        20,341
                      ------------------------------------------------
Total                 879,398     536,758    270,387       282,766
                      ------------------------------------------------

                        FEDERAL     FEDERAL
                      INTERMEDIATELIMITED-TERMHIGH YIELD   NEW JERSEY
                          ($)         ($)         ($)         ($)
-----------------------------------------------------------------------
Advertising             8,867     690         134,658     39,192
Printing and mailing
 prospectuses other
 than to current
 shareholders             211     -             8,662      1,851
Payments to
 underwriters           5,411     428          36,822     14,207
Payments to
 broker-dealers       384,536     8,265     3,785,498    675,295
Other                  10,776     823         161,190     48,612
                      -------------------------------------------------
Total                 409,801     10,206    4,126,830    779,157
                      -------------------------------------------------

                        OREGON    PENNSYLVANIA
                          ($)         ($)
-----------------------------------------------
Advertising           29,904      34,413
Printing and mailing
prospectuses other
than to current
shareholders           1,883       1,986
Payments to
underwriters          10,125      13,320
Payments to broker
dealers              466,044     625,042
Other                 43,220      50,137
                      -------------------------
Total                 551,176    724,898
                      -------------------------

The Class B and C plans. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 29, 2004, were:

                                 ARIZONA    HIGH      NEW     PENNSYLVANIA
                                   ($)      YIELD    JERSEY       ($)
                                             ($)       ($)
---------------------------------------------------------------------------
Advertising                        2,669     26,965     7,661      4,168
Printing and mailing
prospectuses other than to            91      1,244      296         120
current shareholders
Payments to underwriters           1,485     12,799     4,709      3,277
Payments to broker-dealers       139,625 1 ,403,586   456,670    271,803
Other                              3,313     32,598    11,043      6,171
                                ----------------------------------------
Total                            147,183  1,477,192   480,379    285,539
                                -------------------------------------------


Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 29, 2004, were:

                                                 DOUBLE    FEDERAL
                  ARIZONA  COLORADO CONNECTICUT  TAX-FREE  INTERMEDIATE-TERM
                    ($)      ($)       ($)         ($)        ($)
----------------------------------------------------------------------
Advertising        4,688    5,981      4,893    4,213       568
Printing and
 mailing
prospectuses
other than to
current              150      204        210      217         3
shareholders
Payments to
underwriters       2,495    2,518      1,760    3,618       177
Payments to
broker-dealers   247,236  266,700    278,569  232,583     21,902
Other              5,500    6,466      5,438    6,369          -
                  ----------------------------------------------------
Total            260,069  281,869    290,870  247,000     22,650
                  ----------------------------------------------------

                     HIGH YIELD  NEW JERSEY    OREGON    PENNSYLVANIA
                         ($)         ($)         ($)         ($)
----------------------------------------------------------------------
Advertising            40,405      13,327      7,181       8,010
Printing and
mailing
prospectuses other
than to current         1,861         393         368        303
shareholders
Payments to
underwriters           15,648       7,342      4,060       4,865
Payments to
 broker-dealers     3,297,299     649,943    490,038     478,337
Other                  43,903      15,665     11,219      11,178
                    --------------------------------------------------
Total               3,399,116     686,670    512,866     502,693
                    --------------------------------------------------


The Class A, B and C plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended February 29, 2004, were:

                                                               SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------

CLASS A
Arizona Fund         09/01/87   3.44      4.07      4.99     -
Colorado Fund        09/01/87   1.88      4.43      5.26     -
Connecticut Fund     10/03/88   0.29      3.86      4.82     -
Double Tax-Free Fund 04/03/85   1.65      4.44      5.28     -
Federal
Intermediate-Term    09/21/92   3.98      4.86      5.45     -
Fund
Federal              09/01/03    -         -         -    1.74
Limited-Term Fund
High Yield Fund      03/18/86   5.10      3.68      5.35     -
New Jersey Fund      05/12/88   1.79      4.60      5.25     -
Oregon Fund          09/01/87   2.31      4.29      5.03     -
Pennsylvania Fund    12/01/86   1.13      4.42      5.29     -

                                                       SINCE
                     INCEPTION    1 YEAR     5 YEARS  INCEPTION
                        DATE        (%)        (%)      (%)
---------------------------------------------------------------

Class B
Arizona Fund         02/01/00   3.28        -         6.67
High Yield Fund      01/01/99   5.09        3.71      3.94
New Jersey Fund      02/01/00   1.67        -         7.10
Pennsylvania Fund    02/01/00   1.06        -         7.15

                                                       SINCE
                     INCEPTION    1 YEAR     5 YEARS  INCEPTION
                        DATE        (%)        (%)      (%)
---------------------------------------------------------------

Class C
Arizona Fund            05/01/95    6.42       4.43      5.30
Colorado Fund           05/01/95    4.75       4.76      5.69
Connecticut Fund        05/01/95    3.12       4.21      5.28
Double Tax-Free Fund    05/01/95    4.67       4.82      5.63
Federal
Intermediate-Term       07/01/03    -          -         1.96
Fund
High Yield Fund         05/01/95    8.16       4.00      5.58
New Jersey Fund         05/01/95    4.72       4.93      5.67
Oregon Fund             05/01/95    5.30       4.64      5.42
Pennsylvania Fund       05/01/95    4.04       4.77      5.59

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended February 29, 2004, were:

                                                              SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------

CLASS A
Arizona Fund         09/01/87   3.44      4.06      4.91     -
Colorado Fund        09/01/87   1.88      4.43      5.23     -
Connecticut Fund     10/03/88   0.29      3.86      4.82     -
Double Tax-Free Fund 04/03/85   1.60      4.42      5.23     -
Federal                                                      -
Intermediate-Term    09/21/92   3.98      4.86      5.45
Fund
Federal              09/01/03   -         -         -     1.74
Limited-Term Fund
High Yield Fund      03/18/86   5.10      3.68      5.35     -
New Jersey Fund      05/12/88   1.79      4.60      5.25     -
Oregon Fund          09/01/87   2.32      4.29      5.03     -
Pennsylvania Fund    12/01/86   1.13      4.42      5.26     -

                                                         SINCE
                     INCEPTION    1 YEAR      5 YEAR    INCEPTION
                        DATE        (%)         (%)       (%)
-----------------------------------------------------------------

CLASS B
Arizona Fund         02/01/00   3.28        -           6.67
High Yield Fund      01/01/99   5.09        3.71        3.94
New Jersey Fund      02/01/00   1.67        -           7.10
Pennsylvania Fund    02/01/00   1.06        -           7.15

                                                         SINCE
                     INCEPTION    1 YEAR      5 YEARS   INCEPTION
                        DATE        (%)         (%)       (%)
-----------------------------------------------------------------

CLASS C
Arizona Fund            05/01/95    6.42       4.42        5.22
Colorado Fund           05/01/95    4.75       4.76        5.66
Connecticut Fund        05/01/95    3.11       4.21        5.28
Double Tax-Free Fund    05/01/95    4.61       4.80        5.58
Federal
Intermediate-Term       07/01/03    -          -           1.96
Fund
High Yield Fund         05/01/95    8.16       4.00        5.57
New Jersey Fund         05/01/95    4.72       4.93        5.67
Oregon Fund             05/01/95    5.30       4.64        5.42
Pennsylvania Fund       05/01/95    4.03       4.77        5.55


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
     D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.


Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after ~deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended February 29, 2004, were:

                                                               SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------

CLASS A
Arizona Fund         09/01/87   3.86      4.18      4.97     -
Colorado Fund        09/01/87   2.75      4.47      5.22     -
Connecticut Fund     10/03/88   1.69      3.98      4.86     -
Double Tax-Free Fund 04/03/85   2.61      4.47      5.22     -
Federal                                                      -
Intermediate-Term    09/21/92   3.89      4.78      5.35
Fund
Federal              09/01/03   -         -         -     1.31
Limited-Term Fund
High Yield Fund      03/18/86   5.27      3.92      5.43     -
New Jersey Fund      05/12/88   2.68      4.62      5.22     -
Oregon Fund          09/01/87   3.03      4.34      5.02     -
Pennsylvania Fund    12/01/86   2.26      4.48      5.27     -

                                                       SINCE
                     INCEPTION    1 YEAR     5 YEARS  INCEPTION
                        DATE        (%)        (%)      (%)
---------------------------------------------------------------

CLASS B
Arizona Fund         02/01/00   3.62        -         6.39
High Yield Fund      01/01/99   5.14        3.89      4.09
New Jersey Fund      02/01/00   2.46        -         6.75
Pennsylvania Fund    02/01/00   2.08        -         6.81

                                                       SINCE
                     INCEPTION    1 YEAR     5 YEARS  INCEPTION
                        DATE        (%)        (%)      (%)
---------------------------------------------------------------

CLASS C
Arizona Fund            05/01/95    5.65       4.42      5.18
Colorado Fund           05/01/95    4.47       4.69      5.55
Connecticut Fund        05/01/95    3.39       4.22      5.20
Double Tax-Free Fund    05/01/95    4.43       4.73      5.48
Federal
Intermediate-Term       07/01/03    -          -         1.99
Fund
High Yield Fund         05/01/95    7.12       4.14      5.57
New Jersey Fund         05/01/95    4.44       4.84      5.54
Oregon Fund             05/01/95    4.82       4.58      5.31
Pennsylvania Fund       05/01/95    4.00       4.71      5.47


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              DR

where:

P =   a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.



Cumulative total return Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, ~the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 29, 2004 were:

                                                              SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------

CLASS A
Arizona Fund         09/01/87   3.44      22.08     62.68    -
Colorado Fund        09/01/87   1.88      24.20     66.95    -
Connecticut Fund     10/03/88   0.29      20.86     60.17    -
Double Tax-Free Fund 04/03/85   1.65      24.26     67.28    -
Federal
Intermediate-Term    09/21/92
Fund                            3.98      26.78     69.95    -
Federal              09/01/03
Limited-Term Fund               -         -         -     1.74
High Yield Fund      03/18/86   5.10      19.79     68.38    -
New Jersey Fund      05/12/88   1.79      25.19     66.80    -
Oregon Fund          09/01/87   2.31      23.36     63.38    -
Pennsylvania Fund    12/01/86   1.13      24.16     67.43    -

                                                       SINCE
                     INCEPTION    1 YEAR     5 YEARS  INCEPTION
                        DATE        (%)        (%)      (%)
---------------------------------------------------------------

CLASS B
Arizona Fund         02/01/00   3.28        -         30.09
High Yield Fund      01/01/99   5.09        19.97     22.07
New Jersey Fund      02/01/00   1.67        -         32.27
Pennsylvania Fund    02/01/00   1.06        -         32.52

                                                       SINCE
                     INCEPTION    1 YEAR     5 YEARS  INCEPTION
                        DATE        (%)        (%)      (%)
---------------------------------------------------------------

CLASS C
Arizona Fund         05/01/95   6.42        24.20     57.77
Colorado Fund        05/01/95   4.75        26.19     63.03
Connecticut Fund     05/01/95   3.12        22.92     57.50
Double Tax-Free Fund 05/01/95   4.67        26.53     62.29
Federal
Intermediate-Term    07/01/03   -           -         1.96
Fund
High Yield Fund      05/01/95   8.16        21.69     61.52
New Jersey Fund      05/01/95   4.72        27.21     62.83
Oregon Fund          05/01/95   5.30        25.46     59.43
Pennsylvania Fund    05/01/95   4.04        26.24     61.63

Current yield Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yields for the 30-day period ended February 29, 2004, were:

                           CLASS A     CLASS B   CLASS C
                              (%)        (%)       (%)
-----------------------------------------------------------
Arizona Fund                  3.48       3.08      3.08
Colorado Fund                 3.49       -         3.10
Connecticut Fund              3.45       -         3.05
Double Tax-Free Fund          3.55       -         3.16
Federal Intermediate-Term     2.88       -         2.38
Fund
Federal Limited-Term Fund     1.23       -         -
High Yield Fund               4.39       4.04      4.04
New Jersey Fund               3.46       3.07      3.07
Oregon Fund                   3.51       -         3.16
Pennsylvania Fund             3.28       2.86      2.87


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1) - 1]

             cd

where:

a   = interest earned during the period

b   = expenses accrued for the period (net of reimbursements)

c   = the average daily number of shares outstanding during the period that were entitled to receive dividends

d   = the maximum offering price per share on the last day of the  period


Taxable-equivalent yield Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 29, 2004, were:

                           Class A     Class B   Class C
                              (%)        (%)       (%)
-----------------------------------------------------------
Arizona Fund                  5.64       4.99      4.99
Colorado Fund                 5.63       -         5.00
Connecticut Fund              5.59       -         4.94
Double Tax-Free Fund          5.46       -         4.86
Federal                       4.43       -         3.66
Intermediate-Term Fund
Federal Limited-Term Fund     1.89       -            -
High Yield Fund               6.75       6.22      6.22
New Jersey Fund               5.69       5.04      5.04
Oregon Fund                   5.93       -         5.34
Pennsylvania Fund             5.19       4.53      4.54

As of February 29, 2004, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were:


                             Combined
                               Rate
                               (%)
----------------------------------------

Arizona Fund                   38.28
Colorado Fund                  38.01
Connecticut Fund               38.25
Double Tax-Free Fund           35.00

Federal Intermediate-Term      35.00
Fund

Federal Limited-Term Fund      35.00
High Yield Fund                35.00
New Jersey Fund                39.14
Oregon Fund                    40.85
Pennsylvania Fund              36.82

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


Current distribution rate Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 29, 2004, were:

                           Class A     Class B   Class C
                              (%)        (%)       (%)
-----------------------------------------------------------
Arizona Fund                  4.33       3.93      3.95
Colorado Fund                4.26       -         3.88
Connecticut Fund              4.13       -         3.75
Double Tax-Free Fund          4.06       -         3.69
Federal Intermediate-Term     3.48       -         3.01
Fund
Federal Limited-Term Fund     1.38       -            -
High Yield Fund               5.28       4.90      4.88
New Jersey Fund               4.18       3.81      3.79
Oregon Fund                   4.25       -         3.86
Pennsylvania Fund             4.13       3.75      3.75

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 29, 2004, were:

                           Class A     Class B   Class C
                              (%)        (%)       (%)
-----------------------------------------------------------
Arizona Fund                  7.02       6.37      6.39
Colorado Fund                 6.87       -         6.26
Connecticut Fund              6.70       -         6.07
Double Tax-Free Fund          6.24       -         5.68
Federal Intermediate-Term     5.36       -         4.63
Fund
Federal Limited-Term Fund     2.12       -            -
High Yield Fund               8.12       7.54      7.50
New Jersey Fund               6.87       6.26      6.23
Oregon Fund                   7.19       -         6.53
Pennsylvania Fund             6.54       5.94      5.93


Volatility Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Comparisons To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers U.S. Aggregate Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The Wall Street Journal, and Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.


o Citigroup Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.


Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has $345 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 104 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $49 billion in municipal security assets for over 650,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2004, taxes could cost $42.15 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 11.0% as of January 1, 2004 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their 2004-2005 annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

Moody's Investors Service (Moody's)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, ~or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit ~stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Investors Service, Inc. (Fitch)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service ~requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

Moody's

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & Commercial Paper Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging ~from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT

The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA As a result of Section 43-1021(3) of the Arizona Income Tax Code, interest on obligations of the state of Arizona or its political subdivisions is exempt from the Arizona individual income tax. Section 43-1022(6) provides similar tax-exempt treatment for interest on obligations of the United States. Pursuant to Arizona Individual Income Tax Ruling 02-2, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt U.S. obligations. In addition, in a private ruling issued to another taxpayer, the Arizona Department of Revenue has extended this pass-through treatment to exempt obligation of Arizona and its political subdivisions (Arizona Private Taxpayer Ruling (R00-004, June 27, 2000)), Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Arizona taxable income and are taxed at ordinary income tax rates.

COLORADO Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions and direct obligations of the United States. or its possessions is exempt from personal and corporate income tax. The instructions to the Colorado individual income tax return (and, with respect to interest from obligations of the United States, Colorado FYI tax Publication 20 dated December 1, 2001) indicates that distributions from a regulated investment company, such as the Colorado Fund, also will be exempt from personal and corporate income tax if the fund invests ~in such exempt obligations. Colorado FYI Tax Publication 20 also provides that this exclusion also applies to territorial obligations of the United States (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gains earned by the Fund are included in each shareholder's Colorado taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income tax rates.

CONNECTICUT Pursuant to Section 12-701(a)(20) of the Connecticut General Statutes, interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the state of Connecticut is exempt from the Connecticut personal income tax.
Section 12-701(a)(20) also provides that exempt-interest dividends from a regulated investment company, such as the Connecticut Fund, that are derived from such obligations, as well as exempt-interest dividends derived from obligations the income from which the state is prohibited from taxing under federal law (such as qualifying obligations of U.S. territories and possessions) will also be exempt from the Connecticut personal income tax. Corporate shareholders generally are subject to Connecticut corporation income taxes on distributions from the Fund.

Sections 12-701(a)(20) and 12-718 of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption.

Any distribution of capital gains earned by the Fund that are attributable to Connecticut obligations are exempt from Connecticut's individual income tax. All other distributions of capital gains earned by the Fund are included in each shareholder's Connecticut taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income rates.

NEW JERSEY Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In order to qualify as a qualified investment fund, the New Jersey Fund must, among other things, have not less than 80% of its investments (excluding cash, cash items, receivables and certain other financial instruments) invested in the tax exempt obligations described above. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. As a matter of policy, the Fund will continue to qualify as a qualified investment fund to try to ensure that the Fund continues to qualify to pay distributions that are exempt from the New Jersey gross income tax.


Any distributions of net short-term and net long-term capital gain earned by the Fund from taxable obligations are included in each shareholder's New Jersey taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

OREGON Sections 316.683 and 316-680 of the Oregon Revised Statutes and Oregon Administrative Rule Section 150-316.680-(B) provide that "state exempt-interest dividends" that are paid by a regulated investment company, such as the Oregon Fund, and designated by it as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year will be excluded from the shareholders' income for purposes of Oregon's personal income tax. "State exempt-interest dividends" include distributions of interest attributable both to obligations of the state of Oregon and its political subdivisions and to obligations of the United States, its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and possessions of any U.S. authority, commission or instrumentality. Corporate shareholders generally are subject to the Oregon corporation excise and income tax on distributions from the Fund. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully ~taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gain earned by the Fund are generally included in each shareholder's Oregon taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income tax rates.


PENNSYLVANIA Sections 301 and 303 of the Tax Reform Code of Pennsylvania provides, in part, that interest income derived from obligations that are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the United States is exempt from state personal income tax. Such exempt obligations generally include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority, and exempt obligations of the United States or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands).
Section 301 of the Tax Reform Code of Pennsylvania further provides that interest derived by an investment company, such as the Pennsylvania Fund, from such exempt obligations is not subject to the Pennsylvania personal income tax. Distributions paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. Distributions paid by the Fund also are generally exempt from the Philadelphia School District investment income tax to the same extent as the Pennsylvania personal income tax (distributions designated as capital gain dividends for federal income tax purposes will also generally be exempt from the Philadelphia School District investment net income tax).


Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Pennsylvania taxable income and are taxed at ordinary income tax rates.

Shareholders of the Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Fund consists of exempt obligations described above on the annual assessment date of January 1. Information regarding the portion of the value of the shares, if any, which is subject to the Pennsylvania personal property tax will be provided to shareholders of the Fund.

PUERTO RICO For U.S. citizens and residents, exempt-interest dividends received from the Double Tax-Free Fund generally are exempt from U.S. federal and state personal income taxation in states that impose an income tax, pursuant to section 103 of the Internal Revenue Code and 31 U.S.C. section 3124 (subject, however, to any limitations or restrictions imposed by a state). For Puerto Rico taxpayers, exempt-interest dividends, to the extent derived from Puerto Rico, Guam and Virgin Island obligations, generally will be exempt from Puerto Rico taxation pursuant to a ruling received by the fund dated May 24, 1996.




-------------------------------------------------------------------------------


                             FRANKLIN TAX-FREE TRUST
                               FILE NOS. 02-94222
                                   & 811-04149
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 22.  EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i) Restated Agreement and Declaration of Trust dated October 26, 1984 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of Agreement and Declaration of Trust dated July 16, 1991 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Certificate of Amendment of Agreement and Declaration of Trust dated April 21, 1992 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of Agreement and Declaration of Trust dated December 14, 1993 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of By-Laws dated December 8, 1987
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iii)Amendment to By-Laws dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of By-Laws dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v)  Amendment to By-Laws dated January 18, 1994 Filing:
                Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (vi) Amendment to By-Laws dated October 10, 2002

      (c)  Instruments Defining Rights of Security Holders

                Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated December 1, 1986 Filing: Post-Effective Amendment No. 21 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995 Filing:
                Post-Effective Amendment No. 22 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (iii) Management Agreement between Registrant and Franklin Advisers, Inc. on behalf of Franklin Connecticut Tax-Free Income Fund dated October 1, 1998
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  January 28, 2000

           (iv) Management Agreement between Registrant, on behalf of Franklin Federal-Limited Term Tax-Free Income Fund and Franklin Advisers, Inc. dated September 1, 2003

      (e)  Underwriting Contracts

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  June 28, 2001

           (ii) Form of Dealer Agreements effective as of March 1, 1998 between Franklin/Templeton Distributors, Inc. and securities dealers
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

          (iii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers dated November 1, 2003

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996 Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 25 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iii)Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (iv) Amendment dated September 2, 2003 to Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

           (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996 Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

      (h)  Other Material Contracts

           (i) Agreement between Registrant and Financial Guaranty Insurance Company dated March 8, 1985 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992 Registrant: Franklin New York Tax-Free Trust Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                File No. 33-7785 Filing
                Date: April 25, 1995

          (iii) Mutual Fund Agreement between Registrant and Financial Guaranty Insurance Company dated April 30, 1993 Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated January 1, 2001
                Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2001

           (v) Fund Administrative Services Agreement between Registrant, on behalf of Franklin Federal Limited-Term Tax-Free Income Fund, and Franklin Templeton Services, LLC dated September 1, 2003


      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated April 17, 1998 Filing:
                Post-Effective Amendment No. 25 to
                Registration Statement on Form N-1A .
                File No. 2-94222
                Filing Date: April 29, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Registered Public Accounting Firm

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated September 21, 1992 Filing:
                Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Letter of Understanding dated April 12, 1995 Filing:
                Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (m)  Rule 12b-1 Plan

           (i) Class A shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                Dated July 1, 1993:
                Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund

                Dated May 1, 1994:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii) Class C shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Dated October 10, 2000:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Rico Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  June 28, 2001

          (iii) Distribution Plan dated October 16, 1998 pursuant to Rule 12b-1 between the Registrant on behalf of Franklin High Yield Tax-Free Income Fund - Class B and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (iv) Class B Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Franklin Arizona Tax-Free Income Fund - Class B
                Franklin Florida Tax-Free Income Fund - Class B
                Franklin Insured Tax-Free Income Fund - Class B
                Franklin Michigan Insured Tax-Free Income Fund - Class B Franklin New Jersey Tax-Free Income Fund - Class B Franklin Ohio Insured Tax-Free Income Fund - Class B Franklin Pennsylvania Tax-Free Income Fund - Class B
                Filing: Post-Effective Amendment No. 29
                to Registration Statement on
                Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (v) Class C Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Federal Intermediate-Term Tax-Free Income Fund
               Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A
               File No. 2-94222
               Filing Date: June 16, 2003

          (vi) Class A Distribution Plan dated September 1, 2003, pursuant to Rule 12B-1 on behalf of Franklin Federal Limited-Term Tax- Free Income Fund and Franklin Advisers, Inc.

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated October 19, 1995 Filing:
                Post-Effective Amendment No. 25 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (ii) Multiple Class Plan dated March 19, 1998 on behalf of Franklin High Yield Tax-Free Income Fund Filing: Post-Effective Amendment No. 27 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1999

          (iii) Multiple Class Plan on behalf of Franklin Arizona Tax-Free Income Fund Filing: Post-Effective Amendment No. 29 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (iv) Multiple Class Plan on behalf of Franklin Florida Tax-Free Income Fund Filing: Post-Effective Amendment No. 29 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (v) Multiple Class Plan on behalf of Franklin Insured Tax-Free Income Fund Filing: Post-Effective Amendment No. 29 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (vi) Multiple Class Plan on behalf of Franklin Michigan Insured Tax-Free Income Fund Filing: Post-Effective Amendment No. 29 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

          (vii) Multiple Class Plan on behalf of Franklin New Jersey Tax-Free Income Fund Filing: Post-Effective Amendment No. 29 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

         (viii) Multiple Class Plan on behalf of Franklin Ohio Insured Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (ix) Multiple Class Plan on behalf of Franklin Pennsylvania Tax-Free Income Fund Filing: Post-Effective Amendment No. 29 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

            (x) Multiple Class Plan on behalf of Franklin Federal
                Intermediate-Term Tax-Free Income Fund Filing: Post-Effective Amendment No. 32 to Registration
                Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 16, 2003

      (p)  Code of Ethics

            (i) Code of Ethics dated May 2004

      (q) Power of Attorney dated May 12, 2004


Item 23.  Persons Controlled by or Under Common Control with the Fund

           None

Item 24.  Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25.  Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and /or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 26.   Principal Underwriters

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

Item 27.  Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin Templeton Investor Services, LLC both of whose address is One Franklin Parkway, San Mateo, CA. 94403-1906.

Item 28.  Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 29.  Undertakings

Not Applicable




                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of June, 2004.

                                  FRANKLIN TAX-FREE TRUST

                                  By: /S/ DAVID P. GOSS
                                      ------------------------
                                      David P. Goss
                                      Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*              Chief Executive Officer -
-----------------------
Rupert H. Johnson, Jr.               Investment Management
                                     Dated:  June 28, 2004

Jimmy D. Gambill*                    Chief Executive Officer -
-----------------
Jimmy D. Gambill                     Finance and Administration
                                     Dated:  June 28, 2004

Galen Vetter*                        Chief Financial Officer
-------------
Galen Vetter                         Dated:  June 28, 2004

Frank H. Abbott, III*                Trustee
---------------------
Frank H. Abbott, III                 Dated:  June 28, 2004

Harris J. Ashton*                    Trustee
-----------------
Harris J. Ashton                     Dated:  June 28, 2004

S. Joseph Fortunato*                 Trustee
--------------------
S. Joseph Fortunato                  Dated:  June 28, 2004

Edith E. Holiday*                    Trustee
-----------------
Edith E. Holiday                     Dated:  June 28, 2004

Charles B. Johnson*                  Trustee
-------------------
Charles B. Johnson                   Dated:  June 28, 2004

Frank W. T. LaHaye*                  Trustee
-------------------
Frank W. T. LaHaye                   Dated:  June 28, 2004

Gordon S. Macklin*                   Trustee
------------------
Gordon S. Macklin                    Dated:  June 28, 2004


*By   /S/ DAVID P. GOSS
      --------------------
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)






                            FRANKLIN TAX-FREE TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.       DESCRIPTION                                 LOCATION

EX-99.a(i)        Restated Agreement and Declaration of         *
                  Trust dated October 26, 1984

EX-99.a(ii)       Certificate of Amendment of Agreement and     *
                  Declaration of Trust dated July 16, 1991

EX-99.a(iii)      Certificate of Amendment of Agreement and     *
                  Declaration of Trust dated April 21, 1992

EX-99.a(iv)       Certificate of Amendment of Agreement and     *
                  Declaration of Trust dated December 14, 1993

EX-99.a(v)        Certificate of Amendment of Agreement and     *
                  Declaration of Trust dated March 21, 1995

EX-99.a(vi)       Certificate of Secretary Amendment of         *
                  Agreement and Declaration of Trust dated
                  August 31, 1999

EX-99.b(i)        By-Laws                                       *

EX-99.b(ii)       Certificate of Amendment of By-Laws dated     *
                  December 8,1987

EX-99.b(iii)      Amendment to By-Laws dated April 21, 1992     *

EX.99.b(iv)       Certificate of Amendment of By-Laws dated     *
                  December 14, 1993

EX-99.b(v)        Amendment to By-Laws dated January 18, 1994   *

EX-99.b(vi)       Amendment to By-Laws dated October 10, 2002   Attached

EX-99.d(i)        Management Agreement between Registrant       *
                  and Franklin Advisers, Inc.
                  dated December 1, 1986

EX-99.d(ii)       Amendment to Management Agreement between     *
                  Registrant and Franklin Advisers, Inc.
                  dated August 1, 1995

EX-99.d(iii)      Management Agreement between Registrant       *
                  and Franklin Advisers, Inc. on behalf of Franklin Connecticut Tax-Free Income Fund dated October 1, 1998

EX-99.d(iv)       Management Agreement between Registrant,      Attached
                  on behalf of Franklin Federal Limited-Term
                  Tax-Free Income Fund and Franklin Advisers, Inc.
                  dated September 1, 2003

EX-99.e(i)        Amended and Restated Distribution             *
                  Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc.
                  dated October 31, 2000

EX-99.e(ii)       Dealer Agreements Effective as of             *
                  March 1, 1998 between Franklin/Templeton
                  Distributors, Inc. and securities dealers

EX-99.e(iii)      Forms of Dealer Agreements                    Attached
                  Between Franklin/Templeton
                  Distributors, Inc., and Securities Dealers
                  Dated November 1, 2003

EX-99.g(i)        Master Custody Agreement between              *
                  Registrant and Bank of New York
                  dated February 16, 1996

EX-99.g(ii)       Amendment dated May 7, 1997 to Master         *
                  Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.g(iii)      Amendment dated February 27, 1998 to          *
                  Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.g(iv)       Amendment dated September 2, 2003, to         Attached
                  Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

EX-99.g(v)        Terminal Link Agreement between               *
                  Registrant and Bank of New York
                  dated February 16, 1996

EX-99.h(i)        Agreement between Registrant and              *
                  Financial Guaranty Insurance Company
                  dated March 8, 1985

EX-99.h(ii)       Amendment to Agreement between                *
                  Registrant and Financial Guaranty
                  Insurance Company
                  dated November 24, 1992

EX-99.h(iii)      Mutual Fund Agreement between Registrant      *
                  and Financial Guaranty Insurance Company dated April 30, 1993

EX-99.h(iv)       Subcontract for Fund Administrative           *
                  Services between Franklin Advisers, Inc.
                  and Franklin Templeton Services, LLC

EX-99.h(v)        Fund Administrative Services Agreement        Attached
                  between Registrant, on behalf of Franklin
                  Federal Limited-Term Tax-Free Income Fund, and Franklin Templeton Services, LLC dated September 1, 2003

EX-99.i(i)        Opinion and Consent of Counsel                *
                  dated April 17, 1998

EX-99.j(i)        Consent of Independent Registered Public      Attached
                  Accounting Firm

EX-99.l(i)        Letter of Understanding                       *
                  dated September 21, 1992

EX-99.l(ii)       Letter of Understanding                       *
                  dated April 12, 1994

EX-99.m(i)        Class A Shares Distribution Plans             *
                  pursuant to Rule 12b-1
                  dated July 1, 1993 and May 1, 1994

EX-99.m(ii)       Class C Shares Distribution Plan pursuant     *
                  to Rule 12b-1
                  dated October 10, 2000

EX-99.m(iii)      Distribution Plan dated October 16, 1998      *
                  pursuant to Rule 12b-1 between the Registrant on behalf of Franklin High Yield Tax-Free
                  Income Fund - Class B and Franklin/Templeton
                  Distributors, Inc.

EX-99.m(iv)       Class B Distribution Plan pursuant to         *
                  Rule 12b-1

EX-99.m(v)        Class C Distribution Plan pursuant to         *
                  Rule 12b-1 on behalf of Franklin Federal
                  Intermediate-Term Tax-Free Income Fund

EX-99.m(vi)       Class A Distribution Plan dated               Attached
                  September 1, 2003,pursuant to Rule 12b-1 on behalf of Franklin Federal Limited-Term
                  Tax-Free Income Fund and Franklin Advisers, Inc.

EX-99.n(i)        Multiple Class Plan dated October 19, 1995    *

EX-99.n(ii)       Multiple Class Plan on behalf of Franklin     *
                  High Yield Tax-Free Income Fund

EX-99.n(iii)      Multiple Class Plan on behalf of Franklin     *
                  Arizona Tax-Free Income Fund

EX-99.n(iv)       Multiple Class Plan on behalf of Franklin     *
                  Florida Tax-Free Income Fund

EX-99.n(v)        Multiple Class Plan on behalf of Franklin     *
                  Insured Tax-Free Income Fund

EX-99.n(vi)       Multiple Class Plan on behalf of Franklin     *
                  Michigan Insured Tax-Free Income Fund

EX-99.n(vii)      Multiple Class Plan on behalf of Franklin     *
                  New Jersey Tax-Free Income Fund

EX-99.n(viii)     Multiple Class Plan on behalf of Franklin     *
                  Ohio Insured Tax-Free Income Fund

EX-99.n(ix)       Multiple Class Plan on behalf of Franklin     *
                  Pennsylvania Tax-Free Income Fund

EX-99.n(x)        Multiple Class Plan on behalf of Franklin     *
                  Federal Intermediate-Term Tax-Free
                  Income Fund

EX-99.p(i)        Code of Ethics                                Attached

EX-99.q(i)        Power of Attorney dated May 12, 2004          Attached

*Incorporated by Reference